     As filed with the Securities and Exchange Commission on April 29, 1998



                                                          File Nos.  333-15119
                                                                     811-07893


                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM N-1A




                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 3
                                       AND
                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                 AMENDMENT NO. 4




                           VARIABLE ANNUITY PORTFOLIOS
                   (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



                      21 MILK STREET, BOSTON, MASSACHUSETTS 02109
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


            REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 617-423-1679



            PHILIP W. COOLIDGE, 21 MILK STREET, BOSTON, MASSACHUSETTS 02109
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)



                                    COPY TO:
                 ROGER P. JOSEPH, BINGHAM DANA LLP, 150 FEDERAL STREET,
                           BOSTON, MASSACHUSETTS 02110





      It is proposed that this filing will become effective on May 1, 1998 pursuant to paragraph (b) of Rule 485.

                         VARIABLE ANNUITY PORTFOLIOS
            (CITISELECT(R) VIP FOLIO 200, CITISELECT(R) VIP FOLIO 300, CITISELECT(R) VIP FOLIO 400, CITISELECT(R) VIP FOLIO 500 AND
                 CITIFUNDSSM SMALL CAP GROWTH VIP PORTFOLIO)

                     REGISTRATION STATEMENT ON FORM N-1A

                            CROSS REFERENCE SHEET

N-1A      N-1A ITEM                                 LOCATION
----      ---------                                 --------
ITEM NO.
--------

PART A                                              PROSPECTUS
------                                              ----------

Item 1.   Cover Page...........................     Cover Page
Item 2.   Synopsis.............................     Not Applicable
Item 3.   Condensed Financial Information......     Condensed Financial
                                                    Information
Item 4.   General Description of Registrant....     Investment Information;
                                                    General Information;
                                                    Appendix
Item 5.   Management of the Fund...............     Management; Expenses
Item 5A.  Management's Discussion of Fund
          Performance..........................     Not Applicable
Item 6.   Capital Stock and Other Securities...     General Information;
                                                    Purchase and Redemption of
                                                    Shares; Dividends and
                                                    Distributions; Tax Matters
Item 7.   Purchase of Securities Being Offered.     Purchase and Redemption of
                                                    Shares
Item 8.   Redemption or Repurchase.............     Purchase and Redemption of
                                                    Shares
Item 9.   Pending Legal Proceedings............     Not Applicable

                                                    STATEMENT OF
                                                    ADDITIONAL
PART B                                              INFORMATION
------                                              -------------
Item 10.  Cover Page...........................     Cover Page
Item 11.  Table of Contents....................     Cover Page
Item 12.  General Information and History......     The Trust
Item 13.  Investment Objectives and Policies...     Investment Objectives;
                                                    Description of Permitted
                                                    Investments and Investment
                                                    Practices; Investment
                                                    Restrictions
Item 14.  Management of the Fund...............     Management
Item 15.  Control Persons and Principal Holders of
          Securities...........................     Management
Item 16.  Investment Advisory and Other Services    Management
Item 17.  Brokerage Allocation and Other Practices  Portfolio Transactions
Item 18.  Capital Stock and Other Securities...     Description of Shares,
                                                    Voting Rights and
                                                    Liabilities
Item 19.  Purchase, Redemption and Pricing of
          Securities Being Offered ............     Description of Shares,
                                                    Voting Rights and
                                                    Liabilities; Determination
                                                    of Net Asset Value;
                                                    Valuation of Securities;
                                                    Additional Redemption
                                                    Information

Item 20.  Tax Status...........................     Certain Additional Tax
                                                    Matters
Item 21.  Underwriters.........................     Management
Item 22.  Calculation of Performance Data......     Performance Information
Item 23.  Financial Statements.................     Financial Statements

PART C Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                                                                      PROSPECTUS
                                                                      ----------
                                                                     MAY 1, 1998

CITISELECT FOLIO 200                                        CITISELECT FOLIO 300
CITISELECT FOLIO 400                                        CITISELECT FOLIO 500

    CitiSelect(R) VIP Folio 200, CitiSelect(R) VIP Folio 300, CitiSelect(R) VIP Folio 400 and CitiSelect(R) VIP Folio 500 are investment vehicles for variable annuity contracts and variable life insurance policies offered by the separate accounts ("Separate Accounts") of participating life insurance companies ("Participating Insurance Companies").

    The Funds are asset allocation funds that offer investors a convenient way to own a professionally managed portfolio tailored to specific investment goals. Each Fund is a total return fund that allocates its investments among three primary classes of assets - equity, fixed income and money market securities. Each Fund's asset mix is designed to offer a different level of potential return within a corresponding level of risk. The Funds' investment objectives are described below. There is, of course, no assurance that any Fund will achieve its investment objective.

    CitiSelect VIP Folio 200's objective is as high a total return over time as is consistent with a primary emphasis on a combination of fixed income and money market securities, and a secondary emphasis on equity securities.

    CitiSelect VIP Folio 300's objective is as high a total return over time as is consistent with a balanced emphasis on equity and fixed income securities.

    CitiSelect VIP Folio 400's objective is as high a total return over time as is consistent with a primary emphasis on equity securities, and a secondary emphasis on fixed income securities.

    CitiSelect VIP Folio 500's objective is as high a total return over time as is consistent with a dominant emphasis on equity securities and a small allocation to fixed income securities.

    Citibank, N.A. is the investment manager for each of the Funds. PROSPECTIVE INVESTORS SHOULD BE AWARE THAT SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, CITIBANK, N.A. OR ANY OF ITS AFFILIATES, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

    Shares of the Funds are not offered to the general public but may only be purchased by the Separate Accounts of Participating Insurance Companies for the purpose of funding variable annuity contracts and variable life insurance policies.

    This Prospectus concisely sets forth information about the Funds that a prospective investor should know before investing. A Statement of Additional Information dated May 1, 1998 (and incorporated by reference in this Prospectus) has been filed with the Securities and Exchange Commission. Copies of the Statement of Additional Information may be obtained without charge, and further inquiries about the Funds may be made, by contacting the Funds' distributor at (617) 423-1679 or a Participating Insurance Company. The Statement of Additional Information and other related materials are available on the SEC's Internet web site (http://www.sec.gov).


                                                             TABLE OF CONTENTS
------------------------------------------------------------------------------
 Condensed Financial Information .........................................  2
 Investment Information ..................................................  3
 Risk Considerations .....................................................  8
 Valuation of Shares .....................................................  9
 Purchase and Redemption of Shares .......................................  9
 Dividends and Distributions ............................................. 10
 Management .............................................................. 11
 Tax Matters ............................................................. 14
 Performance Information ................................................. 15
 General Information ..................................................... 15
 Appendix -- Permitted Investments
   and Investment Practices .............................................. 18


--------------------------------------------------------------------------------
 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
 SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------
  INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

                                               CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------


    The following table provides condensed financial information about the Funds for the periods indicated. This information should be read in conjunction with the financial statements appearing in the Funds' Annual Report to Shareholders, which are incorporated by reference in the Statement of Additional Information. The financial statements and notes, as well as the table below, have been audited by Price Waterhouse LLP, independent accountants. The accountants' report is included in the Funds' Annual Report. Copies of the Annual Report may be obtained without charge from an investor's Participating Insurance Company.

                                                       FINANCIAL HIGHLIGHTS
                                FOR THE PERIOD FROM COMMENCEMENT OF OPERATIONS TO DECEMBER 31, 1997

                                                                 ----------------------------------------------------------------
                                                                 CITISELECT VIP   CITISELECT VIP  CITISELECT VIP   CITISELECT VIP
                                                                   FOLIO 200+       FOLIO 300+      FOLIO 400+       FOLIO 500+
                                                                 ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD .......................         $ 10.00         $ 10.00         $ 10.00           $ 10.00
                                                                     -------         -------         -------           -------
INCOME FROM OPERATIONS:
Net investment income ......................................           0.339++         0.251++         0.212++           0.148++
Net realized and unrealized gain (loss) on investment ......           0.436           0.609           0.701             0.917
                                                                     -------         -------         -------           -------
  Total from operations ....................................           0.775           0.860           0.913             1.065
                                                                     -------         -------         -------           -------
LESS DISTRIBUTIONS FROM:
Net investment income ......................................          (0.339)         (0.251)         (0.206)           (0.144)
Net realized gain on investments ...........................          (0.157)         (0.159)         (0.300)           (0.349)
In excess of net income ....................................            --              --            (0.065)           (0.053)
In excess of realized gains on investments .................          (0.029)         (0.070)         (0.062)           (0.039)
                                                                     -------         -------         -------           -------
                                                                      (0.525)         (0.480)         (0.633)           (0.585)
                                                                     -------         -------         -------           -------
Net Asset Value, end of period .............................         $ 10.25         $ 10.38         $ 10.28           $ 10.48
                                                                     =======         =======         =======           =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted) ..................         $10,321         $14,192         $11,279           $10,544
Ratio of expenses to average net assets ....................           0.95%*          0.95%*          1.25%*            1.25%*
Ratio of net investment income to average net assets .......           3.43%*          3.00%*          2.03%*            1.45%*
Portfolio turnover rates ...................................            231%            241%            230%              134%
Average commission rate per share ..........................         $0.0296         $0.0293         $0.0202           $0.0212
Total return ...............................................           7.79%**         8.65%**         9.22%**          10.76%**

  Note: If agents of the Funds had not voluntarily agreed to waive a portion of their fees, and the Sub-Administrator not assumed expenses for the periods indicated, the net investment income per share and the ratios would have been as follows:

Net investment loss per share ..............................         $(0.006)++      $(0.025)++      $(0.124)++        $(0.186)++
Ratios:
Expenses to average net assets .............................           4.44%*          4.25%*          4.46%*            4.52%*
Net investment loss to average net assets ..................         (0.06)%*        (0.30)%*        (1.18)%*          (1.82)%*
----------------------------------------------------------------------------------------------------------------------------------

 *Annualized.
**Not Annualized.
 +For the period February 10, 1997 (commencement of operations) to December 31, 1997.
++The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.

                                                        INVESTMENT INFORMATION
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES:
    Each Fund is a total return fund that allocates its investments among three primary classes of assets - equity, fixed income and money market securities. Each Fund's asset mix is designed to offer a different level of potential return within a corresponding level of risk. The investment objective of each Fund is as follows:

    The investment objective of CITISELECT VIP FOLIO 200 is as high a total return over time as is consistent with a primary emphasis on a combination of fixed income and money market securities, and a secondary emphasis on equity securities.

    The investment objective of CITISELECT VIP FOLIO 300 is as high a total return over time as is consistent with a balanced emphasis on equity and fixed income securities.

    The investment objective of CITISELECT VIP FOLIO 400 is as high a total return over time as is consistent with a primary emphasis on equity securities, and a secondary emphasis on fixed income securities.

    The investment objective of CITISELECT VIP FOLIO 500 is as high a total return over time as is consistent with a dominant emphasis on equity securities and a small allocation to fixed income securities.

    The investment objective of each Fund may be changed without approval by that Fund's shareholders, but shareholders will be given written notice at least 30 days before any change is implemented. Of course, there can be no assurance that any Fund will achieve its investment objective.

INVESTMENT POLICIES:

THE FUNDS
    CITISELECT VIP FOLIO 200 is expected to be the least volatile of the four Funds and is designed for the investor who is seeking relatively lower risk provided by substantial investments in fixed income and money market securities, but who also seeks some capital growth. CITISELECT VIP FOLIO 300 is designed for the investor seeking a balanced approach by emphasizing stocks for their higher capital appreciation potential but retaining a significant fixed income investment component to temper volatility. CITISELECT VIP FOLIO 400 and CITISELECT VIP FOLIO 500 are designed for the investor willing and able to take higher risks in the pursuit of long-term capital appreciation. CitiSelect VIP Folio 500 is expected to be the most volatile of the four Funds, and is designed for investors who can withstand greater market swings to seek potential long-term rewards. CitiSelect VIP Folio 400 is designed for investors seeking long-term rewards, but with less volatility.

INVESTMENT STRATEGY
    Each Fund is a carefully selected and professionally managed diversified mix of equity, fixed income and money market investments. As the Funds' Investment Manager, Citibank allocates each Fund's assets among these three classes of investments to seek to achieve certain risk and return objectives. In making asset allocations, Citibank considers long-term performance and valuation measures within and between asset classes and the effects of market and economic variables on those relationships. Each Fund's allocation or asset mix is determined by Citibank to be an optimal combination of stocks, bonds and money market instruments that reduces risk and maximizes potential return for that Fund's distinct investment objective.

    The Funds' asset allocations generally correlate to different levels of investment risk and return. Equity securities typically have the potential to outperform fixed income securities over the long term. Equity securities have the greatest potential for growth of capital, yet are generally the most volatile of the three asset types. Fixed income and money market securities sometimes move in the opposite direction of equity securities and may provide investment balance to a Fund. The risks of each asset class will vary.

    Citibank expects that, in general, each Fund's assets will be allocated among the equity, fixed income and money market asset classes as provided in the following chart. However, cash flows of a Fund or changes in market valuations could produce different results. Citibank will review each Fund's asset allocation quarterly and expects, in general, to rebalance the Fund's investments, if necessary, at that time. Rebalancing may be accomplished over a period of time and may be limited by tax and regulatory requirements.

                                         ---------------------------------------
                                                   ASSET CLASS RANGE
                                         ---------------------------------------
                                                       FIXED         MONEY
                                         EQUITY        INCOME       MARKET
--------------------------------------------------------------------------------
CITISELECT VIP FOLIO 200                 25-45%        35-55%       10-30%
CITISELECT VIP FOLIO 300                 40-60%        35-55%        1-10%
CITISELECT VIP FOLIO 400                 55-85%        15-35%        1-10%
CITISELECT VIP FOLIO 500                 70-95%         5-20         1-10%
--------------------------------------------------------------------------------

    Each asset class includes other investments described in the Appendix or elsewhere in this Prospectus that are deemed related to the management of that asset class. Percentage ranges shown for the equity and fixed income classes include investment positions that seek equivalent asset class exposure or to enhance income for that asset class. When money market instruments are used in connection with these positions they will be counted towards the assets of the applicable asset class and not towards the money market class.

    Citibank will diversify the equity class of each Fund by allocating the Fund's portfolio of equity securities among large capitalization securities, small capitalization securities and international securities. Citibank will diversify the fixed income class of each Fund by allocating the Fund's portfolio of fixed income securities among U.S. and foreign government and corporate bonds. There is no requirement that Citibank allocate a Fund's assets among all of the foregoing types of equity and fixed income securities at all times. These types of securities have been selected because Citibank believes that this additional level of asset diversification will provide each Fund with the potential for higher returns with lower overall volatility.

    From time to time the Funds may employ Subadvisers to perform the daily management of a particular asset class for the Funds or of specific types of securities within a particular asset class. Citibank will monitor and supervise the activities of the Subadvisers and may terminate the services of any Subadviser at any time. See "Management." In allocating each Fund's investments among various asset classes and in supervising the Subadvisers, Citibank employs a multi-style and multi-manager diversification strategy. Citibank believes that there are periods when securities with particular characteristics, or an investment style, outperform other types of securities in the same asset class. For example, at certain times, equity securities with growth characteristics outperform equities with income characteristics, and vice versa. Citibank will seek to take advantage of this by blending asset classes and investment styles on a complementary basis in an effort to maximize the consistency of returns over longer time periods, and to reduce volatility.

    In supervising the Subadvisers, Citibank will also be taking into account the expertise they have demonstrated in particular areas and the historical results they have achieved within selected asset classes or investment styles. By combining these attributes with selected asset classes and styles, Citibank will seek to increase returns.

    The following Subadvisers are responsible for the daily management of the following kinds of securities: large capitalization value securities, Miller Anderson & Sherrerd, LLP; small capitalization value securities, Franklin Advisory Services, Inc.; international equity securities, Hotchkis and Wiley; and foreign government securities, Pacific Investment Management Company. Citibank is responsible for the daily management of all other kinds of securities of the Funds, including large capitalization growth securities, small capitalization growth securities, fixed income securities and money market securities.

INITIAL ASSET ALLOCATIONS
    Initially one or more of the Funds may be of such a size that it is not practicable for the Fund to invest in all of the above-mentioned asset classes and types of securities. Until in Citibank's judgment a Fund has sufficient assets to fully employ an investment strategy, Citibank may allocate assets across fewer of the asset classes and fewer of the types of securities identified above than it otherwise would. As a Fund's asset size increases, Citibank will add asset classes and types of securities until the desired asset allocation is reached. There may also be a delay in investing in asset classes or types of securities due to market conditions and availability of suitable investments.

THE EQUITY CLASS
    Equity securities include common stocks, securities convertible into common stocks, preferred stocks, warrants for the purchase of stock and depositary receipts (receipts which represent the right to receive the securities of non-U.S. issuers deposited in a U.S. or correspondent bank). While equity securities historically have experienced a higher level of volatility risk than fixed income securities, they also historically have produced higher levels of total return. Long-term, investors with diversified equity portfolios have a higher probability of achieving their investment goals with lower levels of volatility than those who have not diversified.

    Each Fund will diversify its equity portfolio by investing those assets which are allocated to the equity class among equity securities issued by large capitalization issuers, small capitalization issuers and international issuers. The mix of equity securities will vary from Fund to Fund. For example, the equity class of CitiSelect VIP Folio 400 will emphasize securities of small cap issuers. The equity class of CitiSelect VIP Folio 300 will emphasize securities of large cap and small cap issuers. There is no requirement that each Fund invest in each type of equity security.

LARGE CAP ISSUERS. Large cap issuers are those with market capitalizations within the top 1,000 stocks of the equity market. In the selection of equity securities of large cap issuers, securities issued by established companies with stable operating histories are emphasized.

SMALL CAP ISSUERS. Small cap issuers are those with market capitalizations below the top 1,000 stocks of the equity market. These stocks are comparable to, but not limited to, the stocks comprising the Russell 2000 Index, an index of small capitalization stocks. Small cap companies are generally represented in new or rapidly changing industries. They may offer more profit opportunity in growing industries and during certain economic conditions than do large and medium sized companies. However, small cap companies also involve special risks. Often, liquidity and overall business stability of a small cap company may be less than that associated with larger capitalized companies. Small cap stocks frequently involve smaller, rapidly growing companies with high growth rates, negligible dividend yields and extremely high levels of volatility.

INTERNATIONAL ISSUERS. International issuers are those based outside the United States. In the selection of equity securities of international issuers, securities included in the Morgan Stanley Capital International Europe, Australia and Far East Index (called the EAFE Index) are emphasized. The EAFE Index contains approximately 1,100 equity securities of companies located in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, The Netherlands, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom. In addition, securities of issuers located in emerging markets may be selected. The U.S. investor may benefit from exposure to international equity securities and foreign economies, which may be influenced by distinctly different factors impacting a country's rate of economic growth, interest rate structure, currency, industry and local stock market environment. In addition, investments in the non-U.S. equity markets allow for further diversification as many countries and regions have risk/reward characteristics and market performance that are not highly correlated to each other or to the U.S. market. International investments, however, particularly in emerging countries, are subject to special risks not generally present in domestic equity investments.

    See "Risk Considerations" for certain risks associated with investing in equity securities.

THE FIXED INCOME CLASS
    Fixed income securities include bonds and short-term obligations. Fixed income securities, in general, offer a fixed stream of cash flow and may provide good to moderate relative total return benefits over time. Most bond investments focus on generating income, while the potential for capital appreciation is a secondary objective. The bond markets provide diversification benefits to a holder of equity securities depending upon the characteristics of the bonds comprising the fixed income class of each Fund. The value of fixed income securities generally fluctuates inversely with changes in interest rates, and also fluctuates based on other market and credit factors as well.

    Each Fund will diversify its fixed income portfolio by investing those assets which are allocated to the fixed income class among investment grade corporate debt obligations and securities issued by the U.S. Government and its agencies and instrumentalities and by foreign governments. Investment grade securities are those rated Baa or better by Moody's Investors Service, Inc. or BBB or better by Standard & Poor's Ratings Group or securities which are not rated by these rating agencies, but which Citibank or a Subadviser believes to be of comparable quality. Securities rated Baa or BBB and securities of comparable quality may have speculative characteristics.

    The mix of fixed income securities may vary from Fund to Fund. There is no requirement that each Fund invest in each type of fixed income security. The Funds may invest in securities with all maturities, including long bonds (10+ years), intermediate notes (3 to 10 years) and short-term notes (1 to 3 years).

GOVERNMENT SECURITIES. U.S. Government securities may provide opportunities for income with minimal credit risk. U.S. Treasury securities are considered the safest of all government securities. U.S. Government securities are high quality instruments issued or guaranteed as to principal and interest by the U.S. Government or by an agency or instrumentality of the U.S. Government. Securities issued or guaranteed as to principal and interest by foreign governments or agencies or instrumentalities of foreign governments (which include securities of supranational agencies) also may provide opportunities for income with minimal credit risk. Government securities are, however, not immune from the market risk of principal fluctuation associated with changing interest rates.

CORPORATE BONDS. Investment in bonds of U.S. and foreign corporate issuers may provide relatively higher levels of current income. These bonds are used by U.S. and foreign corporate issuers to borrow money from investors, and may have varying maturities. Corporate bonds have varying degrees of quality and varying degrees of sensitivity to changes in interest rates. The value of these investments fluctuates based on changes in interest rates and in the underlying credit quality of the bond issuers represented in the portfolio.

    See "Risk Considerations" for certain risks associated with investing in fixed income securities.

THE MONEY MARKET CLASS
    Each Fund will invest those assets which are allocated to the money market class in cash and in U.S. dollar-denominated high quality money market and short-term instruments. These instruments include short-term obligations of the U.S. Government and repurchase agreements covering these obligations, commercial paper of U.S. and foreign issuers, bank obligations (such as certificates of deposit, bankers' acceptances and fixed time deposits) of U.S. and non-U.S. banks and obligations issued or guaranteed by the governments of Western Europe, Scandinavia, Australia, Japan and Canada. These investments provide opportunities for income with low credit risk, and may result in a lower yield than would be available from investments with a lower quality or a longer term.

ADDITIONAL INVESTMENT POLICIES:

FUTURES. Each of the Funds may use financial futures in order to protect the Fund from fluctuations in interest rates (sometimes called "hedging") without actually buying or selling debt securities, or to manage the effective maturity or duration of fixed income securities in the Fund's portfolio in an effort to reduce potential losses or enhance potential gain. The Funds also may purchase stock index and foreign currency futures in order to protect against declines in the value of portfolio securities or increases in the cost of securities or other assets to be acquired and, subject to applicable law, to enhance potential gain. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a security at a specified future time and price, or for making payment of a cash settlement based on changes in the value of a security, an index of securities or other assets. In many cases, the futures contracts that may be purchased by the Funds are standardized contracts traded on commodities exchanges or boards of trade. See the Appendix for more information.

TEMPORARY INVESTMENTS. During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, each Fund may invest without limit in cash and in U.S. dollar-denominated high quality money market and short-term instruments. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.


OTHER PERMITTED INVESTMENTS. For more information regarding the Funds' permitted investments and investment practices, see the Appendix -- Permitted Investments and Investment Practices on page 17. The Funds will not necessarily invest or engage in each of the investments and investment practices in the Appendix but reserve the right to do so.


INVESTMENT RESTRICTIONS. The Statement of Additional Information contains a list of specific investment restrictions which govern the investment policies of the Funds, including a limitation that each Fund may borrow money from banks in an amount not to exceed 1/3 of the Fund's net assets for extraordinary or emergency purposes (e.g., to meet redemption requests). As a matter of operating policy, however, the Funds will not borrow money in excess of 10% of their respective total assets (taken at cost), except that each Fund may borrow up to 25% of its total assets when such borrowing is necessary to meet redemption requests. Also, as a matter of operating policy, no Fund will purchase any securities at any time at which borrowings exceed 5% of its total assets (taken at market value). Except as otherwise indicated, the Funds' investment objectives and policies may be changed without shareholder approval. If a percentage or rating restriction (other than a restriction as to borrowing) is adhered to at the time an investment is made, a later change in percentage or rating resulting from changes in a Fund's securities will not be a violation of policy.


PORTFOLIO TURNOVER. Securities of each Fund will be sold whenever it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. For the period February 10, 1997 (commencement of operations) through December 31, 1997, the portfolio turnover rates for the Funds were as follows: CitiSelect VIP Folio 200, 231%; CitiSelect VIP Folio 300, 241%; CitiSelect VIP Folio 400, 230% and CitiSelect VIP Folio 500, 134%, respectively. The amount of brokerage commissions and realization of taxable capital gains (losses) will tend to increase as the level of portfolio activity increases.


BROKERAGE TRANSACTIONS. In connection with the selection of brokers or dealers for securities transactions for the Funds and the placing of such orders, brokers or dealers may be selected who also provide brokerage and research services to the Funds or the other accounts over which Citibank, the Subadvisers or their affiliates exercise investment discretion. Each Fund is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Fund determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer.

STATE INSURANCE REGULATION. Each Fund provides an investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the Separate Accounts of Participating Insurance Companies. Certain states have regulations concerning concentration of investments and purchase and sale of futures contracts, among other techniques. If these regulations are applied to a Fund, the Fund may be limited in its ability to engage in such techniques and to manage its investments with the flexibility provided herein. It is each Fund's intention to operate in material compliance with current insurance laws and regulations, as applied in each jurisdiction in which contracts or policies of Separate Accounts of Participating Insurance Companies are offered.

                                                           RISK CONSIDERATIONS
--------------------------------------------------------------------------------

    The risks of investing in each Fund vary depending upon the nature of the securities held, and the investment practices employed, on its behalf. Certain of these risks are described below.

CHANGES IN NET ASSET VALUE. Each Fund's net asset value will fluctuate based on changes in the values of the underlying portfolio securities. This means that an investor's shares may be worth more or less at redemption than at the time of purchase. Equity securities fluctuate in response to general market and economic conditions and other factors, including actual and anticipated earnings, changes in management, political developments and the potential for takeovers and acquisitions. During periods of rising interest rates the value of debt securities generally declines, and during periods of falling rates the value of these securities generally increases. Changes by recognized rating agencies in the rating of any debt security, and actual or perceived changes in an issuer's ability to make principal or interest payments, also affect the value of these investments.

CREDIT RISK OF DEBT SECURITIES. Investors should be aware that securities offering above average yields may at times involve above average risks. Securities rated Baa by Moody's or BBB by S&P and equivalent securities may have speculative characteristics. Adverse economic or changing circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade obligations.

NON-U.S. SECURITIES. Investments in non-U.S. securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets and political or social instability. Enforcing legal rights may be difficult, costly and slow in non-U.S. countries, and there may be special problems enforcing claims against non-U.S. governments. In addition, non-U.S. companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Non-U.S. markets may be less liquid and more volatile than U.S. markets, and may offer less protection to investors such as the Funds. Prices at which a Fund may acquire securities may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund.

    Because non-U.S. securities often are denominated in currencies other than the U.S. dollar, changes in currency exchange rates will affect a Fund's net asset value, the value of dividends and interest earned and gains and losses realized on the sale of securities. In addition, some non-U.S. currency values may be volatile and there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets.

    The Funds may invest in issuers located in developing countries, which are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. All of the risks of investing in non-U.S. securities are heightened by investing in developing countries. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries with more mature economies; such markets often have provided higher rates of return, and greater risks, to investors. These heightened risks include (i) greater risks of expropriation, confiscatory taxation and nationalization, and less social, political and economic stability; (ii) the small current size of markets for securities of issuers based in developing countries and the currently low or non-existent volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and
(iv) the absence of developed legal structures. Such characteristics can be expected to continue in the future.

    Equity securities traded in certain foreign countries may trade at price-earnings multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable. Rapid increases in money supply in certain countries may result in speculative investment in equity securities which may contribute to volatility of trading markets.

    The costs attributable to non-U.S. investing, such as the costs of maintaining custody of securities in non-U.S. countries, frequently are higher than those involved in U.S. investing. As a result, the operating expense ratios of the Funds may be higher than those of investment companies investing exclusively in U.S. securities.

SMALL CAP COMPANIES. Investors in the Funds should be aware that the securities of companies with small market capitalizations may have more risks than the securities of other companies. Small cap companies may be more susceptible to market downturns or setbacks because they may have limited product lines, markets, distribution channels, and financial and management resources. Further, there is often less publicly available information about small cap companies than about more established companies. As a result of these and other factors, the prices of securities issued by small cap companies may be volatile. Shares of the Funds, therefore, may be subject to greater fluctuation in value than shares of a fund with more of its investments in securities of larger, more established companies.


INVESTMENT PRACTICES. Certain of the investment practices employed for the Funds may entail certain risks. These risks are in addition to the risks described above and are described in the Appendix. See the Appendix -- Permitted Investments and Investment Practices on page 17
 .


                                                           VALUATION OF SHARES
--------------------------------------------------------------------------------

    Net asset value per share of each Fund is determined each day the New York Stock Exchange is open for trading (a "Business Day"). This determination is made once each day as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) by adding the market value of all securities and other assets attributable to a Fund, then subtracting the liabilities charged to the Fund, and then dividing the result by the number of outstanding shares of the Fund.

    Fund securities and other assets are valued primarily on the basis of market quotations, or if quotations are not available, by a method believed to accurately reflect fair value. Non-U.S. securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. In light of the non-U.S. nature of some of each Fund's investments, trading may take place in securities held by the Funds on days which are not Business Days and on which it will not be possible to purchase or redeem shares of the Funds.

                                                                  PURCHASE AND
                                                          REDEMPTION OF SHARES
--------------------------------------------------------------------------------

    Investors may not purchase or redeem shares of the Funds directly, but only through variable annuity contracts and variable life insurance policies offered through the Separate Accounts of Participating Insurance Companies. Investors should refer to the prospectus of the Participating Insurance Company's Separate Account for information on how to purchase a variable annuity contract or variable life insurance policy, how to select specific Funds as investment options for the applicable contract or policy and how to redeem monies from the applicable contract or policy.

    The Separate Accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Funds based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectus describing the variable annuity contracts and variable life insurance policies issued by the Participating Insurance Companies) to be effected on that day pursuant to variable annuity contracts and variable life insurance policies. Orders received by the Funds are effected on Business Days only. Orders for the purchase of shares of a Fund are effected at the net asset value per share next calculated after an order is received in proper form by the Fund or its designee so long as payment for the shares is received by the end of the next Business Day. Redemptions are effected at the net asset value per share next calculated after receipt in proper form of a redemption request by a Fund or its designee. For purposes of the purchase and redemption of shares of the Funds, the Separate Account of a Participating Insurance Company shall be a designee of the Fund for receipt of requests for purchase and redemption, and receipt by such designee shall constitute receipt by the Fund, provided that the Fund receives notice of such requests in accordance with applicable requirements on the next following Business Day. Separate Accounts must transmit purchase and redemption orders promptly. Payment for redemptions will be made by the Funds within seven days after the request is received. The Funds may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the Securities and Exchange Commission.

    The Funds do not assess any sales charges or redemption fees. Sales charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the variable annuity contracts or variable life insurance policies. The Participating Insurance Companies are required to describe these fees in the prospectuses for the contracts or policies.

    Shares of the Funds may be sold to and held by Separate Accounts that fund variable annuity and variable life insurance contracts issued by both affiliated and unaffiliated Participating Insurance Companies. The Funds currently do not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies of affiliated and unaffiliated Participating Insurance Companies arising from the fact that interests of the holders of variable annuity contracts and variable life insurance policies may differ due to differences of tax treatment or other considerations or due to conflicts between the affiliated or unaffiliated Participating Insurance Companies. Nevertheless, the Trustees will monitor events to seek to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. Should a material irreconcilable conflict arise between the holders of variable annuity contracts and variable life insurance policies of affiliated or unaffiliated Participating Insurance Companies, the Participating Insurance Companies may be required to withdraw the assets allocable to some or all of the Separate Accounts from the Funds. Any such withdrawal could disrupt orderly portfolio management to the potential detriment of such holders. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the Participating Insurance Companies. The Funds assume no responsibility for such prospectuses.

                                                                 DIVIDENDS AND
                                                                 DISTRIBUTIONS
--------------------------------------------------------------------------------

    Substantially all of each Fund's net income, if any, from dividends and interest is distributed annually on or about the last day of December. Net realized short-term and long-term capital gains, if any, will be distributed annually, in December. Each Fund may also make additional distributions to the extent necessary to avoid the application of the 4% non-deductible excise tax on certain undistributed income and net capital gains of mutual funds.

    All dividends and distributions will be automatically reinvested in additional shares of a Fund issued at the net asset value of such shares on the payment date of such dividends and distributions.

                                                                    MANAGEMENT
--------------------------------------------------------------------------------

        TRUSTEES AND OFFICERS: Each Fund is supervised by the Board of Trustees of Variable Annuity Portfolios. A majority of the Trustees are not affiliated with Citibank. More information on the Trustees and officers of the Funds appears under "Management" in the Statement of Additional Information.


INVESTMENT MANAGER: Citibank offers a wide range of banking and investment services to customers across the United States and throughout the world, and has been managing money since 1822. Its portfolio managers are responsible for investing in money market, equity and fixed income securities. Citibank and its affiliates manage more than $88 billion in assets worldwide. Citibank is a wholly-owned subsidiary of Citicorp. Citibank also serves as investment adviser to other registered investment companies. Citibank's address is 153 East 53rd Street, New York, New York 10043. Citicorp recently announced its intention to merge with the Travelers Group. Completion of the merger is subject to the satisfaction of certain conditions.


    Subject to policies set by the Trustees, Citibank is responsible for overall management of the Funds' business affairs, and has a separate Management Agreement with each Fund. Citibank also provides certain administrative services to the Funds. These administrative services include providing general office facilities and supervising the overall administration of the Funds. Pursuant to sub-administrative services agreements, the distributor performs such sub-administrative duties for the Funds as from time to time are agreed upon by Citibank and the distributor. The distributor's compensation as sub-administrator is paid by Citibank.

    Lawrence P. Keblusek, U.S. Chief Investment Officer of Citibank since 1995, has been the overall portfolio manager of the Funds since their inception and is responsible for determining asset allocations, supervising and monitoring the performance of the Citibank personnel described below who are responsible for the Funds' securities, and supervising and monitoring the performance of the Subadvisers. Prior to joining Citibank in 1995, Mr. Keblusek, who has 25 years experience in the investment management industry, was Senior Vice President and Director of Portfolio Management for The Northern Trust Company with responsibility for investment performance in the organization's High Net Worth, Corporate and Institutional and Mutual Fund Group. Earlier in his career, Mr. Keblusek held senior investment positions with Maryland National Bank and the National Bank of Washington.

    The following individuals at Citibank are responsible for daily management of the following kinds of securities of the Funds (and related investments).

LARGE CAPITALIZATION GROWTH SECURITIES
Grant D. Hobson and Richard Goldman, Vice Presidents, have been responsible for the daily management of large cap growth securities since November, 1997. Since joining Citibank in 1993, Mr. Hobson has been responsible for managing U.S. equity portfolios for mutual funds, trust and pension accounts of Citibank Global Asset Management and currently manages, or co-manages, more than $4 billion of total assets at Citibank. Prior to joining Citibank, Mr. Hobson was a securities analyst and sector manager for pension accounts and mutual funds for Axe Houghton, formerly a division of USF&G. Since 1994, Mr. Goldman has been responsible for managing U.S. equity portfolios for mutual funds and institutional accounts, and for quantitative equity research for the U.S. institutional business of Citibank Global Asset Management. He currently manages, or co-manages, approximately $4 billion of total assets at Citibank. He joined Citicorp's Investment Management Division in 1985 and from 1988 to 1994 was responsible for running Citicorp's Institutional Investor Relations Department.

SMALL CAPITALIZATION GROWTH SECURITIES
Linda J. Intini, Vice President, has been responsible for the daily management of small cap growth securities since February 1997. Ms. Intini has over nine years of experience specializing in the management of small cap equities, including over $300 million of Citibank's small cap portfolios for trusts and individuals. Prior to joining Citibank as a portfolio manager in 1992, she was a Portfolio Manager and Research Analyst with Manufacturers Hanover in the Special Equity area. She also specialized in equity research at Eberstadt Fleming.

DOMESTIC FIXED INCOME SECURITIES
Mark Lindbloom, Vice President, has been responsible for the daily management of domestic fixed income securities since the Funds' inception, and has been a portfolio manager for fixed income securities since joining Citibank in 1986. Mr. Lindbloom has more than 12 years of investment management experience. Prior to joining Citibank, Mr. Lindbloom was a Fixed Income Portfolio Manager with Brown Brothers Harriman & Co., where he managed fixed income assets for discretionary corporate portfolios.

MONEY MARKET SECURITIES
Kevin Kennedy, Vice President, has been responsible for the daily management of money market securities since the Funds' inception. Mr. Kennedy has managed the Liquidity Management Unit of the U.S. Fixed Income Department of Citibank Global Asset Management since joining Citibank in 1993. Prior to joining Citibank, Mr. Kennedy was with the Metropolitan Life Insurance Company as the Managing Trader of the Treasurer's Division. He was responsible for the management of more than $9 billion in short duration fixed income assets. Mr. Kennedy has more than 15 years of fixed income management experience.

    The following Subadvisers are responsible for the daily management of the following kinds of securities of the Funds (and related investments).

LARGE CAPITALIZATION VALUE SECURITIES
Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, Pennsylvania 19428. Miller Anderson has been a registered investment adviser since 1974. Miller Anderson is an indirect, wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., a financial services company with three major businesses: full service brokerage, credit services and asset management. Robert Marcin, CFA, has been responsible for the daily management of large cap value securities since the Funds' inception. Mr. Marcin has been an investment professional with Miller Anderson since 1988.

SMALL CAPITALIZATION VALUE SECURITIES
Franklin Advisory Services, Inc., One Parker Plaza, 16th Floor, Fort Lee, New Jersey 07024. Franklin Advisory Services, a wholly-owned subsidiary of Franklin Resources, Inc., is a registered investment adviser. William J. Lippman, President of Franklin Advisory Services or its predecessor since 1988, has been responsible for the daily management of U.S. small capitalization value securities since the Funds' inception. Mr. Lippman also serves as Senior Vice President of Franklin Resources, Inc. and Franklin Advisers, Inc. He has been in the securities industry for over 30 years and with the Franklin Templeton Group since 1988.

INTERNATIONAL EQUITY SECURITIES
Hotchkis and Wiley, 800 West Sixth Street, Fifth Floor, Los Angeles, California 90017. Hotchkis and Wiley is a division of the Merrill Lynch Capital Management Group, which is an operating business unit of Merrill Lynch Asset Management, L.P., a registered investment adviser. Harry W. Hartford and Sarah H. Ketterer have been responsible for the daily management of international equity securities since the Funds' inception. Mr. Hartford and Ms. Ketterer manage international equity accounts and are also responsible for international investment research. Each has served on the Investment Policy Committee at Hotchkis and Wiley since joining the firm. Prior to joining the predecessor of Hotchkis and Wiley in 1994, Mr. Hartford was with The Investment Bank of Ireland, as a Senior Manager, where he gained 10 years of experience in both international and global equity management. Prior to joining the predecessor of Hotchkis and Wiley in 1990, Ms. Ketterer was an associate with Bankers Trust and an analyst at Dean Witter.

FOREIGN GOVERNMENT SECURITIES
Pacific Investment Management Company, 840 Newport Center Drive, Suite 360, P.O. Box 6430, Newport Beach, California 92658-9030. PIMCO is a registered investment adviser and is a subsidiary partnership of PIMCO Advisors L.P. A majority interest of PIMCO Advisors L.P. is held by PIMCO Partners, G.P., a general partnership between Pacific Investment Management Company, a California corporation and indirect wholly-owned subsidiary of Pacific Mutual Life Insurance Company, and PIMCO Partners, L.L.C., a limited liability company controlled by the Managing Directors of PIMCO. Lee R. Thomas, III, Senior International Portfolio Manager, has been responsible for the daily management of foreign government securities since the Funds' inception. He joined PIMCO in 1995. Previously he was a member of Investcorp's Management Committee, where he was responsible for global securities and foreign exchange trading. Prior to Investcorp, he was associated with Goldman Sachs, where he was an Executive Director in the fixed income division of the London office.

    Management's discussion of each Fund's performance is included in the Funds' Annual Report to Shareholders, which investors may obtain without charge by calling their participating insurance company.

MANAGEMENT FEES. For the services of Citibank under the Management Agreements and the services of the Subadvisers, the Funds pay an aggregate fee, which is accrued daily and paid monthly, of 0.75% of each Fund's average daily net assets on an annualized basis for that Fund's then-current fiscal year. This fee is higher than the management fee paid by most mutual funds. Citibank may voluntarily agree to waive a portion of its management fee from any Fund.

    The management fee is allocated among the Subadvisers at the annual rates equal to the percentages specified below of the aggregate assets of the Funds allocated to the particular Subadviser. Citibank retains any management fee in excess of amounts payable to the Subadvisers. Citibank pays the Subadvisers' fees to the extent they exceed the aggregate fee stated above. Citibank may voluntarily agree to waive its portion of the management fee from any Fund.

    Miller Anderson & Sherrerd, LLP
        0.625% on first $25 million
        0.375% on next $75 million
        0.250% on next $400 million
        0.20% on assets in excess of $500 million

    Franklin Advisory Services, Inc.
        0.55% on first $250 million
        0.50% on remaining assets

    Hotchkis and Wiley
        0.60% on first $10 million
        0.55% on next $40 million
        0.45% on next $100 million
        0.35% on next $150 million
        0.30% on remaining assets

    PIMCO
        0.35% on first $200 million
        0.30% on remaining assets


    For the period from February 10, 1997 (commencement of operations) to December 31, 1997 management fees were paid to Citibank by each Fund, after waivers, in amounts equal to the following percentages of each Fund's average daily net assets for the period: 0.20% for CitiSelect VIP Folio 200, 0.26% for CitiSelect VIP Folio 300, 0.36% for CitiSelect VIP 400, and 0.40% for CitiSelect VIP Folio 500.


BANKING RELATIONSHIPS. Citibank and its affiliates may have deposit, loan and other relationships with the issuers of securities purchased on behalf of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Citibank has informed the Funds that, in making its investment decisions, it does not obtain or use material inside information in the possession of any division or department of Citibank or in the possession of any affiliate of Citibank.

BANK REGULATORY MATTERS The Glass-Steagall Act prohibits certain financial institutions, such as Citibank, from underwriting securities of open-end investment companies, such as the Funds. Citibank believes that its services under the Management Agreements and the activities performed by it as administrator are not underwriting and are consistent with the Glass-Steagall Act and other relevant federal and state laws. However, there is no controlling precedent regarding the performance of the combination of investment advisory and administrative activities by banks. State laws on this issue may differ from applicable federal law and banks and financial institutions may be required to register as dealers pursuant to state securities laws. Changes in either federal or state statutes or regulations, or in their interpretations, could prevent Citibank or its affiliates from continuing to perform these services for the Funds. If Citibank or its affiliates were to be prevented from acting as the Manager or administrator, the affected Funds would seek alternative means for obtaining these services. The Funds do not expect that shareholders would suffer any adverse financial consequences as a result of any such occurrence.


DISTRIBUTOR: Pursuant to a Distribution Agreement, CFBDS, Inc., 21 Milk Street, Boston, MA 02109 (telephone: (617) 423-1679), serves as the distributor of shares of each Fund. CFBDS receives no fee for performing distribution services for the Funds.


CUSTODIAN, TRANSFER AGENT AND FUND ACCOUNTANT: State Street Bank and Trust Company acts as transfer agent, dividend disbursing agent and custodian for each Fund. Securities may be held by a sub-custodian bank approved by the Trustees. State Street also provides certain fund accounting services and calculates the daily net asset value for the Funds. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

                                                                   TAX MATTERS
--------------------------------------------------------------------------------

    This discussion of the federal income taxation of the Funds and their distributions is for general information only. Purchasers of variable annuity contracts or variable life insurance policies issued by Participating Insurance Companies should refer to the prospectuses for those contracts or policies for additional tax information and should consult their own tax advisers about their particular situations.

    Each Fund will be treated as a separate entity for federal income tax purposes. Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which would relieve a Fund of liability for Federal income and excise taxes to the extent the Fund's earnings are distributed in accordance with the timing requirements of the Code. In order to so qualify, a Fund must comply with certain distribution, diversification, source of income, and other applicable requirements. If for any taxable year a Fund does not qualify for the special Federal tax treatment afforded regulated investment companies, all of the Fund's taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, a Fund's distributions to segregated asset accounts holding shares of the Fund would be taxable as ordinary income to the extent of the Fund's current and accumulated earnings and profits. A failure of a Fund to qualify as a regulated investment company could also have the adverse effects on investors noted below.

    A segregated asset account upon which a variable annuity contract or variable life insurance policy is based must meet certain diversification tests set forth in U.S. Treasury regulations. If, as is intended, the Fund meets these tests and complies with certain other conditions, a segregated asset account investing solely in shares of a Fund will also be deemed to meet these diversification requirements. However, a failure of the Fund to qualify as a regulated investment company or to meet such conditions and to comply with such tests could cause the owners of variable annuity contracts and variable life insurance policies based on such accounts to recognize ordinary income each year in the amount of any net appreciation of such contract or policy during the year (including the annual costs of life insurance, if any, provided under such policy).

    Provided that the Fund and a segregated asset account investing in the Fund satisfy the above requirements, any distributions from the Fund will be exempt from current Federal income taxation to the extent that such distributions accumulate in a variable annuity contract or a variable life insurance contract.

    The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus which are subject to change by legislative or administrative action.

                                                       PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    Each Fund's performance may be quoted in advertising, shareholder reports and other communications in terms of yield or total rate of return. All performance information is historical and is not intended to indicate future performance. Yield and total rates of return fluctuate in response to market conditions and other factors, and the value of an investor's shares when redeemed may be more or less than their original cost.

    Each Fund may provide its period and average annualized "total rates of return." The "total rate of return" refers to the change in the value of an investment in the Fund over a stated period which was made at the maximum public offering price and reflects any change in net asset value per share and is compounded to include the value of any shares purchased with any dividends or capital gains declared during such period. Period total rates of return may be "annualized." An "annualized" total rate of return assumes that the period total rate of return is generated over a one-year period.

    Each Fund may provide annualized "yield" quotations. The "yield" of a Fund refers to the income generated by an investment in the Fund over a 30-day or one-month period (which period is stated in any such advertisement or communication). This income is then annualized; that is, the amount of income generated by the investment over that period is assumed to be generated each month over a one-year period and is shown as a percentage of the maximum public offering price on the last day of that period. A "yield" quotation, unlike a total rate of return quotation, does not reflect changes in net asset value.

    Yields and total returns quoted for the Funds include the effect of deducting the Funds' expenses, but may not include charges and expenses attributable to a particular variable annuity contract or variable life insurance policy. Since shares of the Funds can be purchased only through a variable annuity contract or variable life insurance policy, a prospective purchaser should carefully review the prospectus of the variable annuity contract or variable life insurance policy he or she has chosen for information on relevant charges and expenses. Including these charges in the quotations of the Funds' yield and total return would have the effect of decreasing performance. Performance information for the Funds must always be accompanied by, and be reviewed with, performance information for the insurance product which invests in the Funds. See the Statement of Additional Information for more information concerning the calculation of yield and total rate of return quotations for the Funds.

                                                           GENERAL INFORMATION
--------------------------------------------------------------------------------

        ORGANIZATION: Each Fund is a diversified series of Variable Annuity Portfolios, an open-end investment company organized as a Massachusetts business trust on October 18, 1996.

    Under the 1940 Act, a diversified series or diversified investment company must invest at least 75% of its assets in cash and cash items, U.S. Government securities, investment company securities and other securities limited as to any one issuer to not more than 5% of the total assets of the investment company and not more than 10% of the voting securities of the issuer.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the trust's obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.

VOTING AND OTHER RIGHTS: The Funds may issue an unlimited number of shares ($0.00001 par value), may create new series of shares and may divide shares in each series into classes. Each share of each Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of the Funds have equal voting rights except that, in matters affecting only a particular Fund, only shares of that particular Fund are entitled to vote.

    As series of a Massachusetts business trust, the Funds are not required to hold annual shareholder meetings. Shareholder approval will usually be sought only for changes in a Fund's fundamental investment restrictions and for the election of Trustees under certain circumstances. Trustees may be removed by shareholders under certain circumstances. Each share of each Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation of that Fund.

    The rights accompanying Fund shares are legally vested in the Separate Accounts. However, in accordance with current law and interpretations thereof, Participating Insurance Companies will vote shares held in the Separate Accounts in a manner consistent with timely voting instructions received from the holders of variable annuity contracts and variable life insurance policies. Each Participating Insurance Company will vote Fund shares held in Separate Accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance policies, as well as shares it owns, in the same proportion as those shares for which voting instructions are received. For a further discussion, please refer to the insurance company's Separate Account prospectus.

CERTIFICATES: The Funds' Transfer Agent maintains a share register for shareholders of record, i.e., the Separate Accounts of the Participating Insurance Companies. Share certificates are not issued.

EXPENSES: In addition to amounts payable to Citibank and the Subadvisers under the Management and Submanagement Agreements each Fund is responsible for its own expenses, including, among other things, the costs of securities transactions, the compensation of Trustees that are not affiliated with Citibank, government fees, taxes, accounting and legal fees, expenses of communicating with shareholders, interest expense, and insurance premiums.


    For the period from February 10, 1997 (commencement of operations) to December 31, 1997, the annualized expenses were 0.95% for CitiSelect VIP Folio 200, 0.95% for CitiSelect VIP Folio 300, 1.25% for CitiSelect VIP Folio 400 and 1.25% for CitiSelect VIP Folio 500, of each Fund's average daily net assets for that period.


    All fee waivers are voluntary and may be reduced or terminated at any time.


YEAR 2000: The Funds could be adversely affected if the computer systems used by the Funds or their service providers are not programmed to accurately process information on or after January 1, 2000. The Funds, and their service providers, are making efforts to resolve any potential Year 2000 issues. While it is likey that these efforts will be succesful, the failure to implement any necessary modifications to computer systems used by the Funds or their service providers could result in an adverse impact on the Funds.

COUNSEL AND INDEPENDENT AUDITOR: Bingham Dana LLP, 150 Federal Street, Boston, MA 02110, is counsel for each Fund. Price Waterhouse LLP, 160 Federal Street, Boston, MA 02110, serves as independent accountants for each Fund.


                           ------------------------

    The Statement of Additional Information dated the date hereof contains more detailed information about the Funds, including information relating to
(i) investment policies and restrictions, (ii) the Trustees, officers and investment manager, (iii) securities transactions, (iv) the Funds' shares, including rights and liabilities of shareholders, (v) the method used to calculate performance information, and (vi) the determination of net asset value.

    No person has been authorized to give any information or make any representations not contained in this Prospectus or the Statement of Additional Information in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or their distributor. This Prospectus does not constitute an offering by the Funds or their distributor in any jurisdiction in which such offering may not lawfully be made.

                                                                      APPENDIX
--------------------------------------------------------------------------------
                                                     PERMITTED INVESTMENTS AND
                                                          INVESTMENT PRACTICES

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements in order to earn a return on temporarily available cash. Repurchase agreements are transactions in which an institution sells the Fund a security at one price, subject to the Fund's obligation to resell and the selling institution's obligation to repurchase that security at a higher price normally within a seven day period. There may be delays and risks of loss if the seller is unable to meet its obligation to repurchase.

REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund and the agreement by the Fund to repurchase the securities at an agreed-upon price, date and interest payment. When a Fund enters into reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be maintained in a segregated account with the Fund's custodian. The segregation of assets could impair the Fund's ability to meet its current obligations or impede investment management if a large portion of the Fund's assets are involved. Reverse repurchase agreements are considered to be a form of borrowing.

LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements and in order to generate additional income, each Fund may lend its portfolio securities to broker-dealers and other institutional borrowers. Such loans must be callable at any time and continuously secured by collateral (cash or U.S. Government securities) in an amount not less than the market value, determined daily, of the securities loaned. It is intended that the value of securities loaned by a Fund would not exceed 30% of the Fund's total assets.

    In the event of the bankruptcy of the other party to a securities loan, repurchase agreement or reverse repurchase agreement, a Fund could experience delays in recovering either the securities or cash. To the extent that, in the meantime, the value of the securities loaned or sold has increased or the value of the securities purchased has decreased, the Fund could experience a loss.

CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. Convertible securities purchased are not subject to the rating requirements applicable to the Funds' purchase of fixed income investments.

    In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

RULE 144A SECURITIES. Each Fund may purchase restricted securities that are not registered for sale to the general public. If it is determined that there is a dealer or institutional market in the securities, the securities will not be treated as illiquid for purposes of the Fund's investment limitations. The Trustees will review these determinations. These securities are known as "Rule 144A securities," because they are traded under SEC Rule 144A among qualified institutional buyers. Institutional trading in Rule 144A securities is relatively new, and the liquidity of these investments could be impaired if trading in Rule 144A securities does not develop or if qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.

PRIVATE PLACEMENTS AND ILLIQUID INVESTMENTS. Each Fund may invest up to 10% of its net assets in securities for which there is no readily available market. These illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price.

"WHEN-ISSUED" SECURITIES. In order to ensure the availability of suitable securities, each Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the securities would be delivered to the Fund at a future date beyond customary settlement time. Under normal circumstances, the Fund takes delivery of the securities. In general, the Fund does not pay for the securities until received and does not start earning interest until the contractual settlement date. While awaiting delivery of the securities, the Fund establishes a segregated account consisting of cash, cash equivalents or high quality debt securities equal to the amount of the Fund's commitments to purchase "when-issued" securities. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when-issued" basis may increase the volatility of its net asset value.

COMMERCIAL PAPER. Each Fund may invest in commercial paper, which is unsecured debt of corporations usually maturing in 270 days or less from its date of issuance.

DEPOSITARY RECEIPTS FOR SECURITIES. American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other forms of depositary receipts for securities of non-U.S. issuers provide an alternative method for a Fund to make non-U.S. investments. These securities are not usually traded in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement.

OTHER INVESTMENT COMPANIES. Subject to applicable statutory and regulatory limitations, assets of each Fund may be invested in shares of other investment companies. Each Fund may invest up to 5% of its assets in closed-end investment companies which primarily hold securities of non-U.S. issuers.

CURRENCY EXCHANGE CONTRACTS. Forward currency exchange contracts may be entered into for each Fund for the purchase or sale of non-U.S. currency to hedge against adverse rate changes or otherwise to achieve the Fund's investment objectives. A currency exchange contract allows a definite price in dollars to be fixed for securities of non-U.S. issuers that have been purchased or sold (but not settled) for the Fund.

    Each Fund may also enter into proxy hedges and cross hedges. In a proxy hedge, which generally is less costly than a direct hedge, a Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times. A Fund may enter into a cross hedge if a particular currency is expected to decrease against another currency. The Fund would sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount equal to some or all of the Fund's holdings denominated in the currency sold.

    Entering into exchange contracts may result in the loss of all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. In addition, entering into such contracts means incurring certain transaction costs and bearing the risk of incurring losses if rates do not move in the direction anticipated.

SECURITIES RATED BAA OR BBB. Each Fund may purchase securities rated Baa by Moody's or BBB by S&P and securities of comparable quality, which may have poor protection of payment of principal and interest. These securities are often considered to be speculative and involve greater risk of default or price changes than securities assigned a higher quality rating due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates.

ASSET-BACKED SECURITIES. Each Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties. Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral.

    Each Fund also may purchase mortgage-backed securities issued or guaranteed as to payment of principal and interest by the U.S. Government or one of its agencies and backed by the full faith and credit of the U.S. Government, including direct pass-through certificates of GNMA, as well as mortgage-backed securities for which principal and interest payments are backed by the credit of particular agencies of the U.S. Government. Mortgage-backed securities are generally backed or collateralized by a pool of mortgages. These securities are sometimes called collateralized mortgage obligations or CMOs.

    Even if the U.S. Government or one of its agencies guarantees principal and interest payments of a mortgage-backed security, the market price of a mortgage-backed security is not insured and may be subject to market volatility. When interest rates decline, mortgage-backed securities experience higher rates of prepayment, because the underlying mortgages are refinanced to take advantage of the lower rates. Thus the prices of mortgage-backed securities may not increase as much as prices of other debt obligations when interest rates decline, and mortgage-backed securities may not be an effective means of locking in a particular interest rate. In addition, any premium paid for a mortgage-backed security may be lost when it is prepaid. When interest rates go up, mortgage-backed securities experience lower rates of prepayment. This has the effect of lengthening the expected maturity of a mortgage-backed security. As a result, prices of mortgage-backed securities may decrease more than prices of other debt obligations when interest rates go up.

    Additionally mortgage-backed securities are also subject to maturity extension risk, that is, the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively convert a security that was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. Thus, a rising interest rate would not only likely decrease the value of a Fund's securities, but would also increase the inherent volatility of the Fund by effectively converting short term debt instruments into long term debt instruments.

DOLLAR ROLLS. The Funds also may enter into "dollar rolls." A dollar roll is a transaction pursuant to which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which a Fund establishes a segregated account with liquid high grade debt securities equal in value to the securities subject to repurchase by the Fund. The Funds will invest only in covered rolls.

SWAPS AND RELATED TRANSACTIONS. Each Fund may enter into swap agreements with other institutional investors with respect to foreign currencies, interest rates and securities indexes and may enter into other types of available swap agreements, such as caps, collars and floors, for the purpose of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. In a standard swap agreement, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined investment or investments.

    Each Fund may also purchase and sell caps, floors and collars. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the counterparty. For example, the purchase of an interest rate cap entitles the buyer, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the counterparty selling such interest rate cap. The sale of an interest rate floor obligates the seller to make payments to the extent that a specified interest rate falls below an agreed-upon level. A collar arrangement combines elements of buying and selling a floor.

    Swap agreements are subject to each Fund's overall limit that not more than 10% of its net assets may be invested in illiquid securities, and no Fund will enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

FUTURES. Because the value of a futures contract changes based on the price of the underlying security or other asset, futures contracts are considered to be "derivatives." Futures contracts are a generally accepted part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. When a Fund purchases or sells a futures contract, it is required to make an initial margin deposit. Although the amount may vary, initial margin can be as low as 1% or less of the face amount of the contract. Additional margin may be required as the contract fluctuates in value. Since the amount of margin is relatively small compared to the value of the securities covered by a futures contract, the potential for gain or loss on a futures contract is much greater than the amount of a Fund's initial margin deposit. None of the Funds currently intends to enter into a futures contract if, as a result, the initial margin deposits on all of that Fund's futures contracts would exceed approximately 5% of the Fund's net assets. Also, each Fund intends to limit its futures contracts so that the value of the securities covered by its futures contracts would not generally exceed 50% of the Fund's other assets and to segregate sufficient assets to meet its obligations under outstanding futures contracts.

    The ability of a Fund to utilize futures contracts successfully will depend on the Fund's ability to predict interest rate, stock price or currency movements, which cannot be assured. In addition to general risks associated with any investment, the use of futures contracts entails the risk that, to the extent the Fund's view as to interest rate, stock price or currency movements is incorrect, the use of futures contracts, even for hedging purposes, could result in losses greater than if they had not been used. This could happen, for example, if there is a poor correlation between price movements of futures contracts and price movements in a Fund's related portfolio position. Also, the futures markets may not be liquid in all circumstances. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. When futures contracts are used for hedging, even if they are successful in minimizing the risk of loss due to a decline in the value of the hedged position, at the same time they limit any potential gain which might result from an increase in value of such position. As noted, each Fund may also enter into transactions in futures contracts for other than hedging purposes (subject to applicable law), including speculative transactions, which involve greater risk. In particular, in entering into such transactions, a Fund may experience losses which are not offset by gains on other portfolio positions, thereby reducing its gross income. In addition, the markets for such instruments may be extremely volatile from time to time, which could increase the risks incurred by the Fund in entering into such transactions.

    The use of futures contracts potentially exposes a Fund to the effects of "leveraging," which occurs when futures are used so that the Fund's exposure to the market is greater than it would have been if the Fund had invested directly in the underlying securities. "Leveraging" increases a Fund's potential for both gain and loss. As noted above, each of the Funds intends to adhere to certain policies relating to the use of futures contracts, which should have the effect of limiting the amount of leverage by the Fund.

OPTIONS. Each Fund may write (sell) covered call and put options and purchase call and put options on securities. A Fund will write options on securities for the purpose of increasing its return on such securities and/or to protect the values of its portfolio. In particular, where the Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium paid for the option which will increase its gross income and will offset in part the reduced value of the portfolio security underlying the option, or the increased cost of portfolio securities to be acquired. If the price of the underlying security moves adversely to the Fund's position, the option may be exercised and the Fund will be required to purchase or sell the underlying security at a disadvantageous price, which may only be partially offset by the amount of the premium.

    By writing a call option on a security, a Fund limits its opportunity to profit from any increase in the market value of the underlying security, since the holder will usually exercise the call option when the market value of the underlying security exceeds the exercise price of the call. However, the Fund retains the risk of depreciation in value of securities on which it has written call options.

    Each of the Funds also may purchase options on a non-U.S. currency in order to protect against currency rate fluctuations. If a Fund purchases a put option on a non-U.S. currency and the value of the U.S. currency declines, the Fund will have the right to sell the non-U.S. currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on the Fund which otherwise would have resulted. Conversely, where a rise in the U.S. dollar value of another currency is projected, and where the Fund anticipates investing in securities traded in such currency, the Fund may purchase call options on the non-U.S. currency. Each Fund also may buy and write options on stock indices.

    Each Fund may purchase and write options to buy or sell interest rate futures contracts and options on stock index futures contracts. Such investment strategies will be used for hedging and non-hedging purposes, subject to applicable law. Put and call options on futures contracts may be traded by a Fund in order to protect against declines in values of portfolio securities or against increases in the cost of securities to be acquired. Purchases of options on futures contracts may present less risk in hedging the portfolio of a Fund than the purchase or sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs. The writing of such options, however, does not present less risk than the trading of futures contracts and will constitute only a partial hedge, up to the amount of the premium received. In addition, if an option is exercised, the Fund may suffer a loss on the transaction.

    Each Fund may enter into forward foreign currency contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date at a price set at the time of the contract. A Fund may enter into forward contracts for hedging and non-hedging purposes including transactions entered into for the purpose of profiting from anticipated changes in foreign currency exchange rates. Each Fund has established procedures consistent with statements of the SEC and its staff regarding the use of forward contracts by registered investment companies, which requires use of segregated assets or "cover" in connection with the purchase and sale of such contracts.

    Forward contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in the futures and options contracts described herein.

    Transactions in options may be entered into on U.S. exchanges regulated by the SEC, in the over-the-counter market and on foreign exchanges, while forward contracts may be entered into only in the over-the-counter market. Futures contracts and options on futures contracts may be entered into on U.S. exchanges regulated by the Commodity Futures Trading Commission and on foreign exchanges. The securities underlying options and futures contracts traded by a Fund may include domestic as well as foreign securities. Investors should recognize that transactions involving foreign securities or foreign currencies, and transactions entered into in foreign countries, may involve considerations and risks not typically associated with investing in U.S. markets.

    Transactions in options, futures contracts, options on futures contracts and forward contracts entered into for non-hedging purposes involve greater risk and could result in losses which are not offset by gains on other portfolio assets. For example, a Fund may sell futures contracts on an index of securities in order to profit from any anticipated decline in the value of the securities comprising the underlying index. In such instances, any losses on the futures transactions will not be offset by gains on any portfolio securities comprising such index, as might occur in connection with a hedging transaction.

    Options, futures contracts, options on futures contracts, forward contracts and swaps may be used alone or in combinations in order to create synthetic exposure to securities in which a Fund otherwise invests, such as non-U.S. government securities. In such instances, the Fund will also be subject to the risks associated with these types of securities, such as counterparty risk in swap transactions.

CSP/398             [Recycle Logo] Printed on recycled paper

                                                                  Statement of
                                                        Additional Information
                                                                   May 1, 1998

CITISELECT(R) VIP FOLIO 200
CITISELECT(R) VIP FOLIO 300
CITISELECT(R) VIP FOLIO 400
CITISELECT(R) VIP FOLIO 500


      Variable Annuity Portfolios (the "Trust") is an investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on October 18, 1996. The Trust offers shares of four investment funds -- CitiSelect(R) VIP Folio 200, CitiSelect(R) VIP Folio 300, CitiSelect(R) VIP Folio 400 and CitiSelect(R) VIP Folio 500 (each, a "Fund" and collectively, the "Funds"), as well as the shares of one other series. The shares of the Funds are offered only to separate accounts ("Separate Accounts") of participating life insurance companies ("Participating Insurance Companies") for the purpose of funding variable annuity contracts and variable life insurance policies. The address and telephone number of the Trust are 21 Milk Street, Boston, Massachusetts 02109, (617) 423-1679.


      FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, CITIBANK, N.A. OR ANY OF ITS AFFILIATES, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.


Table of Contents
                                                                            Page
The Trust                                                                      2
Investment Objectives                                                          2
Description of Permitted Investments and Investment Practices                  3
Investment Restrictions                                                       18
Performance Information                                                       20
Determination of Net Asset Value; Valuation of
  Securities; Additional Redemption Information                               21
Management                                                                    23
Portfolio Transactions                                                        28
Description of Shares, Voting Rights and Liabilities                          29
Certain Additional Tax Matters                                                31
Financial Statements                                                          31


      This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Trust's Prospectus, dated May 1, 1998, by which shares of the Funds are offered. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained by an investor without charge by contacting the Trust's distributor at (617) 423-1679 or a Participating Insurance Company.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                  1. THE TRUST

      Variable Annuity Portfolios, the Trust, is an investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on October 18, 1996. This Statement of Additional Information relates to four Funds offered by the Trust -- CitiSelect(R) VIP Folio 200, CitiSelect(R) VIP Folio 300, CitiSelect(R) VIP Folio 400 and CitiSelect(R) VIP Folio 500. The Funds are investment vehicles for variable annuity contracts and variable life insurance policies offered by Separate Accounts of Participating Insurance Companies.

      Citibank, N.A. ("Citibank" or the "Manager") is investment adviser to each of the Funds. The Manager manages the investments of the Funds from day to day in accordance with each Fund's investment objectives and policies. The selection of investments for the Funds and the way they are managed depend on the conditions and trends in the economy and the financial marketplaces.

      The Board of Trustees of the Trust provides broad supervision over the affairs of the Funds. Shares of the Funds are continuously sold by CFBDS, Inc., the Funds' distributor ("CFBDS" or the "Distributor"), only to Separate Accounts.


                            2. INVESTMENT OBJECTIVES

      Each Fund is a total return fund that allocates its investments among three primary classes of assets - equity, fixed income and money market securities. Each Fund's asset mix is designated to offer a different level of potential return within a corresponding level of risk. The investment objective of each Fund is as follows:

      The investment objective of CitiSelect VIP Folio 200 is as high a total return over time as is consistent with a primary emphasis on a combination of fixed income and money market securities, and a secondary emphasis on equity securities.

      The investment objective of CitiSelect VIP Folio 300 is as high a total return over time as is consistent with a balanced emphasis on equity and fixed income securities.

      The investment objective of CitiSelect VIP Folio 400 is as high a total return over time as is consistent with a primary emphasis on equity securities, and a secondary emphasis on fixed income securities.

      The investment objective of CitiSelect VIP Folio 500 is as high a total return over time as is consistent with a dominant emphasis on equity securities and a small allocation to fixed income securities.

      The investment objective of each Fund may be changed by its Trustees without approval by that Fund's shareholders, but shareholders will be given written notice at least 30 days before any change is implemented. Of course, there can be no assurance that any Fund will achieve its investment objective.

      The Prospectus contains a discussion of the various types of securities in which each Fund may invest and the risks involved in such investments. The following supplements the information contained in the Prospectus concerning the investment objective, policies and techniques of each Fund.

      CitiSelect VIP Folio 200 is expected to be the least volatile of the four Funds and is designed for the investor who is seeking relatively lower risk provided by substantial investments in fixed income and money market securities, but who also seeks some capital growth. CitiSelect VIP Folio 300 is designed for the investor seeking a balanced approach by emphasizing stocks for their higher capital appreciation potential but retaining a significant fixed income investment to temper volatility. CitiSelect VIP Folio 400 and CitiSelect VIP Folio 500 are designed for the investor willing and able to take higher risks in the pursuit of long-term capital appreciation. CitiSelect VIP Folio 500 is expected to be the most volatile of the four Funds, and is designed for investors who can withstand greater market swings to seek potential long-term rewards. CitiSelect VIP Folio 400 is designed for investors seeking long-term rewards, but with less volatility.

      The Trust has also adopted the following policies with respect to each Fund's investments in (i) warrants and (ii) securities of issuers with less than three years' continuous operation. The Trust's purchases of warrants for each Fund will not exceed 5% of the Fund's net assets. Included within that amount, but not exceeding 2% of its net assets, may be warrants which are not listed on the New York Stock Exchange or the American Stock Exchange. Any such warrants will be valued at their market value except that warrants which are attached to securities at the time such securities are acquired for a Fund will be deemed to be without value for the purpose of this restriction. The Trust will not invest more than 5% of each Fund's assets in companies which, including their respective predecessors, have a record of less than three years' continuous operation.


       3. DESCRIPTION OF PERMITTED INVESTMENTS AND INVESTMENT PRACTICES

BANK OBLIGATIONS

      Each of the Funds may invest in bank obligations, i.e., certificates of deposit, time deposits (including Eurodollar time deposits) and bankers' acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. A bankers' acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less. A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

MORTGAGE-BACKED SECURITIES

      Each of the Funds may invest in mortgage-backed securities, which are securities representing interests in pools of mortgage loans. Interests in pools of mortgage-related securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages.

      The principal governmental issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), and Federal Home Loan Mortgage Corporation ("FHLMC"). Obligations of GNMA are backed by the full faith and credit of the United States Government while obligations of FNMA and FHLMC are supported by the respective agency only. Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a GNMA certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price to its par value, which may result in a loss.

      Each Fund may also invest a portion of its assets in collateralized mortgage obligations or "CMOs," a type of mortgage-backed security. CMOs are securities collateralized by mortgages, mortgage pass-through certificates, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

      Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligations is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-through certificates to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-through certificates issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.


      Even if the U.S. government or one of its agencies guarantees principal and interest payments of a mortgage-backed security, the market price of a mortgage-backed security is not insured and may be subject to market volatility. When interest rates decline, mortgage-backed securities experience higher rates of prepayment because the underlying mortgages are refinanced to take advantage of the lower rates. The prices of mortgage-backed securities may not increase as much as prices of other debt obligations when interest rates decline, and mortgage-backed securities may not be an effective means of locking in a particular interest rate. In addition, any premium paid for a mortgage-backed security may be lost when it is prepaid. When interest rates go up, mortgage-backed securities experience lower rates of prepayment. This has the effect of lengthening the expected maturity of a mortgage-backed security. As a result, prices of mortgage-backed securities may decrease more than prices of other debt obligations when interest rates go up.


MORTGAGE "DOLLAR ROLL" TRANSACTIONS

      As described in the Prospectus, the Funds may enter into mortgage "dollar roll" transactions pursuant to which they sell mortgage-backed securities for delivery in the future and simultaneously contract to repurchase substantially similar securities on a specified future date. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost principal and interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.

CORPORATE ASSET-BACKED SECURITIES

      Each of the Funds may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

      Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

      Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

RULE 144A SECURITIES

      Consistent with applicable investment restrictions, each of the Funds may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended, (the "Securities Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. However, none of the Funds invests more than 10% of its net assets in illiquid investments, which include securities for which there is no readily available market, securities subject to contractual restrictions on resale and restricted securities, unless the Board of Trustees of the Trust determines, based on the trading markets for the specific restricted security, that it is liquid. The Trustees have adopted guidelines and delegated to the Manager and to each Subadviser the daily function of determining and monitoring liquidity of restricted securities. The Trustees, however, retain sufficient oversight and are ultimately responsible for the determinations.

      Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will develop, the Trust's Trustees will carefully monitor each Fund's investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information.

SECURITIES OF NON-U.S. ISSUERS

      Each of the Funds may invest in securities of non-U.S. issuers. Investing in securities of foreign issuers may involve significant risks not present in domestic investments. For example, the value of such securities fluctuates based on the relative strength on the U.S. dollar. In addition, there is generally less publicly available information about foreign issuers, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Non-U.S. issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in securities of non-U.S. issuers also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of other countries or areas of the world may differ favorably or unfavorably from the economy of the U.S.

      It is anticipated that in most cases the best available market for securities of non-U.S. issuers would be on exchanges or in over-the-counter markets located outside the U.S. Non-U.S. stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some non-U.S. issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. Non-U.S. security trading practices, including those involving securities settlement where the Fund's assets may be released prior to receipt of payments, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a non-U.S. broker-dealer. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the U.S. and may be non-negotiable. In general, there is less overall governmental supervision and regulation of non-U.S. securities exchanges, brokers and listed companies than in the U.S.

      Investments in closed-end investment companies which primarily hold securities of non-U.S. issuers may entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses.

      American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other forms of depositary receipts for securities of non-U.S. issuers provide an alternative method for the Funds to make non-U.S. investments. These securities are not usually denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement.

      ADRs, EDRs, and GDRs may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs, and there may not be a correlation between such information and the market value of the depositary receipts.

      The Funds may invest in securities of non-U.S. issuers that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than securities of non-U.S. issuers of the same class that are not subject to such restrictions.

REPURCHASE AGREEMENTS

      Each of the Funds may invest in repurchase agreements collateralized by securities in which that Fund may otherwise invest. Repurchase agreements are agreements by which a Fund purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the U.S. Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or Government agency issues. Under the Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements may be considered to be loans by the buyer. A Fund's risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although that Fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by the Funds are fully collateralized, with such collateral being marked to market daily.

LENDING OF SECURITIES

      Consistent with applicable regulatory requirements and in order to generate income, each of the Funds may lend its securities to broker-dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the New York Stock Exchange (and subsidiaries thereof). Loans of securities would be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral would be invested in high quality short-term instruments. Either party has the right to terminate at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and with respect to cash collateral would also receive compensation based on investment of the collateral (subject to a rebate payable to the borrower). Where the borrower provides a Fund with collateral consisting of U.S. Treasury obligations, the borrower is also obligated to pay the Fund a fee for use of the borrowed securities. The Fund, would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the Manager or a Subadviser to be of good standing, and when, in the judgment of the Manager or a Subadviser, the consideration which can be earned currently from loans of this type justifies the attendant risk. In addition, a Fund could suffer a loss if the borrower terminates the loan and the Fund is forced to liquidate investments in order to return the cash collateral to the buyer. If the Manager or a Subadviser determines to make loans, it is not intended that the value of the securities loaned would exceed 30% of the value of the respective Fund's total assets.

WHEN-ISSUED SECURITIES

      Each of the Funds may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, under normal circumstances, the applicable Fund would take delivery of such securities. When a Fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it sets up procedures consistent with Securities and Exchange Commission policies. Since those policies currently require that an amount of a Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the respective Fund expects always to have cash, cash equivalents, or high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, even though the Funds do not intend to make such purchases for speculative purposes and intend to adhere to the provisions of Securities and Exchange Commission policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, a Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Manager or a Subadviser determines it is advisable as a matter of investment strategy to sell the "when-issued" or "forward delivery" securities, the Fund would be required to meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation).

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

      Because each of the Funds may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Funds may enter into foreign currency exchange transactions to convert United States currency to foreign currency and foreign currency to United States currency, as well as convert foreign currency to other foreign currencies. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. The Funds may also enter into foreign currency hedging transactions (including proxy hedges and cross hedges) in an attempt to protect the value of the assets of the respective Fund as measured in U.S. dollars from unfavorable changes in currency exchange rates and control regulations. (Although each Fund's assets are valued daily in terms of U.S. dollars, the Trust does not intend to convert a Fund's holdings of other currencies into U.S. dollars on a daily basis.)

      The Funds may convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although currency exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a currency at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

      A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no fees or commissions are charged at any stage for trades.

      When a Fund enters into a contract for the purchase or sale of a security denominated in a non-U.S. currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of non-U.S. currency involved in the underlying security transaction, the Fund will be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the non-U.S. currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

      When the Manager or a Subadviser believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar, a Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of non-U.S. currency approximating the value of some or all of the Fund's securities denominated in such non-U.S. currency. The precise matching of the forward contract amounts and the value of the securities involved is not generally possible since the future value of such securities in non-U.S. currencies changes as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of a short-term hedging strategy is highly uncertain. The Funds do not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts obligates a Fund to deliver an amount of non-U.S. currency in excess of the value of the Fund's securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated in the investment decisions made with regard to overall diversification strategies. However, the Manager believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

      The Funds generally would not enter into a forward contract with a term greater than one year. At the maturity of a forward contract, a Fund will either sell the security and make delivery of the non-U.S. currency, or retain the security and terminate its contractual obligation to deliver the non-U.S. currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the non-U.S. currency. If a Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the non-U.S. currency. Should forward prices decline during the period between the date a Fund enters into a forward contract for the sale of the non-U.S. currency and the date it enters into an offsetting contract for the purchase of such currency, the Fund will realize a gain to the extent the selling price of the currency exceeds the purchase price of the currency. Should forward prices increase, the Fund will suffer a loss to the extent that the purchase price of the currency exceeds the selling price of the currency.

      It is impossible to forecast with precision the market value of Fund securities at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional non-U.S. currency on the spot market if the market value of the security is less than the amount of non-U.S. currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of such currency. Conversely, it may be necessary to sell on the spot market some of the non-U.S. currency received upon the sale of the security if its market value exceeds the amount of such currency the Fund is obligated to deliver.

      Each of the Funds may also purchase put options on a non-U.S. currency in order to protect against currency rate fluctuations. If a Fund purchases a put option on a non-U.S. currency and the value of the non-U.S. currency declines, the Fund will have the right to sell the non-U.S. currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on the Fund which otherwise would have resulted. Conversely, where a rise in the U.S. dollar value of another currency is projected, and where the Fund anticipates investing in securities traded in such currency, the Fund may purchase call options on the non-U.S. currency.

      The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. However, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

      The Funds may write options on non-U.S. currencies for hedging purposes or otherwise to achieve their investment objectives. For example, where a Fund anticipates a decline in the value of the U.S. dollar value of a foreign security due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of the security held by the Fund will be offset by the amount of the premium received.

      Similarly, instead of purchasing a call option to hedge against an anticipated increase in the cost of a foreign security to be acquired because of an increase in the U.S. dollar value of the currency in which the underlying security is primarily traded, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. However, the writing of a currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on currencies, a Fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

      Put and call options on non-U.S. currencies written by a Fund will be covered by segregation of cash, short-term money market instruments or high quality debt securities in an account with the custodian in an amount sufficient to discharge the Fund's obligations with respect to the option, by acquisition of the non-U.S. currency or of a right to acquire such currency (in the case of a call option) or the acquisition of a right to dispose of the currency (in the case of a put option), or in such other manner as may be in accordance with the requirements of any exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

      Investing in ADRs and other depositary receipts presents many of the same risks regarding currency exchange rates as investing directly in securities traded in currencies other than the U.S. dollar. Because the securities underlying ADRs are traded primarily in non-U.S. currencies, changes in currency exchange rates will affect the value of these receipts. For example, decline in the U.S. dollar value of another currency in which securities are primarily traded will reduce the U.S. dollar value of such securities, even if their value in the other non-U.S. currency remains constant, and thus will reduce the value of the receipts covering such securities. A Fund may employ any of the above described foreign currency hedging techniques to protect the value of its assets invested in depositary receipts.

      Of course, a Fund is not required to enter into the transactions described above and does not do so unless deemed appropriate by the Manager or a Subadviser. It should also be realized that this method of protecting the value of a Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase.

      Each Fund has established procedures consistent with policies of the Securities and Exchange Commission concerning forward contracts. Since those policies currently recommend that an amount of a Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, each Fund expects to always have cash, cash equivalents or high quality debt securities available sufficient to cover any commitments under these contracts or to limit any potential risk.

OPTIONS

      Each of the Funds may write covered call and put options and purchase call and put options on securities. Call and put options written by a Fund may be covered in the manner set forth below.

      A call option written by a Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by a Fund in cash, short-term money market instruments or high quality debt securities in a segregated account with its custodian. A put option written by a Fund is "covered" if the Fund maintains cash, short term money market instruments or high quality debt securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in cash, short-term money market instruments or high quality debt securities in a segregated account with its custodian. Put and call options written by a Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counter party with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

      Each of the Funds may purchase options for hedging purposes or to increase the Fund's return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit a Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

      Each of the Funds may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

      Each of the Funds may write (sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right, but not the obligation, to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by
(ii) a fixed "index multiplier."

      Each of the Funds may cover call options on stock indices by owning securities whose price changes, in the opinion of the Manager or a Subadviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. Where a Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, short-term money market instruments or high quality debt securities in a segregated account with its custodian. A Fund may cover put options on stock indices by maintaining cash, short-term money market instruments or high quality debt securities with a value equal to the exercise price in a segregated account with its custodian, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in cash, short-term money market instruments or high quality debt securities in a segregated account with its custodian. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

      A Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which a Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, a Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by a Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

      Each of the Funds may also purchase put options on stock indices to hedge the Fund's investments against a decline in value. By purchasing a put option on a stock index, a Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

      The purchase of call options on stock indices may be used by a Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

      Each of the Funds may purchase and write options on foreign currencies in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized.

FUTURES CONTRACTS

      Each of the Funds may enter into interest rate futures contracts, stock index futures contracts and/or foreign currency futures contracts. Such investment strategies will be used for hedging purposes and for nonhedging purposes, subject to applicable law.

      A futures contract is an agreement between two parties for the purchase or sale for future delivery of securities or for the payment or acceptance of a cash settlement based upon changes in the value of the securities or of an index of securities. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price, or to make or accept the cash settlement called for by the contract, on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price, or to make or accept the cash settlement called for by the contract, on a specified date. Futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange.

      While futures contracts based on debt securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. Brokerage fees will be incurred when a Fund purchases or sells a futures contract. At the same time such a purchase or sale is made, the Fund must provide cash or securities as a deposit ("initial deposit") known as "margin." The initial deposit required will vary, but may be as low as 1% or less of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market," and the Fund may receive or be required to pay additional "variation margin" as the futures contract becomes more or less valuable. At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than the specific security that provides the standard for the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was entered into.

      A Fund may purchase or sell futures contracts to attempt to protect the Fund from fluctuations in interest rates, or to manage the effective maturity or duration of the Fund's portfolio in an effort to reduce potential losses or enhance potential gain, without actually buying or selling debt securities. For example, if interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as if the Fund sold bonds that it owned, or as if the Fund sold longer-term bonds and purchased shorter-term bonds. If interest rates did increase, the value of the Fund's debt securities would decline, but the value of the futures contracts would increase, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similar results could be accomplished by selling bonds, or by selling bonds with longer maturities and investing in bonds with shorter maturities. However, by using futures contracts, the Fund avoids having to sell its securities.

      Similarly, when it is expected that interest rates may decline, a Fund might enter into futures contracts for the purchase of debt securities. Such a purchase would be intended to have much the same effect as if the Fund purchased bonds, or as if the Fund sold shorter-term bonds and purchased longer-term bonds. If interest rates did decline, the value of the futures contracts would increase.

      Each of the Funds may enter into stock index futures contracts to gain stock market exposure while holding cash available for investments and redemptions.

      Each of the Funds may purchase and sell foreign currency futures contracts to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

      Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

      Although the use of futures for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position (e.g., if a Fund sells a futures contract to protect against losses in the debt securities held by the Fund), at the same time the futures contract limits any potential gain which might result from an increase in value of a hedged position.

      In addition, the ability effectively to hedge all or a portion of a Fund's investments through transactions in futures contracts depends on the degree to which movements in the value of the debt securities underlying such contracts correlate with movements in the value of the Fund's securities. If the security underlying a futures contract is different than the security being hedged, they may not move to the same extent or in the same direction. In that event, the Fund's hedging strategy might not be successful and the Fund could sustain losses on these hedging transactions which would not be offset by gains on the Fund's other investments or, alternatively, the gains on the hedging transaction might not be sufficient to offset losses on the Fund's other investments. It is also possible that there may be a negative correlation between the security underlying a futures contract and the securities being hedged, which could result in losses both on the hedging transaction and the securities. In these and other instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken. Similarly, even where a Fund enters into futures transactions other than for hedging purposes, the effectiveness of its strategy may be affected by lack of correlation between changes in the value of the futures contracts and changes in value of the securities which the Fund would otherwise buy and sell.

      The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, there is the potential that the liquidity of the futures market may be lacking. Prior to expiration, a futures contract may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the contract market on which the futures contract was originally entered into. While a Fund will establish a futures position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, which could require the Fund to purchase or sell the instrument underlying the futures contract or to meet ongoing variation margin requirements. The inability to close out futures positions also could have an adverse impact on the ability effectively to use futures transactions for hedging or other purposes.

      The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a futures contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

      Investments in futures contracts also entail the risk that if the Manager's or a Subadviser's investment judgment about the general direction of interest rates or stock prices is incorrect, the Fund's overall performance may be poorer than if any such contract had not been entered into. For example, if a Fund hedged against the possibility of an increase in interest rates which would adversely affect the price of the Fund's bonds and interest rates decrease instead, part or all of the benefit of the increased value of the Fund's bonds which were hedged will be lost because the Fund will have offsetting losses in its futures positions. Similarly, if a Fund purchases futures contracts expecting a decrease in interest rates and interest rates instead increased, the Fund will have losses in its futures positions which will increase the amount of the losses on the securities in its portfolio which will also decline in value because of the increase in interest rates. In addition, in such situations, if the Fund has insufficient cash, the Fund may have to sell bonds from its investments to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so.

      Each contract market on which futures contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Manager does not believe that these trading and position limits would have an adverse impact on a Fund's hedging strategies.

      CFTC regulations require compliance with certain limitations in order to assure that a Fund is not deemed to be a "commodity pool" under such regulations. In particular, CFTC regulations prohibit a Fund from purchasing or selling futures contracts (other than for bona fide hedging transactions) if, immediately thereafter, the sum of the amount of initial margin required to establish that Fund's non-hedging futures positions would exceed 5% of that Fund's net assets.

      Each Fund will comply with this CFTC requirement, and each Fund currently intends to adhere to the additional policies described below. First, an amount of cash or cash equivalents will be maintained by each Fund in a segregated account with the Fund's custodian so that the amount so segregated, plus the initial margin held on deposit, will be approximately equal to the amount necessary to satisfy the Fund's obligations under the futures contract. The second is that a Fund will not enter into a futures contract if immediately thereafter the amount of initial margin deposits on all the futures contracts held by the Fund would exceed approximately 5% of the net assets of the Fund. The third is that the aggregate market value of the futures contracts held by a Fund not exceed approximately 50% of the market value of the Fund's total assets other than its futures contracts. For purposes of this third policy, "market value" of a futures contract is deemed to be the amount obtained by multiplying the number of units covered by the futures contract times the per unit price of the securities covered by that contract.

      The use of futures contracts may increase the amount of taxable income of a Fund and may affect the amount, timing and character of a Fund's income for tax purposes, as more fully discussed herein in the section entitled "Certain Additional Tax Matters."

OPTIONS ON FUTURES CONTRACTS

      Each of the Funds may purchase and write options to buy or sell futures contracts in which the Fund may invest. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

      An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

      A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series, (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profits or loss on the transaction.

      Options on futures contracts that are written or purchased by a Fund on U.S. exchanges are traded on the same contract market as the underlying futures contract, and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearinghouse. In addition, options on futures contracts may be traded on foreign exchanges.

      Each of the Funds may cover the writing of call options on futures contracts (a) through purchases of the underlying futures contract, (b) through ownership of the instrument, or instruments included in the index, underlying the futures contract, or (c) through the holding of a call on the same futures contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or securities in a segregated account with its custodian. A Fund may cover the writing of put options on futures contracts (a) through sales of the underlying futures contract, (b) through segregation of cash, short-term money market instruments or high quality debt securities in an amount equal to the value of the security or index underlying the futures contract, (c) through the holding of a put on the same futures contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by a Fund in cash, short-term money market instruments or high quality debt securities in a segregated account with its custodian. Put and call options on futures contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call option on a futures contract written by a Fund, the Fund will be required to sell the underlying futures contract which, if the Fund has covered its obligation through the purchase of such contract, will serve to liquidate its futures position. Similarly, where a put option on a futures contract written by a Fund is exercised, the Fund will be required to purchase the underlying futures contract which, if the Fund has covered its obligation through the sale of such contract, will close out its futures position.

      The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities deliverable on exercise of the futures contract. A Fund will receive an option premium when it writes the call, and, if the price of the futures contract at expiration of the option is below the option exercise price, the Fund will retain the full amount of this option premium, which provides a partial hedge against any decline that may have occurred in the Fund's security holdings. Similarly, the writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities deliverable upon exercise of the futures contract. If a Fund writes an option on a futures contract and that option is exercised, the Fund may incur a loss, which loss will be reduced by the amount of the option premium received, less related transaction costs. A Fund's ability to hedge effectively through transactions in options on futures contracts depends on, among other factors, the degree of correlation between changes in the value of securities held by the Fund and changes in the value of its futures positions. This correlation cannot be expected to be exact, and the Fund bears a risk that the value of the futures contract being hedged will not move in the same amount, or even in the same direction, as the hedging instrument. Thus it may be possible for a Fund to incur a loss on both the hedging instrument and the futures contract being hedged.

      Each of the Funds may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call options on futures contracts, rather than purchasing the underlying futures contracts.

CONVERTIBLE SECURITIES

      Each Fund may invest in convertible securities. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. Convertible securities purchased are not subject to the rating requirements applicable to the Funds' purchase of fixed income investments.

      In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

SWAPS AND RELATED TRANSACTIONS

      Each Fund may enter into interest rate swaps, currency swaps, equity swaps and other types of available swap agreements, such as caps, collars and floors, for the purpose of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest. An equity swap is an agreement to exchange cash flows on a principal amount based on changes in the values of the reference index. A currency swap is an agreement to exchange cash flows on a principal amount based on changes in the values of the currency exchange rates. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the counterparty. A collar arrangement combines elements of buying and selling a floor.

      A Fund will maintain liquid assets with its custodian to cover its current obligations under swap transactions. If the Fund enters into a swap agreement on a net basis (i.e., the two payments streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain liquid assets with its custodian with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will maintain liquid assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

      The most significant factor in the performance of swaps, caps, floors and collars is the change in the specific interest rate, equity, currency or other factor that determines the amount of payments to be made under the arrangement. If the Manager or a Subadviser is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. No Fund will enter into any swap unless the Manager or Subadviser deems the counterparty to be creditworthy. If the counterparty's creditworthiness declined, the value of the swap agreement would be likely to decline, potentially resulting in losses. If the counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Each Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty.


                           4. INVESTMENT RESTRICTIONS

      The Trust, on behalf of the Funds, has adopted the following policies which may not be changed with respect to any Fund without approval by holders of a majority of the outstanding voting securities of that Fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding voting securities of the Fund present at a meeting at which the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

      None of the Funds may:

      (1) Borrow money, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the current value of its net assets, including the amount borrowed (nor purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund, taken at market value). It is intended that a Fund would borrow money only from banks and only to accommodate requests for the repurchase of shares of the Fund while effecting an orderly liquidation of portfolio securities.

      (2) Make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of the Fund's total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions. The purchase of short-term commercial paper or a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan.

      (3) Purchase securities of any issuer if such purchase at the time thereof would cause with respect to 75% of the total assets of the Fund more than 10% of the voting securities of such issuer to be held by the Fund, except that a Fund may invest all or substantially all of its investable assets in another registered investment company having the same investment objectives and policies and substantially the same investment restrictions as those with respect to the Fund (a "Qualifying Portfolio").

      (4) Purchase securities of any issuer if such purchase at the time thereof would cause as to 75% of the Fund's total assets more than 5% of the Fund's assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States, any state or political subdivision thereof, or any political subdivision of any such state, or any agency or instrumentality of the United States or of any state or of any political subdivision of any state), except that, with respect to each Fund, the Fund may invest all or substantially all of its investable assets in a Qualifying Portfolio.

      (5) Concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's investment objectives, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry.

      (6) Underwrite securities issued by other persons, except that all the assets of the Fund may be invested in a Qualifying Portfolio and except in so far as the Fund may technically be deemed an underwriter under the Securities Act in selling a security.

      (7) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (each Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund).

      (8) Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options, futures contracts, and options on futures contracts, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction and except as appropriate to evidence a debt incurred without violating Investment Restriction
(1) above.

NON-FUNDAMENTAL RESTRICTIONS

      Each Fund does not as a matter of operating policy:

      (i) borrow money in excess of 10% of the total assets of the Fund (taken at cost), except that such Fund may borrow up to 25% of its total assets when such borrowing is necessary to meet redemption requests (moreover, the Fund will not purchase any securities for the Fund at any time at which borrowings exceed 5% of the total assets of the Fund (taken at market value)),

      (ii) invest more than 20% of is total assets in the securities of issuers located in any one foreign country, except that the Fund may have an additional 15% of its total assets in the securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom, or Germany.

      These policies are not fundamental and may be changed by each Fund without the approval of its shareholders.

PERCENTAGE AND RATING RESTRICTIONS

      If a percentage or rating restriction on investment or utilization of assets set forth above or referred to in this Registration Statement is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities or a later change in the rating of the securities held for the Fund will not be considered a violation of policy.


                           5. PERFORMANCE INFORMATION

      A total rate of return quotation for a Fund is calculated for any period by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share on the first day of such period, and (b) subtracting 1 from the result. Any annualized total rate of return quotation is calculated by (x) adding 1 to the period total rate of return quotation calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result. Total rates of return may also be calculated on investments at various sales charge levels or at net asset value. Any performance data which is based on a reduced sales charge or net asset value would be reduced if the maximum sales charge were taken into account.

      Any current yield quotation for a Fund consists of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a 30 calendar day or one month period and is calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum public offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.

      Yields and total returns quoted for a Fund include the effect of deducting the Fund's expenses, but may not include charges and expenses attributable to a particular variable annuity contract or variable life insurance policy. Since shares of the Funds can be purchased only through a variable annuity contract or variable life insurance policy, a purchaser of such contract or policy should carefully review the prospectus for the applicable variable annuity contract or variable life insurance policy for information on relevant charges and expenses. Including these charges in the quotations of a Fund's yield and total return would have the effect of decreasing performance. Performance information for the Funds must always be accompanied by, and be reviewed with, performance information for the insurance product which invests in the Funds.

      Set forth below is total rate of return information for the shares of each Fund for the period indicated, assuming that dividends and capital gains distributions, if any, were reinvested.


                                                  Redeemable Value of a
                                                      Hypothetical
                                                    $1,000 Investment
                                                   at the end of the
                          Total Rate of Return           Period
                          --------------------     -----------------

CITISELECT VIP FOLIO 200
February 10, 1997
(commencement of
operations) to
December 31, 1997                 7.79%                  $1,078

CITISELECT VIP FOLIO 300
February 10, 1997
(commencement of
operations) to
December 31, 1997                 8.65%                  $1,087

CITISELECT VIP FOLIO 400
February 10, 1997
(commencement of
operations) to
December 31, 1997                 9.22%                  $1,092

CITISELECT VIP FOLIO 500
February 10, 1997
(commencement of
operations) to December
31, 1997                         10.76%                  $1,108




              6. DETERMINATION OF NET ASSET VALUE; VALUATION OF
                SECURITIES; ADDITIONAL REDEMPTION INFORMATION

      The net asset value of each share of each Fund is determined each day during which the New York Stock Exchange is open for trading. As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. This determination of net asset value of shares of a Fund is made once each day as of the close of regular trading on such Exchange by dividing the value of the Fund's net assets (i.e., the value of its assets less its liabilities, including expenses payable or accrued) by the number of shares of the Fund outstanding at the time the determination is made. A share's net asset value is effective for orders received by the Trust prior to its calculation and received by the Distributor prior to the close of the business day on which such net asset value is determined.

      For purposes of calculating net asset value per share, all assets and liabilities initially expressed in non-U.S. currencies will be converted into U.S. dollars at the prevailing market rates at the time of valuation. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Bonds and other fixed income securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees of the Trust. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. In certain instances, securities are valued on the basis of valuations received from a single dealer, which is usually an established market maker in the security. In these instances, additional dealer valuations are obtained monthly. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Trust. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Securities for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees of the Trust.

      Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of regular trading on the Exchange and may also take place on days on which the Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when a Fund's net asset value is calculated, such securities may be valued at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees of the Trust.

      Interest income on long-term obligations held for a Fund is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued plus amortization of premium.

      Subject to compliance with applicable regulations, the Trust has reserved the right to pay the redemption or repurchase price of shares of the Funds, either totally or partially, by a distribution in kind of readily marketable securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares or beneficial interests being sold. If a holder of shares or beneficial interests received a distribution in kind, such holder could incur brokerage or other charges in converting the securities to cash.

        The Trust may suspend the right of redemption or postpone the date of payment for shares of a Fund more than seven days during any period when (a) trading in the markets a Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the Securities and Exchange Commission (the "SEC"), exists making disposal of a Fund's investments or determination of its net asset value not reasonably practicable; (b) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC has by order permitted such suspension.


                                  7. MANAGEMENT

TRUSTEES


      The Trustees and officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate that those Trustees and officers are "interested persons" (as defined in the 1940 Act) of the Trust. Unless otherwise indicated below, the address of each Trustee and officer is 21 Milk Street, Boston, Massachusetts.


TRUSTEES OF THE TRUST

ELLIOTT J. BERV (aged 55) -- Chairman and Director, Catalyst, Inc. (Management Consultants) (since June, 1992); President, Chief Operating Officer and Director, Deven International, Inc. (International Consultants) (June, 1991 to June, 1992); President and Director, Elliott J. Berv & Associates (Management Consultants) (since May, 1984). His address is 15 Stornoway Drive, Cumberland Foreside, Maine.

PHILIP W. COOLIDGE* (aged 46) -- President of the Trust; Chief Executive Officer and President, Signature Financial Group, Inc. and CFBDS.

MARK T. FINN (aged 54) -- President and Director, Delta Financial, Inc. (since June, 1983); Chairman of the Board and Chief Executive Officer, FX 500 Ltd. (Commodity Trading Advisory Firm) (since April, 1990); Director, Vantage Consulting Group, Inc. (since October, 1988). His address is 3500 Pacific Avenue, P.O. Box 539, Virginia Beach, Virginia.

RILEY C. GILLEY (aged 71) -- Vice President and General Counsel, Corporate Property Investors (November, 1988 to December, 1991); Partner, Breed, Abbott & Morgan (Attorneys) (retired, December, 1987). His address is 4041 Gulf Shore Boulevard North, Naples, Florida.

DIANA R. HARRINGTON (aged 58) -- Professor, Babson College (since September,
1993); Visiting Professor, Kellogg Graduate School of Management, Northwestern University (September, 1992 to September, 1993); Professor, Darden Graduate School of Business, University of Virginia (September, 1978 to September, 1993); Trustee, The Highland Family of Funds (since March, 1997). Her address is 120 Goulding Street, Holliston, Massachusetts.

SUSAN B. KERLEY (aged 46) -- President, Global Research Associates, Inc. (Investment Research) (since August, 1990); Adviser, Rockefeller & Co. (March, 1988 to July, 1990); Trustee, Mainstay Institutional Funds (since December, 1990). Her address is P.O. Box 9572, New Haven, Connecticut.

C. OSCAR MORONG, JR. (aged 63) -- Managing Director, Morong Capital Management (since February, 1993); Senior Vice President and Investment Manager, CREF Investments, Teachers Insurance & Annuity Association (retired January, 1993); Director, Indonesia Fund; Trustee, MAS Funds (since 1993). His address is 1385 Outlook Drive West, Mountainside, New Jersey.

WALTER E. ROBB, III (aged 71) -- President, Benchmark Consulting Group, Inc. (since 1991); Principal, Robb Associates (Corporate Financial Advisors) (since 1978); President, Benchmark Advisors, Inc. (Corporate Financial Advisors) (since 1989); Trustee of certain registered investment companies in the MFS Family of Funds. His address is 35 Farm Road, Sherborn,
Massachusetts.

E. KIRBY WARREN (aged 63) -- Professor of Management, Graduate School of Business, Columbia University (since 1987); Samuel Bronfman Professor of Democratic Business Enterprise (1978 to 1987). His address is Columbia University, Graduate School of Business, 725 Uris Hall, New York, New York.

WILLIAM S. WOODS, JR. (aged 77) -- Vice President-Investments, Sun Company, Inc. (retired, April, 1984). His address is 35 Colwick Road, Cherry Hill, New Jersey.


OFFICERS OF THE TRUST

PHILIP W. COOLIDGE* (aged 46) -- President of the Trust; Chief Executive Officer and President, Signature Financial Group, Inc. and CFBDS.

CHRISTINE A. DRAPEAU* (aged 27) -- Assistant Secretary and Assistant Treasurer of the Trust; Assistant Vice President, Signature Financial Group, Inc. (since January, 1996); Paralegal and Compliance Officer, various financial companies (July, 1992 to January, 1996); Graduate Student, Bentley College (prior to December, 1994).


TAMIE EBANKS-CUNNINGHAM* (aged 25) -- Assistant Secretary of the Trust; Office Manager, Signature Financial Group (Cayman) Ltd. (Since April 1995); Administrator, Cayman Islands Primary School (prior to April 1995). Her address is P.O. Box 2494, Elizabethan Square, George Town, Grand Cayman, Cayman Islands, British West Indies.


JOHN R. ELDER* (aged 49) -- Treasurer of the Trust; Vice President, Signature Financial Group, Inc. (since April, 1995); Treasurer, CFBDS (since April,
1995); Treasurer, Phoenix Family of Mutual Funds (Phoenix Home Life Mutual Insurance Company) (1983 to March, 1995).

LINDA T. GIBSON* (aged 32) -- Secretary of the Trust; Vice President, Signature Financial Group, Inc. (since May, 1992); Assistant Secretary, CFBDS (since October, 1992).

JOAN R. GULINELLO* (aged 42) -- Assistant Secretary and Assistant Treasurer of the Trust; Vice President, Signature Financial Group, Inc. (since October,
1993); Secretary, CFBDS (since October, 1995); Vice President and Assistant General Counsel, Massachusetts Financial Services Company (prior to October,
1993).

JAMES E. HOOLAHAN* (aged 51) -- Vice President, Assistant Secretary and Assistant Treasurer of the Trust; Senior Vice President, Signature Financial Group, Inc.

SUSAN JAKUBOSKI* (aged 34) -- Vice President, Assistant Secretary and Assistant Treasurer of the Trust; Vice President, Signature Financial Group (Cayman) Ltd. (since August, 1994); Fund Compliance Administrator, Concord Financial Group (November, 1990 to August, 1994). Her address is Suite 193, 12 Church Street, Hamilton HM11, Bermuda.

MOLLY S. MUGLER* (aged 46) -- Assistant Secretary and Assistant Treasurer of the Trust; Vice President, Signature Financial Group, Inc.; Assistant Secretary, CFBDS.

CLAIR TOMALIN* (aged 29) -- Assistant Secretary of the Trust; Office Manager, Signature Financial Group (Europe) Limited (since 1993). Her address is 117 Charterhouse Street, London ECIM 6AA.

SHARON M. WHITSON* (aged 49) -- Assistant Secretary and Assistant Treasurer of the Trust; Assistant Vice President, Signature Financial Group, Inc.

JULIE J. WYETZNER* (aged 38) -- Vice President, Assistant Secretary and Assistant Treasurer of the Trust; Vice President, Signature Financial Group, Inc.

      The Trustees and officers of the Trust also hold comparable positions with certain other funds for which CFBDS, Signature Financial Group, Inc. or their affiliates serve as the distributor or administrator.


      As of April 16, 1998, all Trustees and officers as a group owned less than 1% of the outstanding shares of each Fund. As of the same date, First Citicorp Life Insurance Company owned of record 65.03%, 75.41%, 71.91% and 30.08% of the shares of CitiSelect VIP Folio 200, CitiSelect VIP Folio 300, CitiSelect VIP Folio 400 and CitiSelect VIP Folio 500, respectively; and Citicorp Life Insurance Company owned of record 34.97%, 24.59%, 28.09% and 69.92% of the shares of CitiSelect VIP Folio 200, CitiSelect VIP Folio 300, CitiSelect VIP Folio 400 and CitiSelect VIP Folio 500, respectively.


      The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless, as to liability to the Trust, or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees of the Trust, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

      The Trustees of the Trust received the following remuneration from the Trust during its fiscal year ended December 31, 1997:

                                                                                TOTAL
                                           PENSION OR                        COMPENSATION
                        AGGREGATE          RETIREMENT         ESTIMATED    FROM REGISTRANT
                       COMPENSATION     BENEFITS ACCRUED        ANNUAL         AND FUND
   NAME OF PERSON,         FROM          AS PART OF FUND    BENEFITS UPON    COMPLEX PAID
      POSITION         REGISTRANT(1)        EXPENSES         RETIREMENT     TO TRUSTEES(1)
      --------         -------------    ----------------    -------------  ---------------

H.B. ALVORD(2)            $   639             NONE              NONE          $32,000
ELLIOTT J. BERV           $ 2,084             NONE              NONE          $57,000
PHILIP W. COOLIDGE         NONE               NONE              NONE           NONE
MARK T. FINN              $ 2,034             NONE              NONE          $54,000
RILEY C. GILLEY           $ 2,022             NONE              NONE          $50,000
DIANA R. HARRINGTON       $ 2,086             NONE              NONE          $57,000
SUSAN B. KERLEY           $ 2,101             NONE              NONE          $59,000
C. OSCAR MORONG, JR       $ 2,130             NONE              NONE          $70,000
WALTER E.  ROBB, III      $ 2,040             NONE              NONE          $56,000
E. KIRBY WARREN           $ 2,032             NONE              NONE          $50,000
WILLIAM S. WOODS, JR      $ 2,107             NONE              NONE          $58,000



(1) Information relates to the fiscal year ended December 31, 1997. Messrs. Berv, Coolidge, Finn, Gilley, Morong, Robb, Warren and Woods and Mses. Harrington and Kerley are trustees of 31, 55, 26, 31, 28, 24, 28, 30, 29 and 29 funds, respectively, in the family of open-end registered investment companies advised or managed by Citibank.

(2) Mr. Alvord retired as a Trustee on May 31, 1997.


MANAGER

      Citibank manages the assets of each Fund and provides certain administrative services to the Trust pursuant to separate management agreements (the "Management Agreements"). Citibank furnishes at its own expense all services, facilities and personnel necessary in connection with managing each Fund's investments and effecting securities transactions for each Fund. The Management Agreements provide that Citibank may delegate the daily management of securities of each Fund to one or more subadvisers and that the Funds may employ one or more subadvisers to be responsible for the daily management of securities of each Fund. The Management Agreements provide that in each case Citibank will supervise and monitor the performance of the subadvisers. The Management Agreements will continue in effect until November 8, 1998 and thereafter as long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the applicable Fund, and, in either case, by a majority of the Trustees of the Trust who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

      Citibank provides the Trust with general office facilities and supervises the overall administration of the Trust, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the Trust's independent contractors and agents; the preparation and filing of all documents required for compliance by the Trust with applicable laws and regulations; and arranging for the maintenance of books and records of the Trust. Trustees, officers, and investors in the Trust are or may be or may become interested in Citibank, as directors, officers, employees, or otherwise and directors, officers and employees of Citibank are or may become similarly interested in the Trust.

      Each Management Agreement provides that Citibank may render services to others. Each Management Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the Trust when authorized either by a vote of a majority of the outstanding voting securities of the applicable Fund or by a vote of a majority of the Board of Trustees of the Trust, or by Citibank on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. Each Management Agreement provides that neither Citibank nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the applicable Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Management Agreement.

      The Prospectus contains a description of the aggregate fees payable to Citibank for services under each of the Management Agreements and to the Subadvisers for services under each of the Submanagement Agreements described below. Citibank and the Subadvisers, if required by state law, will reimburse the Funds or waive all or a portion of their management fees to the extent that the expenses of a Fund exceed the expense limitation prescribed by any state in which that Fund is qualified for offer or sale.


      For the period from February 10, 1997, commencement of operations, to December 31, 1997, the fees payable to Citibank under the Management Agreements were as follows: CitiSelect VIP Folio 200 $70,961 (of which $51,585 was voluntarily waived), CitiSelect VIP Folio 300 $79,571 (of which $51,799 was voluntarily waived), CitiSelect VIP Folio 400 $75,204 (of which $39,271 was voluntarily waived) and CitiSelect VIP Folio 500 $69,516 (of which $32,727 was voluntarily waived).


      Pursuant to a sub-administrative services agreement with Citibank, CFBDS performs such sub-administrative duties for the Trust as from time to time are agreed upon by Citibank and CFBDS. For performing such sub-administrative services, CFBDS receives compensation as from time to time is agreed upon by Citibank. All such compensation is paid by Citibank.

      The Funds have entered into separate Submanagement Agreements with the Subadvisers listed below for the kinds of assets of each Fund noted opposite the Subadvisers' names. Each Subadviser's compensation is described in the Prospectus.

Large cap value securities         Miller Anderson & Sherrerd, LLP

Small cap value securities         Franklin Advisory Services, Inc.

International equity               Hotchkis and Wiley
securities

Foreign government                 Pacific Investment Management
securities                         Company

      It is the responsibility of the Subadviser to make the day-to-day investment decisions for their allocated assets of the Funds, and to place the purchase and sales orders for securities transactions concerning those assets, subject in all cases to the general supervision of Citibank. Each Subadviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the assets of the Funds allocated to it and effecting securities transactions concerning those assets.

      Each Submanagement Agreement will continue in effect as to each applicable Fund until November 8, 1998 and thereafter as long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust as to that Fund or by a vote of a majority of the outstanding voting securities of that Fund, and, in either case, by a majority of the Trustees of the Trust who are not parties to the Submanagement Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Submanagement Agreement.

      Each Submanagement Agreement provides that the applicable Subadviser may render services to others. Each Submanagement Agreement is terminable as to any Fund without penalty on not more than 60 days' nor less than 30 days' written notice by the Trust, when authorized either by a vote of a majority of the outstanding voting securities of the applicable Fund or by a vote of a majority of the Board of Trustees of the Trust, or by Citibank on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. Each Submanagement Agreement may be terminated by the applicable Subadviser on not less than 90 days' written notice to the Trust and to Citibank. Each Submanagement Agreement provides that neither the Subadviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for any Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Submanagement Agreement.

      The aggregate fees paid by Citibank to each of the Subadvisers under the Submanagement Agreements were as follows:

                                       FEBRUARY 10, 1997
                                       (COMMENCEMENT OF
                                       OPERATIONS) TO
                                       DECEMBER 31,
          SUBADVISER:                  1997:
          -----------                  -----------------

          Miller Anderson &
          Sherrerd, LLP                $20,075
          Franklin Advisory
          Services, Inc.               $28,471
          Hotchkis and Wiley           $47,955
          Pacific Investment
          Management Company           $23,368



DISTRIBUTOR

        CFBDS serves as the Distributor of the Trust's shares pursuant to a Distribution Agreement with the Trust. Unless otherwise terminated, the Distribution Agreement continues in effect from year to year upon annual approval by the Trust's Board of Trustees, or by the vote of a majority of the outstanding shares of the Trust and by the vote of a majority of the Board of Trustees of the Trust who are not parties to the Agreement or interested persons of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Agreement will terminate in the event of its assignment, as defined in the 1940 Act. CFBDS is not currently paid a fee for the provision of distribution services with respect to shares of the Funds.

TRANSFER AGENT AND CUSTODIAN

      The Trust has entered into a Transfer Agency and Service Agreement with State Street Bank and Trust Company ("State Street") pursuant to which State Street acts as transfer agent for each Fund. The Trust also has entered into a Custodian Agreement and a Fund Accounting Agreement with State Street, pursuant to which custodial and fund accounting services, respectively, are provided for each Fund. See "Custodian, Transfer Agent and Fund Accountant" in the Prospectus for additional information. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

AUDITORS

      Price Waterhouse LLP are the independent accountants for the Trust. The address of Price Waterhouse LLP is 160 Federal Street, Boston, Massachusetts 02110.


                            8. PORTFOLIO TRANSACTIONS

      The Trust trades securities for a Fund if it believes that a transaction net of costs (including custodian charges) will help achieve the Fund's investment objective. Changes in the Fund's investments are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. Specific decisions to purchase or sell securities for each Fund are made by a portfolio manager who is an employee of Citibank or a Subadviser and who is appointed and supervised by senior officers of Citibank or by a Subadviser. The portfolio manager or Subadviser may serve other clients in a similar capacity.

      In connection with the selection of brokers or dealers and the placing of portfolio securities transactions, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to a Fund and/or the other accounts over which the Manager, the Subadvisers or their affiliates exercise investment discretion. The Manager and the Subadvisers are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager or the applicable Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Manager, the Subadvisers and their affiliates have with respect to accounts over which they exercise investment discretion.

      The investment advisory fee that each Fund pays to Citibank will not be reduced as a consequence of Citibank's receipt of brokerage and research services. While such services are not expected to reduce the expenses of Citibank, Citibank would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

      In certain instances there may be securities that are suitable as an investment for a Fund as well as for one or more of Citibank's or a Subadviser's other clients. Investment decisions for each Fund and for Citibank's and the Subadvisers' other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for a Fund. When purchases or sales of the same security for a Fund and for other portfolios managed by Citibank or a Subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.


For the period from February 10, 1997, commencement of operations, to December 31, 1997, the Funds paid brokerage commissions in the following amounts:
CitiSelect VIP Folio 200 $11,009, CitiSelect VIP Folio 300 $19,855, CitiSelect VIP Folio 400 $27,008 and CitiSelect VIP Folio 500 $23,314.



           9. DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

        The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest ($0.00001 par value per share) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series. The Funds and CitiFunds Small Cap Growth VIP Portfolio are the only current series of shares of the Trust and the Trust has reserved the right to create and issue additional series of shares. Each share of each Fund represents an equal proportionate interest in the Fund with each other share. Shares of each series participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution. Shares of each series are entitled to vote separately to approve advisory agreements or changes in investment policy, but shares of all series may vote together in the election or selection of Trustees and accountants for the Trust.

        Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Shareholders in the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees of the Trust if they choose to do so and in such event the other shareholders in the Trust would not be able to elect any Trustee. The Trust is not required and has no present intention to hold annual meetings of shareholders but the Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have under certain circumstances the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment. (See "Investment Restrictions.")

        The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by a vote of the holders of two-thirds of the Trust's outstanding shares, voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of the Trust recommend such sale of assets, merger or consolidation, the approval by vote of the holders of a majority of the Trust's outstanding shares would be sufficient. The Trust or any series of the Trust, as the case may be, may be terminated (i) by a vote of a majority of the outstanding voting securities of the Trust or the affected series or (ii) by the Trustees by written notice to the shareholders of the Trust or the affected series. If not so terminated, the Trust will continue indefinitely.

              The rights accompanying Fund shares are legally vested in the Separate Accounts. However, in accordance with current law and interpretations thereof, Participating Insurance Companies will vote shares held in the Separate Accounts in a manner consistent with timely voting instructions received from the holders of variable annuity contracts and variable life insurance policies. Each Participating Insurance Company will vote Fund shares held in Separate Accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance policies, as well as shares it owns, in the same proportion as those shares for which voting instructions are received. For a further discussion, please refer to the insurance company's Separate Account prospectus.

      Share certificates will not be issued.

        The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its investors, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.


                       10. CERTAIN ADDITIONAL TAX MATTERS

        Any investment in zero coupon bonds, certain stripped securities, and certain securities purchased at a market discount will cause a Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. A Fund's transactions in options, futures contracts, and forward contracts will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. Certain positions held by a Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. A Fund will limit its activities in options, futures contracts, and forward contracts to the extent necessary to meet the requirements of Subchapter M of the Internal Revenue Code.

        Special tax considerations apply with respect to foreign investments. Use of foreign currencies for non-hedging purposes may be limited in order to avoid a tax on a Fund. Investment by a Fund in certain "passive foreign investments companies" may also be limited in order to avoid a tax on the Fund. A Fund may elect to mark to market any investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

        Investment income received by a Fund from foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or an exemption from tax on such income; each of the Funds intends to qualify for treaty reduced rates where available. It is not possible, however, to determine a Fund's effective rate of foreign tax in advance since the amount of a Fund's assets to be invested within various countries is not known.


                            11. FINANCIAL STATEMENTS


        The audited financial statements of each of the Funds (Portfolio of Investments at December 31, 1997, Statement of Assets and Liabilities at December 31, 1997, Statement of Operations for the period February 10, 1997 (commencement of operations) to December 31, 1997, Statement of Changes in Net Assets for the period February 10, 1997 (commencement of operations) to December 31, 1997, Financial Highlights for the period February 10, 1997 (commencement of operations) to December 31, 1997, Notes to Financial Statements and Report of Independent Accountants), each of which is included in the Annual Report to Shareholders of the Funds, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the report of Price Waterhouse LLP, independent accountants, on behalf of the Funds.

                                   PROSPECTUS
-------------------------------------------------------------------------------
                                  May 1, 1998


                 CITIFUNDS(SM) SMALL CAP GROWTH VIP PORTFOLIO

CitiFunds(SM) Small Cap Growth VIP Portfolio (the "Fund") is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts ("Separate Accounts") of participating life insurance companies ("Participating Insurance Companies").


    The Fund's objective is long-term capital growth; dividend income, if any, is incidental to this investment objective. The Fund invests primarily in stocks of U.S. issuers that have small market capitalizations. In addition, the Fund may invest in companies that are believed to be emerging companies relative to their potential markets. There is, of course, no assurance that the Fund will achieve its investment objective.

    Citibank, N.A. is the investment manager for the Fund.

--------------------------------------------------------------------------------
    PROSPECTIVE INVESTORS SHOULD BE AWARE THAT SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, CITIBANK, N.A. OR
ANY OF ITS AFFILIATES, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL AMOUNTS INVESTED.

--------------------------------------------------------------------------------

    Shares of the Fund are not offered to the general public but may only be purchased by the Separate Accounts of Participating Insurance Companies for the purpose of funding variable annuity contracts and variable life insurance policies.

--------------------------------------------------------------------------------

    This Prospectus concisely sets forth information about the Fund that a prospective investor should know before investing. A Statement of Additional Information dated May 1, 1998 (and incorporated by reference in this Prospectus) has been filed with the Securities and Exchange Commission. Copies of the Statement of Additional Information may be obtained without charge, and further inquiries about the Fund may be made, by contacting the Fund's distributor at
(617) 423-1679 or a Participating Insurance Company. The Statement of Additional Information and other related materials are available on the SEC's internet web site (http://www.sec.gov).

  TABLE OF CONTENTS

  Condensed Financial Information .........................................2
  Investment Information ..................................................3
  Risk Considerations .....................................................4
  Valuation of Shares .....................................................5
  Purchase and Redemption of Shares .......................................5
  Dividends and Distributions .............................................6
  Management ..............................................................6
  Tax Matters .............................................................7
  Performance Information .................................................8
  General Information .....................................................9
  Appendix -- Permitted Investments and
              Investment Practices .......................................11

-------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

CONDENSED FINANCIAL INFORMATION
-------------------------------------------------------------------------------


The following table provides condensed financial information about the Fund for the period indicated. This information should be read in conjunction with the financial statements appearing in the Fund's Annual Report to Shareholders, which are incorporated by reference in the Statement of Additional Information. The financial statements and notes, as well as the table below, have been audited by Price Waterhouse LLP, independent accountants. The accountants' report is included in the Fund's Annual Report. Copies of the Annual Report may be obtained without charge from an investor's Participating Insurance Company.

                                                        --------------------
                                                         CITIFUNDS SMALL CAP
                                                        GROWTH VIP PORTFOLIO
                 FINANCIAL HIGHLIGHTS
FOR THE PERIOD FROM COMMENCEMENT OF OPERATIONS TO          FOR THE PERIOD
                   DECEMBER 31, 1997                     FEBRUARY 10, 1997+
                                                        TO DECEMBER 31, 1997
-------------------------------------------------------------------------------
Net Asset Value, beginning of period ......................     $10.00
                                                                ------
Income from Operations:

Net investment loss .......................................      (0.05)++
Net realized and unrealized gain on investments ...........       1.26
                                                                ------
    Total from operations .................................       1.21
                                                                ------
Net Asset Value, end of period ............................     $11.21
                                                                ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted) .................     $3,091
Ratio of expenses to average net assets ...................       0.90%*
Ratio of net investment loss to average net assets ........      (0.49)%*
Portfolio turnover ........................................        113%
Average commission rate per share .........................    $0.0500
Total return ..............................................      12.10%**

Note: If Agents of the Fund had not voluntarily waived a portion of their fees, and assumed Fund expenses for the period ended December 31, 1997, the net investment loss per share and the ratios would have been as follows:

Net investment loss per share .............................     $(0.52)++
RATIOS:
Expenses to average net assets ............................       5.50%*
Net investment loss to average net assets .................      (5.09)%*

 *Annualized.
**Not annualized.
 +Commencement of operations.
++The per share amounts were computed using a monthly average number of shares outstanding during the period.

                            INVESTMENT INFORMATION
--------------------------------------------------------------------------------

    INVESTMENT OBJECTIVE: The investment objective of the Fund is long-term capital growth. Dividend income, if any, is incidental to this investment objective.

    The investment objective of the Fund may be changed by its Trustees without approval by the Fund's shareholders, but shareholders will be given written notice at least 30 days before any change is implemented. Of course, there can be no assurance that the Fund will achieve its investment objective.

INVESTMENT POLICIES: The Fund seeks its objective by investing in a diversified portfolio consisting primarily of equity securities of U.S. companies that have small market capitalizations. Under normal circumstances, at least 65% of the Fund's total assets is invested in equity securities of these companies. Small market capitalization companies are those with market capitalizations of below the top 1,000 stocks of the equity market. In addition, the Fund may invest in companies that are believed to be emerging companies relative to their potential markets.

    The Manager may also select other securities for the Fund that it believes provide an opportunity for appreciation, such as fixed income securities and convertible and non-convertible bonds. Most of the Fund's long-term non-convertible debt investments are investment grade securities, and less than 5% of the Fund's investments consist of securities rated Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Ratings Group.

    The Fund will not sell the equity securities of an issuer solely due to the fact that the issuer's market capitalization has grown above the small cap level. The Fund will evaluate the continued appropriateness of such securities within its investment criteria.

ADDITIONAL INVESTMENT POLICIES:

    NON-U.S. SECURITIES. While the Fund emphasizes U.S. securities, the Fund may invest a portion of its assets in non-U.S. equity and debt securities, including depository receipts. The Fund does not intend to invest more than 25% of its assets in non-U.S. securities, including sponsored American Depositary Receipts, which represent the right to receive securities of non-U.S. issuers deposited in a U.S. or correspondent bank. The Fund may invest up to 5% of its assets in closed-end investment companies which primarily hold non-U.S. securities.

    TEMPORARY INVESTMENTS. During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, the Fund may invest without limit in cash and in U.S. dollar-denominated high quality money market and short-term instruments. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

    OTHER PERMITTED INVESTMENTS. For more information regarding the Fund's permitted investments and investment practices, see the Appendix -- Permitted Investments and Investment Practices on page 11. The Fund will not necessarily invest or engage in each of the investments and investment practices in the Appendix but reserves the right to do so.

    INVESTMENT RESTRICTIONS. The Statement of Additional Information contains a list of specific investment restrictions which govern the investment policies of the Fund, including a limitation that the Fund may borrow money from banks in an amount not to exceed 1/3 of the Fund's net assets for extraordinary or emergency purposes (e.g., to meet redemption requests). As a matter of operating policy, however, the Fund will not borrow money in excess of 10% of its total assets (taken at cost), except that it may borrow up to 25% of its total assets when such borrowing is necessary to meet redemption requests. Also, as a matter of operating policy, the Fund will not purchase any securities at any time at which borrowings exceed 5% of its total assets (taken at market value). Except as otherwise indicated, the Fund's investment objective and policies may be changed without shareholder approval. If a percentage or rating restriction (other than a restriction as to borrowing) is adhered to at the time an investment is made, a later change in percentage or rating resulting from changes in the Fund's securities will not be a violation of policy.


    PORTFOLIO TURNOVER. Securities of the Fund will be sold whenever it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. For the period February 10, 1997 (commencement of operations) through December 31, 1997, the Fund's portfolio turnover rate was 113%. The amount of brokerage commissions and realization of taxable capital gains (losses) will tend to increase as the level of portfolio activity increases.


    BROKERAGE TRANSACTIONS. The primary consideration in placing the Fund's security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible.

    STATE INSURANCE REGULATION. The Fund provides an investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the Separate Accounts of Participating Insurance Companies. Certain states have regulations concerning concentration of investments and purchase and sale of futures contracts, among other techniques. If these regulations are applied to the Fund, the Fund may be limited in its ability to engage in such techniques and to manage its investments with the flexibility provided herein. It is the Fund's intention to operate in material compliance with current insurance laws and regulations, as applied in each jurisdiction in which contracts or policies of Separate Accounts of Participating Insurance Companies are offered.

                             RISK CONSIDERATIONS
--------------------------------------------------------------------------------

    The risks of investing in the Fund vary depending upon the nature of the securities held, and the investment practices employed, on its behalf. Certain of these risks are described below.

    CHANGES IN NET ASSET VALUE. The Fund's net asset value will fluctuate based on changes in the values of the underlying portfolio securities. This means that an investor's shares may be worth more or less at redemption than at the time of purchase. Equity securities fluctuate in response to general market and economic conditions and other factors, including actual and anticipated earnings, changes in management, political developments and the potential for takeovers and acquisitions. During periods of rising interest rates the value of debt securities generally declines, and during periods of falling rates the value of these securities generally increases. Changes by recognized rating agencies in the rating of any debt security, and actual or perceived changes in an issuer's ability to make principal or interest payments, also affect the value of these investments.

    CREDIT RISK OF DEBT SECURITIES. Investors should be aware that securities offering above average yields may at times involve above average risks. Securities rated Baa by Moody's or BBB by S&P and equivalent securities may have speculative characteristics. Adverse economic or changing circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade obligations.

    SMALL CAP COMPANIES. Investors in the Fund should be aware that the securities of companies with small market capitalizations may have more risks than the securities of other companies. Small cap companies may be more susceptible to market downturns or setbacks because they may have limited product lines, markets, distribution channels, and financial and management resources. Further, there is often less publicly available information about small cap companies than about more established companies. As a result of these and other factors, the prices of securities issued by small cap companies may be volatile. Shares of the Fund, therefore, may be subject to greater fluctuation in value than shares of an equity fund with more of its investments in securities of larger, more established companies.

    NON-U.S. SECURITIES. Investments in non-U.S. securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets and political or social instability. Enforcing legal rights may be difficult, costly and slow in non-U.S. countries, and there may be special problems enforcing claims against non-U.S. governments. In addition, non-U.S. companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Non-U.S. markets may be less liquid and more volatile than U.S. markets, and may offer less protection to investors such as the Fund. Prices at which the Fund may acquire securities may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund.

    Because non-U.S. securities often are denominated in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned and gains and losses realized on the sale of securities. In addition, some non-U.S. currency values may be volatile and there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets.

    The costs attributable to non-U.S. investing, such as the costs of maintaining custody of securities in non-U.S. countries, frequently are higher than those involved in U.S. investing. As a result, the operating expense ratio of the Fund may be higher than those of investment companies investing exclusively in U.S. securities.

    The Fund may invest in securities of issuers in developing countries, and all of these risks are increased for investments in issuers in developing countries.

    INVESTMENT PRACTICES. Certain of the investment practices employed for the Fund may entail certain risks. These risks are in addition to the risks described above and are described in the Appendix. See the Appendix -- Permitted Investments and Investment Practices on page 11.

                             VALUATION OF SHARES
--------------------------------------------------------------------------------

    Net asset value per share of the Fund is determined each day the New York Stock Exchange is open for trading (a "Business Day"). This determination is made once each day as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) by adding the market value of all securities and other assets of the Fund, then subtracting the liabilities charged to the Fund, and then dividing the result by the number of outstanding shares of the Fund.

    Portfolio securities and other assets are valued primarily on the basis of market quotations, or if quotations are not available, by a method believed to accurately reflect fair value. Non-U.S. securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. In light of the non-U.S. nature of some of the Fund's investments, trading may take place in securities held by the Fund on days which are not Business Days and on which it will not be possible to purchase or redeem shares of the Fund.

                           PURCHASE AND REDEMPTION
                                  OF SHARES
--------------------------------------------------------------------------------
    Investors may not purchase or redeem shares of the Fund directly, but only through variable annuity contracts and variable life insurance policies offered through the Separate Accounts of Participating Insurance Companies. Investors should refer to the prospectus of the Participating Insurance Company's Separate Account for information on how to purchase a variable annuity contract or variable life insurance policy, how to select the Fund as an investment option for the applicable contract or policy and how to redeem monies from the applicable contract or policy.

    The Separate Accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectus describing the variable annuity contracts and variable life insurance policies issued by the Participating Insurance Companies) to be effected on that day pursuant to variable annuity contracts and variable life insurance policies. Orders received by the Fund are effected on Business Days only. Orders for the purchase of shares of the Fund are effected at the net asset value per share next calculated after an order is received in proper form by the Fund or its designee so long as payment for the shares is received by the end of the next Business Day. Redemptions are effected at the net asset value per share next calculated after receipt in proper form of a redemption request by the Fund or its designee. For purposes of the purchase and redemption of shares of the Fund, the Separate Account of a Participating Insurance Company shall be a designee of the Fund for receipt of requests for purchase and redemption, and receipt by such designee shall constitute receipt by the Fund, provided that the Fund receives notice of such requests in accordance with applicable requirements on the next following Business Day. Separate Accounts must transmit purchase and redemption orders promptly. Payment for redemptions will be made by the Fund within seven days after the request is received. The Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the Securities and Exchange Commission.

    The Fund does not assess any sales charges or redemption fees. Sales charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the variable annuity contracts or variable life insurance policies. The Participating Insurance Companies are required to describe these fees in the prospectuses for the contracts or policies.

    Shares of the Fund may be sold to and held by Separate Accounts that fund variable annuity and variable life insurance contracts issued by both affiliated and unaffiliated Participating Insurance Companies. The Fund currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies of affiliated and unaffiliated Participating Insurance Companies arising from the fact that interests of the holders of variable annuity contracts and variable life insurance policies may differ due to differences of tax treatment or other considerations or due to conflicts between the affiliated or unaffiliated Participating Insurance Companies. Nevertheless, the Trustees will monitor events to seek to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. Should a material irreconcilable conflict arise between the holders of variable annuity contracts and variable life insurance policies of affiliated or unaffiliated Participating Insurance Companies, the Participating Insurance Companies may be required to withdraw the assets allocable to some or all of the Separate Accounts from the Fund. Any such withdrawal could disrupt orderly portfolio management to the potential detriment of such holders. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the Participating Insurance Companies. The Fund assumes no responsibility for such prospectuses.

                         DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------
    Substantially all of the Fund's net income from dividends and interest is distributed annually on or about the last day of December. Net realized short-term and long-term capital gains, if any, will be distributed annually, in December. The Fund may also make additional distributions to the extent necessary to avoid the application of the 4% non-deductible excise tax on certain undistributed income and net capital gains of mutual funds.

    All dividends and distributions will be automatically reinvested in additional shares of the Fund issued at the net asset value of such shares on the payment date of such dividends and distributions.

                                  MANAGEMENT
--------------------------------------------------------------------------------
    TRUSTEES AND OFFICERS: The Fund is supervised by the Board of Trustees of Variable Annuity Portfolios. A majority of the Trustees are not affiliated with Citibank. More information on the Trustees and officers of the Fund appears under "Management" in the Statement of Additional Information.


INVESTMENT MANAGER: CITIBANK. The Fund draws on the strength and experience of Citibank. Citibank offers a wide range of banking and investment services to customers across the United States and throughout the world, and has been managing money since 1822. Its portfolio managers are responsible for investing in money market, equity and fixed income securities. Citibank and its affiliates manage more than $88 billion in assets worldwide. Citibank is a wholly-owned subsidiary of Citicorp. Citibank also serves as investment adviser to other registered investment companies. Citibank's address is 153 East 53rd Street, New York, New York 10043. Citicorp recently announced its intention to merge with The Travelers Group. Completion of the merger is subject to the satisfaction of certain conditions.


    Citibank manages the Fund's assets pursuant to a Management Agreement. Subject to policies set by the Trustees, Citibank is responsible for overall management of the Fund's business affairs. Citibank also provides certain administrative services to the Fund. These administrative services include providing general office facilities and supervising the overall administration of the Fund. Pursuant to a sub-administrative services agreement, the Distributor performs such sub-administrative duties for the Fund as from time to time are agreed upon by Citibank and the Distributor. The Distributor's compensation as sub-administrator is paid by Citibank.

    Linda J. Intini, Vice President, has managed the Fund since April 1997. Ms. Intini has over nine years of experience specializing in the management of small cap equities, including over $300 million of Citibank's small cap portfolios for trusts and individuals. Prior to joining Citibank as a portfolio manager in 1992, she was a Portfolio Manager and Research Analyst with Manufacturers Hanover in the Special Equity area. She also specialized in equity research at Eberstadt Fleming.

    Management's discussion of Fund performance is included in the Fund's Annual Report to Shareholders, which investors may obtain without charge by calling their participating insurance company.

    MANAGEMENT FEES. For its services under the Management Agreement, Citibank receives a fee, which is accrued daily and paid monthly, of 0.75% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year. This fee is higher those those paid by most investment companies. Citibank may voluntarily agree to waive a portion of its investment advisory fee.


    For the period from February 10, 1997 (commencement of operations) to December 31, 1997 the management fees payable to Citibank by the Fund were voluntarily waived.


    BANKING RELATIONSHIPS. Citibank and its affiliates may have deposit, loan and other relationships with the issuers of securities purchased on behalf of the Fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Citibank has informed the Fund that, in making its investment decisions, it does not obtain or use material inside information in the possession of any division or department of Citibank or in the possession of any affiliate of Citibank.

    BANK REGULATORY MATTERS. The Glass-Steagall Act prohibits certain financial institutions, such as Citibank, from underwriting securities of open-end investment companies, such as the Fund. Citibank believes that its services under the Management Agreement and the activities performed by it as administrator are not underwriting and are consistent with the Glass-Steagall Act and other relevant federal and state laws. However, there is no controlling precedent regarding the performance of the combination of investment advisory and administrative activities by banks. State laws on this issue may differ from applicable federal law and banks and financial institutions may be required to register as dealers pursuant to state securities laws. Changes in either federal or state statutes or regulations, or in their interpretations, could prevent Citibank or its affiliates from continuing to perform these services for the Fund. If Citibank or its affiliates were to be prevented from acting as the Manager or administrator, the Fund would seek alternative means for obtaining these services. The Fund does not expect that shareholders would suffer any adverse financial consequences as a result of any such occurrence.


DISTRIBUTOR: CFBDS, Inc. 21 Milk Street, Boston, Massachusetts 02109 (telephone: (617) 423-1679), is the distributor of shares of the Fund. CFBDS receives no fee for its distribution services.


CUSTODIAN, TRANSFER AGENT AND FUND ACCOUNTANT: State Street Bank and Trust Company acts as transfer agent, dividend disbursing agent and custodian for the Fund. Securities may be held by a sub-custodian bank approved by the Trustees. State Street also provides certain fund accounting services and calculates the daily net asset value for the Funds. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

                                 TAX MATTERS
--------------------------------------------------------------------------------
    This discussion of the federal income taxation of the Fund and its distribution is for general information only. Purchasers of variable annuity contracts or variable life insurance policies issued by Participating Insurance Companies should refer to the prospectuses for those contracts or policies for additional tax information and should consult their own tax advisers about their particular situations.

    The Fund will be treated as a separate entity for federal income tax purposes. The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which would relieve the Fund of liability for Federal income and excise taxes to the extent the Fund's earnings are distributed in accordance with the timing requirements of the Code. In order to so qualify, the Fund must comply with certain distribution, diversification, source of income, and other applicable requirements. If for any taxable year the Fund does not qualify for the special Federal tax treatment afforded regulated investment companies, all of the Fund's taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, the Fund's distributions to segregated asset accounts holding shares of the Fund would be taxable as ordinary income to the extent of the Fund's current and accumulated earnings and profits. A failure of the Fund to qualify as a regulated investment company could also have the adverse effects on investors noted below.

    A segregated asset account upon which a variable annuity contract or variable life insurance policy is based must meet certain diversification tests set forth in U.S. Treasury regulations. If, as is intended, the Fund meets these tests and complies with certain other conditions, a segregated asset account investing solely in shares of the Fund will also be deemed to meet these diversification requirements. However, a failure of the Fund to qualify as a regulated investment company or to meet such conditions and to comply with such tests could cause the owners of variable annuity contracts and variable life insurance policies based on such accounts to recognize ordinary income each year in the amount of any net appreciation of such contract or policy during the year (including the annual costs of life insurance, if any, provided under such policy).

    Provided that the Fund and a segregated asset account investing in the Fund satisfy the above requirements, any distributions from the Fund will be exempt from current Federal income taxation to the extent that such distributions accumulate in a variable annuity contract or a variable life insurance contract.

    The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus which are subject to change by legislative or administrative action.

                           PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
    Fund performance may be quoted in advertising, shareholder reports and other communications in terms of yield or total rate of return. All performance information is historical and is not intended to indicate future performance. Yield and total rates of return fluctuate in response to market conditions and other factors, and the value of an investor's shares when redeemed may be more or less than their original cost.

    The Fund may provide its period and average annualized "total rates of return." The "total rate of return" refers to the change in the value of an investment in the Fund over a stated period which was made at the maximum public offering price and reflects any change in net asset value per share and is compounded to include the value of any shares purchased with any dividends or capital gains declared during such period. Period total rates of return may be "annualized." An "annualized" total rate of return assumes that the period total rate of return is generated over a one-year period.

    The Fund may provide annualized "yield" quotations. The "yield" of the Fund refers to the income generated by an investment in the Fund over a 30-day or one-month period (which period is stated in any such advertisement or communication). This income is then annualized; that is, the amount of income generated by the investment over that period is assumed to be generated each month over a one-year period and is shown as a percentage of the maximum public offering price on the last day of that period. A "yield" quotation, unlike a total rate of return quotation, does not reflect changes in net asset value.

    Yields and total returns quoted for the Fund include the effect of deducting the Fund's expenses, but may not include charges and expenses attributable to a particular variable annuity contract or variable life insurance policy. Since shares of the Fund can be purchased only through a variable annuity contract or variable life insurance policy, a prospective purchaser should carefully review the prospectus of the variable annuity contract or variable life insurance policy he or she has chosen for information on relevant charges and expenses. Including these charges in the quotations of the Fund's yield and total return would have the effect of decreasing performance. Performance information for the Fund must always be accompanied by, and be reviewed with, performance information for the insurance product which invests in the Fund. See the Statement of Additional Information for more information concerning the calculation of yield and total rate of return quotations for the Fund.

                             GENERAL INFORMATION
--------------------------------------------------------------------------------

    ORGANIZATION: The Fund is a diversified series of Variable Annuity Portfolios, an open-end investment company organized as a Massachusetts business trust on October 18, 1996. Prior to March 2, 1998, the Fund was called Landmark Small Cap Equity VIP Fund.

    The Fund is a diversified mutual fund. Under the 1940 Act, a diversified mutual fund must invest at least 75% of its assets in cash and cash items, U.S. Government securities, investment company securities and other securities limited as to any one issuer to not more than 5% of the total assets of the investment company and not more than 10% of the voting securities of the issuer.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the trust's obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.

VOTING AND OTHER RIGHTS: The Fund may issue an unlimited number of shares ($0.00001 par value), may create new series of shares and may divide shares in each series into classes. Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each series of Variable Annuity Portfolios have equal voting rights except that, in matters affecting only a particular series, only shares of that particular series are entitled to vote.

    As a series of a Massachusetts business trust, the Fund is not required to hold annual shareholder meetings. Shareholder approval will usually be sought only for changes in the Fund's fundamental investment restrictions and for the election of Trustees under certain circumstances. Trustees may be removed by shareholders under certain circumstances. Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation of that Fund.

    The rights accompanying Fund shares are legally vested in the Separate Accounts. However, in accordance with current law and interpretations thereof, Participating Insurance Companies will vote shares held in the Separate Accounts in a manner consistent with timely voting instructions received from the holders of variable contracts and variable life insurance policies. Each Participating Insurance Company will vote Fund shares held in Separate Accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance policies, as well as shares it owns, in the same proportion as those shares for which voting instructions are received. For a further discussion, please refer to the insurance company's Separate Account prospectus.

CERTIFICATES: The Funds' Transfer Agent maintains a share register for shareholders of record, i.e., the Separate Accounts of the Participating Insurance Companies. Share certificates are not issued.

EXPENSES: In addition to amounts payable under the Management Agreement, up to 0.15% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year may be paid to certain service providers and others in order to cover Fund operating expenses. Such expenses may include, among other things, the costs of securities transactions, the compensation of Trustees that are not affiliated with the Manager or CFBDS, government fees, taxes, accounting and legal fees, expenses of communicating with shareholders, interest expense, and insurance premiums.


    For the period from February 10, 1997 (commencement of operations) to December 31, 1997, the annualized expenses of the Fund were 0.90% of the Fund's average daily net assets for that period.


    All fee waivers are voluntary and may be reduced or terminated at any time.


YEAR 2000: The Fund could be adversely affected if the computer systems used by the Fund or its service providers are not programmed to accurately process information on or after January 1, 2000. The Fund, and its service providers, are making efforts to resolve any potential Year 2000 issues. While it is likely that these efforts will be successful, the failure to implement any necessary modifications to computer systems used by the Fund or its service providers could result in an adverse impact on the Fund.


COUNSEL AND INDEPENDENT AUDITOR: Bingham Dana LLP, 150 Federal Street, Boston, Massachusetts 02110, is counsel for the Fund. Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent auditor for the Fund.


    The Statement of Additional Information dated the date hereof contains more detailed information about the Fund, including information related to (i) investment policies and restrictions, (ii) the Trustees, officers and investment manager, (iii) securities transactions, (iv) the Fund's shares, including rights and liabilities of shareholders, (v) the method used to calculate performance information, and (vi) the determination of net asset value.


    No person has been authorized to give any information or make any representations not contained in this Prospectus or the Statement of Additional Information in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. This Prospectus does not constitute an offering by the Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

                                   APPENDIX
-------------------------------------------------------------------------------
                          PERMITTED INVESTMENTS AND
                             INVESTMENT PRACTICES
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements in order to earn a return on temporarily available cash. Repurchase agreements are transactions in which an institution sells the Fund a security at one price, subject to the Fund's obligation to resell and the selling institution's obligation to repurchase that security at a higher price normally within a seven day period. There may be delays and risks of loss if the seller is unable to meet its obligation to repurchase.

    REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund and the agreement by the Fund to repurchase the securities at an agreed-upon price, date and interest payment. When the Fund enters into reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be maintained in a segregated account with the Fund's custodian. The segregation of assets could impair the Fund's ability to meet its current obligations or impede investment management if a large portion of the Fund's assets are involved. Reverse repurchase agreements are considered to be a form of borrowing.


    LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements and in order to generate additional income, the Fund may lend its portfolio securities to broker-dealers and other institutional borrowers. Such loans must be callable at any time and continuously secured by collateral (cash or U.S. Government securities) in an amount not less than the market value, determined daily, of the securities loaned. It is intended that the value of securities loaned by the Fund would not exceed 30% of its total assets.


    In the event of the bankruptcy of the other party to a securities loan, repurchase agreement or reverse repurchase agreement, the Fund could experience delays in recovering either the securities or cash. To the extent that, in the meantime, the value of the securities loaned or sold have increased or the value of the securities purchased has decreased, the Fund could experience a loss.

    CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. Convertible securities purchased are not subject to the rating requirements applicable to the Fund's purchase of fixed income investments.

    In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

    RULE 144A SECURITIES. The Fund may purchase restricted securities that are not registered for sale to the general public. If the Manager determines that there is a dealer or institutional market in the securities, the securities will not be treated as illiquid for purposes of the Fund's investment limitations. The Trustees will review these determinations. These securities are known as "Rule 144A securities," because they are traded under SEC Rule 144A among qualified institutional buyers. Institutional trading in Rule 144A securities is relatively new, and the liquidity of these investments could be impaired if trading in Rule 144A securities does not develop or if qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.

    COMMERCIAL PAPER. The Fund may invest in commercial paper, which is unsecured debt of corporations usually maturing in 270 days or less from its date of issuance.

    PRIVATE PLACEMENTS AND ILLIQUID INVESTMENTS. The Fund may invest up to 15% of its net assets in securities for which there is no readily available market. These illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

    "WHEN-ISSUED" SECURITIES. In order to ensure the availability of suitable securities, the Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the securities would be delivered to the Fund at a future date beyond customary settlement time. Under normal circumstances, the Fund takes delivery of the securities. In general, the Fund does not pay for the securities until received and does not start earning interest until the contractual settlement date. While awaiting delivery of the securities, the Fund establishes a segregated account consisting of cash, cash equivalents or high quality debt securities equal to the amount of the Fund's commitments to purchase "when-issued" securities. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when-issued" basis may increase the volatility of its net asset value.

    FUTURES CONTRACTS. The Fund may purchase stock index futures in order to protect against declines in the value of portfolio securities or increases in the cost of securities or other assets to be acquired and, subject to applicable law, to enhance potential gain. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a security at a specified future time and price, or for making payment of a cash settlement based on changes in the value of a security, an index of securities or other assets. In many cases, the futures contracts that may be purchased by the Fund are standardized contracts traded on commodities exchanges or boards of trade. Because the value of a futures contract changes based on the price of the underlying security or other asset, futures contracts are considered to be "derivatives." Futures contracts are a generally accepted part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors.

    When the Fund purchases or sells a futures contract, it is required to make an initial margin deposit. Although the amount may vary, initial margin can be as low as 1% or less of the face amount of the contract. Additional margin may be required as the contract fluctuates in value. Since the amount of margin is relatively small compared to the value of the securities covered by a futures contract, the potential for gain or loss on a futures contract is much greater than the amount of the Fund's initial margin deposit. The Fund currently does not intend to enter into a futures contract if, as a result, the initial margin deposits on all of the Fund's futures contracts would exceed approximately 5% of the Fund's net assets. Also, the Fund intends to limit its futures contracts so that the value of the securities covered by its futures contracts would not generally exceed 50% of the market value of its total assets other than its futures contracts and to segregate sufficient assets to meet its obligations under outstanding futures contracts.


    The ability of the Fund to utilize futures contracts successfully will depend on the Manager's ability to predict interest rate or stock price movements, which cannot be assured. In addition to general risks associated with any investment, the use of futures contracts entails the risk that, to the extent the Manager's view as to interest rate or stock price movements is incorrect, the use of futures contracts, even for hedging purposes, could result in losses greater than if they had not been used. This could happen, for example, if there is a poor correlation between price movements of futures contracts and price movements in the Fund's related portfolio position. Also, the futures markets may not be liquid in all circumstances. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. When futures contracts are used for hedging, even if they are successful in minimizing the risk of loss due to a decline in the value of the hedged position, at the same time they limit any potential gain which might result from an increase in value of such position. As noted, the Fund may also enter into transactions in futures contracts for other than hedging purposes (subject to applicable law), including speculative transactions, which involve greater risk. In particular, in entering into such transactions, the Fund may experience losses which are not offset by gains on other portfolio positions, thereby reducing its gross income. In addition, the markets for such instruments may be extremely volatile from time to time, which could increase the risks incurred by the Fund in entering into such transactions.


    The use of futures contracts potentially exposes the Fund to the effects of "leveraging," which occurs when futures are used so that the Fund's exposure to the market is greater than it would have been if the Fund had invested directly in the underlying securities. "Leveraging" increases the Fund's potential for both gain and loss. As noted above, the Fund intends to adhere to certain policies relating to the use of futures contracts, which should have the effect of limiting the amount of leverage by the Fund. The use of futures contracts may increase the amount of taxable income of the Fund and may affect in other ways the amount, timing and character of the Fund's income for tax purposes, as more fully discussed in the section entitled "Certain Additional Tax Matters" in the Statement of Additional Information.

    The use of futures by the Fund and some of their risks are described more fully in the Statement of Additional Information.


    SECURITIES OF ISSUERS IN DEVELOPING COUNTRIES. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries with more mature economies; such markets often have provided higher rates of return, and greater risks, to investors. These heightened risks include (i) greater risks of expropriation, confiscatory taxation and nationalization, and less social, political and economic stability; (ii) the small current size of markets for securities of issuers based in developing countries and the currently low or non-existent volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures. Such characteristics can be expected to continue in the future.


    LOWER-RATED DEBT SECURITIES. The Fund may purchase lower-rated securities (those rated Baa or better by Moody's or BBB by S&P) and equivalent securities which may have poor protection of payment of principal and interest. These securities are often considered to be speculative and involve greater risk of default or price changes than securities assigned a higher quality rating due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates.

    SHORT SALES "AGAINST THE BOX." In a short sale, a fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." The Fund may make a short sale as a hedge, when it believes that the value of a security owned by the Fund (or a security convertible or exchangeable for such security) may decline. Not more than 40% of the Fund's total assets would be involved in short sales "against the box."

                                                                  Statement of
                                                        Additional Information
                                                                   May 1, 1998
CITIFUNDS(SM) SMALL CAP GROWTH VIP PORTFOLIO


      Variable Annuity Portfolios (the "Trust") is an investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on October 18, 1996. The Trust offers shares of CitiFundsSM Small Cap Growth VIP Portfolio (the "Fund"), as well as the shares of four other series. The shares of the Fund are offered only to separate accounts ("Separate Accounts") of participating life insurance companies ("Participating Insurance Companies") for the purpose of funding variable annuity contracts and variable life insurance policies. The address and telephone number of the Trust are 21 Milk Street, Boston, Massachusetts 02109, (617) 423-1679.


      FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, CITIBANK, N.A. OR ANY OF ITS AFFILIATES, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.


Table of Contents
                                                                            Page
The Trust                                                                      2
Investment Objective and Policies                                              2
Description of Permitted Investments and Investment Practices                  3
Investment Restrictions                                                       12
Performance Information                                                       13
Determination of Net Asset Value; Valuation of
  Securities; Additional Redemption Information                               14
Management                                                                    15
Portfolio Transactions                                                        20
Description of Shares, Voting Rights and Liabilities                          21
Certain Additional Tax Matters                                                22
Financial Statements                                                          23


      This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Trust's Prospectus, dated May 1, 1998, by which shares of the Fund are offered. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained by an investor without charge by contacting the Trust's distributor at (617) 423-1679 or a Participating Insurance Company.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                  1. THE TRUST

      Variable Annuity Portfolios, the Trust, is an investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on October 18, 1996. This Statement of Additional Information relates to CitiFunds Small Cap Growth VIP Portfolio, a series of the Trust. Prior to March 2, 1998 the Fund was called Landmark Small Cap Equity VIP Fund. The Fund is an investment vehicle for variable annuity contracts and variable life insurance policies offered by Separate Accounts of Participating Insurance Companies.

      Citibank, N.A. ("Citibank" or the "Manager") is the Manager of the Fund. Citibank manages the investments of the Fund from day to day in accordance with the Fund's investment objective and policies. The selection of investments for the Fund and the way they are managed depend on the conditions and trends in the economy and the financial marketplaces.

      The Board of Trustees of the Trust provides broad supervision over the affairs of the Fund. Shares of the Fund are continuously sold by CFBDS, Inc., the Funds' distributor ("CFBDS" or the "Distributor"), only to Separate Accounts.


                      2. INVESTMENT OBJECTIVE AND POLICIES

      The investment objective of the Fund is long-term capital growth. Dividend income, if any, is incidental to the Fund's investment objective.

      The investment objective of the Fund may be changed by its Trustees without approval by the Fund's shareholders, but shareholders will be given written notice at least 30 days before any change is implemented. Of course, there can be no assurance that the Fund will achieve its investment objective.

      The Prospectus contains a discussion of the various types of securities in which the Fund may invest and the risks involved in such investments. The following supplements the information contained in the Prospectus concerning the investment objective, policies and techniques of the Fund.

      While it is the policy of the Fund to invest its assets in a broadly diversified portfolio of equity securities consisting mainly of common stocks of U.S. issuers, the Fund may also invest in other types of securities such as fixed income securities and convertible and non-convertible bonds.

      The Trust has also adopted the following policies with respect to the Fund's investments in (i) warrants and (ii) securities of issuers with less than three years' continuous operation. The Trust's purchases of warrants for the Fund will not exceed 5% of the Fund's net assets. Included within that amount, but not exceeding 2% of its net assets, may be warrants which are not listed on the New York Stock Exchange or the American Stock Exchange. Any such warrants will be valued at their market value except that warrants which are attached to securities at the time such securities are acquired for the Fund will be deemed to be without value for the purpose of this restriction. The Trust will not invest more than 5% of the Fund's assets in companies which, including their respective predecessors, have a record of less than three years' continuous operation.

       3. DESCRIPTION OF PERMITTED INVESTMENTS AND INVESTMENT PRACTICES

FUTURES CONTRACTS

      The Fund may enter into stock index futures contracts and/or foreign currency futures contracts. Such investment strategies will be used for hedging purposes and for nonhedging purposes, subject to applicable law.

      A futures contract is an agreement between two parties for the purchase or sale for future delivery of securities or for the payment or acceptance of a cash settlement based upon changes in the value of the securities or of an index of securities. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price, or to make or accept the cash settlement called for by the contract, on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price, or to make or accept the cash settlement called for by the contract, on a specified date. Futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange.

      While futures contracts based on securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. Brokerage fees will be incurred when the Fund purchases or sells a futures contract. At the same time such a purchase or sale is made, the Fund must provide cash or securities as a deposit ("initial deposit") known as "margin." The initial deposit required will vary, but may be as low as 1% or less of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market," and the Fund may receive or be required to pay additional "variation margin" as the futures contract becomes more or less valuable.

      The Fund may enter into stock index futures contracts to gain stock market exposure while holding cash available for investments and redemptions.

      The Fund may purchase and sell foreign currency futures contracts to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

      Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

      Although the use of futures for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position (e.g., if the Fund sells a futures contract to protect against losses in the securities held by the
Fund), at the same time the futures contract limits any potential gain which might result from an increase in value of a hedged position.

      In addition, the ability effectively to hedge all or a portion of the Fund's investments through transactions in futures contracts depends on the degree to which movements in the value of the securities underlying such contracts correlate with movements in the value of the Fund's securities. If the security underlying a futures contract is different than the security being hedged, they may not move to the same extent or in the same direction. In that event, the Fund's hedging strategy might not be successful and the Fund could sustain losses on these hedging transactions which would not be offset by gains on the Fund's other investments or, alternatively, the gains on the hedging transaction might not be sufficient to offset losses on the Fund's other investments. It is also possible that there may be a negative correlation between the security underlying a futures contract and the securities being hedged, which could result in losses both on the hedging transaction and the securities. In these and other instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken. Similarly, even where the Fund enters into futures transactions other than for hedging purposes, the effectiveness of its strategy may be affected by lack of correlation between changes in the value of the futures contracts and changes in value of the securities which the Fund would otherwise buy and sell.

      The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, there is the potential that the liquidity of the futures market may be lacking. Prior to expiration, a futures contract may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the contract market on which the futures contract was originally entered into. While the Fund will establish a futures position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, which could require the Fund to purchase or sell the instrument underlying the futures contract or to meet ongoing variation margin requirements. The inability to close out futures positions also could have an adverse impact on the ability effectively to use futures transactions for hedging or other purposes.

      The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a futures contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

      Each contract market on which futures contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Manager does not believe that these trading and position limits would have an adverse impact on the Fund's hedging strategies.

      CFTC regulations require compliance with certain limitations in order to assure that the Fund is not deemed to be a "commodity pool" under such regulations. In particular, CFTC regulations prohibit the Fund from purchasing or selling futures contracts (other than for bona fide hedging transactions) if, immediately thereafter, the sum of the amount of initial margin required to establish the Fund's non-hedging futures positions would exceed 5% of the Fund's net assets.

      The Fund will comply with this CFTC requirement, and the Fund currently intends to adhere to the additional policies described below. First, an amount of cash or cash equivalents will be maintained by the Fund in a segregated account with the Fund's custodian so that the amount so segregated, plus the initial margin held on deposit, will be approximately equal to the amount necessary to satisfy the Fund's obligations under the futures contract. The second is that the Fund will not enter into a futures contract if immediately thereafter the amount of initial margin deposits on all the futures contracts held by the Fund would exceed approximately 5% of the net assets of the Fund. The third is that the aggregate market value of the futures contracts held by the Fund not exceed approximately 50% of the market value of the Fund's total assets other than its futures contracts. For purposes of this third policy, "market value" of a futures contract is deemed to be the amount obtained by multiplying the number of units covered by the futures contract times the per unit price of the securities covered by that contract.

      The use of futures contracts may increase the amount of taxable income of the Fund and may affect the amount, timing and character of the Fund's income for tax purposes, as more fully discussed herein in the section entitled "Certain Additional Tax Matters."

REPURCHASE AGREEMENTS

      The Fund may invest in repurchase agreements collateralized by securities in which the Fund may otherwise invest. Repurchase agreements are agreements by which the Fund purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the U.S. Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or Government agency issues. Under the Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements may be considered to be loans by the buyer. The Fund's risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although the Fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by the Fund are fully collateralized, with such collateral being marked to market daily.

SECURITIES OF NON-U.S. ISSUERS

      The Fund may invest in securities of non-U.S. issuers. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, the value of such securities fluctuates based on the relative strength on the U.S. dollar. In addition, there is generally less publicly available information about non-U.S. issuers, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Non-U.S. issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in securities of non-U.S. issuers also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of other countries or areas of the world may differ favorably or unfavorably from the economy of the U.S.

      It is anticipated that in most cases the best available market for securities of non-U.S. issuers would be on exchanges or in over-the-counter markets located outside the U.S. Non-U.S. stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some non-U.S. issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. Non-U.S. security trading practices, including those involving securities settlement where the Fund's assets may be released prior to receipt of payments, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a non-U.S. broker-dealer. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the U.S. and may be non-negotiable. In general, there is less overall governmental supervision and regulation of non-U.S. securities exchanges, brokers and listed companies than in the U.S.

      Investments in closed-end investment companies which primarily hold securities of non-U.S. issuers may entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses.

      American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other forms of depositary receipts for securities of non-U.S. issuers provide an alternative method for the Fund to make non-U.S. investments. These securities are not usually denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement.

      ADRs, EDRs, and GDRs may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs, and there may not be a correlation between such information and the market value of the depositary receipts.

      The Fund may invest in securities of non-U.S. issuers that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than securities of non-U.S. issuers of the same class that are not subject to such restrictions.

      The risks described above, including the risks of nationalization or expropriation of assets, are typically increased to the extent that the Fund invests in issuers located in less developed and developing nations, whose securities markets are sometimes referred to as "emerging securities markets." Investments in securities located in such countries are speculative and subject to certain special risks. Political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies.

      In addition, unanticipated political or social developments may affect the value of the Fund's investments in these countries and the availability to the Fund of additional investments in these countries. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make the Fund's investment in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to issuers located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

SHORT SALES "AGAINST THE BOX"

      In a short sale, a fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund, in accordance with its investment restrictions, may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box."

      In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Fund engages in a short sale, the collateral for the short position is maintained for the Fund by the custodian or qualified sub-custodian. While the short sale is open, an amount of securities equal in kind and amount to the securities sold short or securities sold convertible into or exchangeable for such equivalent securities are maintained in a segregated account for the Fund. These securities constitute the Fund's long position.

      The Fund does not engage in short sales against the box for investment purposes. The Fund may, however, make a short sale against the box as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount the Fund owns. There are certain additional transaction costs associated with short sales against the box, but the Fund endeavors to offset these costs with the income from the investment of the cash proceeds of short sales.

      The Manager does not expect that more than 40% of the Fund's total assets would be involved in short sales against the box. The Manager does not currently intend to engage in such sales.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

      Because the Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund may enter into currency exchange transactions to convert U.S. currency to non-U.S. currency and non-U.S. currency to U.S. currency, as well as convert one non-U.S. currency to another non-U.S. currency. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange markets, or uses forward contracts to purchase or sell non-U.S. currencies. The Fund may also enter into currency hedging transactions in an attempt to protect the value of its assets as measured in U.S. dollars from unfavorable changes in currency exchange rates and control regulations. (Although the Fund's assets are valued daily in terms of U.S. dollars, the Trust does not intend to convert the Fund's holdings of non-U.S. currencies into U.S. dollars on a daily basis.) It is not currently intended that the Fund speculate in currency exchange rates or forward contracts.

      The Fund may convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although currency exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a currency at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

      A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no fees or commissions are charged at any stage for trades.

      When the Fund enters into a contract for the purchase or sale of a security denominated in a non-U.S. currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of non-U.S. currency involved in the underlying security transaction, the Fund may be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the non-U.S. currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

      When the Manager believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of non-U.S. currency approximating the value of some or all of the Fund's securities denominated in such non-U.S. currency. The precise matching of the forward contract amounts and the value of the securities involved is not generally possible since the future value of such securities in non-U.S. currencies changes as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of a short-term hedging strategy is highly uncertain. The Fund does not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts obligates the Fund to deliver an amount of non-U.S. currency in excess of the value of the Fund's securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated in the investment decisions made with regard to overall diversification strategies. However, the Manager believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

      The Fund generally would not enter into a forward contract with a term greater than one year. At the maturity of a forward contract, the Fund will either sell the security and make delivery of the non-U.S. currency, or retain the security and terminate its contractual obligation to deliver the non-U.S. currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the non-U.S. currency. If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the non-U.S. currency. Should forward prices decline during the period between the date the Fund enters into a forward contract for the sale of the non-U.S. currency and the date it enters into an offsetting contract for the purchase of such currency, the Fund will realize a gain to the extent the selling price of the currency exceeds the purchase price of the currency. Should forward prices increase, the Fund will suffer a loss to the extent that the purchase price of the currency exceeds the selling price of the currency.

      It is impossible to forecast with precision the market value of the Fund's securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional non-U.S. currency on the spot market if the market value of the security is less than the amount of non-U.S. currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of such currency. Conversely, it may be necessary to sell on the spot market some of the non-U.S. currency received upon the sale of the security if its market value exceeds the amount of such currency the Fund is obligated to deliver.

      The Fund may also purchase put options on a non-U.S. currency in order to protect against currency rate fluctuations. If the Fund purchases a put option on a non-U.S. currency and the value of the U.S. currency declines, the Fund will have the right to sell the non-U.S. currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on the Fund which otherwise would have resulted. Conversely, where a rise in the U.S. dollar value of another currency is projected, and where the Fund anticipates investing in securities traded in such currency, the Fund may purchase call options on the non-U.S. currency.

      The purchase of such options could offset, at least partially, the effects of adverse movements in exchange rates. However, the benefit to the Fund from purchases of non-U.S. currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in non-U.S. currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

      The Fund may write options on non-U.S. currencies for hedging purposes or otherwise to achieve its investment objectives. For example, where the Fund anticipates a decline in the value of the U.S. dollar value of a non-U.S. security due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of the security held by the Fund will be offset by the amount of the premium received.

      Similarly, instead of purchasing a call option to hedge against an anticipated increase in the cost of a non-U.S. security to be acquired because of an increase in the U.S. dollar value of the currency in which the underlying security is primarily traded, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. However, the writing of a currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on currencies, the Fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

      Put and call options on non-U.S. currencies written by the Fund will be covered by segregation of cash, short-term money market instruments or high quality debt securities in an account with the custodian in an amount sufficient to discharge the Fund's obligations with respect to the option, by acquisition of the non-U.S. currency or of a right to acquire such currency (in the case of a call option) or the acquisition of a right to dispose of the currency (in the case of a put option), or in such other manner as may be in accordance with the requirements of any exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

      Investing in ADRs and other depositary receipts presents many of the same risks regarding currency exchange rates as investing directly in securities denominated in currencies other than the U.S. dollar. Because the securities underlying these receipts are traded primarily in non-U.S. currencies, changes in currency exchange rates will affect the value of these receipts. For example, a decline in the U.S. dollar value of another currency in which securities are primarily traded will reduce the U.S. dollar value of such securities, even if their value in the other currency remains constant, and thus will reduce the value of the receipts covering such securities. The Fund may employ any of the above described non-U.S. currency hedging techniques to protect the value of its assets invested in depositary receipts.

      Of course, the Fund is not required to enter into such transactions and does not do so unless deemed appropriate by the Manager. It should also be realized that these methods of protecting the value of the Fund's securities against a decline in the value of a currency do not eliminate fluctuations in the underlying prices of the securities. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase.

      The Fund has established procedures consistent with policies of the Securities and Exchange Commission (the "SEC") concerning forward contracts. Since those policies currently recommend that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund expects always to have cash, cash equivalents or high quality debt securities available sufficient to cover any commitments under these contracts or to limit any potential risk.

LENDING OF SECURITIES

      Consistent with applicable regulatory requirements and in order to generate income, the Fund may lend its securities to broker-dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the New York Stock Exchange (and subsidiaries thereof). Loans of securities would be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral would be invested in high quality short-term instruments. Either party has the right to terminate at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and with respect to cash collateral would also receive compensation based on investment of the collateral (subject to a rebate payable to the borrower). Where the borrower provides the Fund with collateral consisting of U.S. Treasury obligations, the borrower is also obligated to pay the Fund a fee for use of the borrowed securities. The Fund, would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the Manager to be of good standing, and when, in the judgment of the Manager, the consideration which can be earned currently from loans of this type justifies the attendant risk. In addition, the Fund could suffer a loss if the borrower terminates the loan and the Fund is forced to liquidate investments in order to return the cash collateral to the buyer. If the Manager determines to make loans, it is not intended that the value of the securities loaned would exceed 30% of the value of the Fund's total assets.

WHEN-ISSUED SECURITIES

      The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, under normal circumstances, the Fund would take delivery of such securities. When the Fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it sets up procedures consistent with Securities and Exchange Commission policies. Since those policies currently require that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund expects always to have cash, cash equivalents, or high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, even though the Fund does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of Securities and Exchange Commission policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Manager determines it is advisable as a matter of investment strategy to sell the "when-issued" or "forward delivery" securities, the Fund would be required to meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation).

CONVERTIBLE SECURITIES

      The Fund may invest in convertible securities. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the name or a different issuer. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a smaller non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. Convertible securities purchased are not subject to the rating requirements applicable to the Funds' purchase of fixed income investments.

      In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

RULE 144A SECURITIES

      Consistent with applicable investment restrictions, the Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "Securities Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. However, the Fund will not invest more than 15% of its net assets in illiquid investments, which include securities for which there is no readily available market, securities subject to contractual restrictions on resale and restricted securities, unless the Board of Trustees of the Trust determines, based on the trading markets for the specific restricted security, that it is liquid. The Trustees have adopted guidelines and delegated to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Trustees, however, retain sufficient oversight and are ultimately responsible for the determinations.

      Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will develop, the Trust's Trustees will carefully monitor the Fund's investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information. The liquidity of investments in Rule 144A securities could be impaired if trading in Rule 144A securities does not develop or if qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.


                           4. INVESTMENT RESTRICTIONS

      The Trust, on behalf of the Fund, has adopted the following policies which may not be changed with respect to the Fund without approval by holders of a majority of the outstanding voting securities of the Fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding voting securities of the Fund present at a meeting at which the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

      The Fund may not:

      (1) Borrow money, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the current value of its net assets, including the amount borrowed (nor purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund, taken at market value). It is intended that the Fund would borrow money only from banks and only to accommodate requests for the repurchase of shares of the Fund while effecting an orderly liquidation of portfolio securities.

      (2) Make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of the Fund's total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions. The purchase of short-term commercial paper or a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan.

      (3) Purchase securities of any issuer if such purchase at the time thereof would cause with respect to 75% of the total assets of the Fund more than 10% of the voting securities of such issuer to be held by the Fund, except that the Fund may invest all or substantially all of its investable assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund (a "Qualifying Portfolio").

      (4) Purchase securities of any issuer if such purchase at the time thereof would cause as to 75% of the Fund's total assets more than 5% of the Fund's assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States, any state or political subdivision thereof, or any political subdivision of any such state, or any agency or instrumentality of the United States or of any state or of any political subdivision of any state), except that the Fund may invest all or substantially all of its investable assets in a Qualifying Portfolio.

      (5) Concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry.

      (6) Underwrite securities issued by other persons, except that all the assets of the Fund may be invested in a Qualifying Portfolio and except in so far as the Fund may technically be deemed an underwriter under the Securities Act in selling a security.

      (7) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the
Fund).

      (8) Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above.

NON-FUNDAMENTAL RESTRICTIONS

      The Fund does not as a matter of operating policy:

      (i) borrow money in excess of 10% of the total assets of the Fund (taken at cost), except that the Fund may borrow up to 25% of its total assets when such borrowing is necessary to meet redemption requests (moreover, the Fund will not purchase any securities for the Fund at any time at which borrowings exceed 5% of the total assets of the Fund (taken at market value)),

      (ii) invest more than 20% of is total assets in the securities of issuers located in any one foreign country, except that the Fund may have an additional 15% of its total assets in the securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom, or Germany.

      These policies are not fundamental and may be changed by the Fund without the approval of its shareholders.

PERCENTAGE AND RATING RESTRICTIONS

      If a percentage or rating restriction on investment or utilization of assets set forth above or referred to in this Registration Statement is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities or a later change in the rating of the securities held for the Fund will not be considered a violation of policy.


                           5. PERFORMANCE INFORMATION

      A total rate of return quotation for the Fund is calculated for any period by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share on the first day of such period, and (b) subtracting 1 from the result. Any annualized total rate of return quotation is calculated by (x) adding 1 to the period total rate of return quotation calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result. Total rates of return may also be calculated on investments at various sales charge levels or at net asset value. Any performance data which is based on a reduced sales charge or net asset value would be reduced if the maximum sales charge were taken into account.

      Any current yield quotation for the Fund consists of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a 30 calendar day or one month period and is calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum public offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.

      Yields and total returns quoted for the Fund include the effect of deducting the Fund's expenses, but may not include charges and expenses attributable to a particular variable annuity contract or variable life insurance policy. Since shares of the Fund can be purchased only through a variable annuity contract or variable life insurance policy, a purchaser of such contract or policy should carefully review the prospectus for the applicable variable annuity contract or variable life insurance policy for information on relevant charges and expenses. Including these charges in the quotations of the Fund's yield and total return would have the effect of decreasing performance. Performance information for the Fund must always be accompanied by, and be reviewed with, performance information for the insurance product which invests in the Fund.

      Set forth below is total rate of return information for the shares of the Fund for the period indicated, assuming that dividends and capital gains distributions, if any, were reinvested.


                                                          Redeemable Value of a
                                                              Hypothetical
                                                            $1,000 Investment
                          Total Rate of Return          at the end of the Period
                          --------------------          ------------------------
February 10, 1997
(commencement of
operations) to
December 31, 1997                12.10%                         $1,121



              6. DETERMINATION OF NET ASSET VALUE; VALUATION OF
                SECURITIES; ADDITIONAL REDEMPTION INFORMATION

      The net asset value per share of the Fund is determined each day during which the New York Stock Exchange is open for trading. As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. This determination of net asset value of shares of the Fund is made once each day as of the close of regular trading on such Exchange (normally 4:00 p.m. Eastern time) by dividing the value of the Fund's net assets (i.e., the value of its assets less its liabilities, including expenses payable or accrued) by the number of shares of the Fund outstanding at the time the determination is made. A share's net asset value is effective for orders received by the Trust prior to its calculation and received by the Distributor prior to the close of the business day on which such net asset value is determined.

      For purposes of calculating net asset value per share, all assets and liabilities initially expressed in non-U.S. currencies will be converted into U.S. dollars at the prevailing market rates at the time of valuation. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Bonds and other fixed income securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees of the Trust. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. In certain instances, securities are valued on the basis of valuations received from a single dealer, which is usually an established market maker in the security. In these instances, additional dealer valuations are obtained monthly. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Trust. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Securities for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees of the Trust.

      Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of regular trading on the Exchange and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund's net asset value is calculated, such securities may be valued at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees of the Trust.

      Interest income on long-term obligations held for the Fund is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued plus amortization of any premiums.

      Subject to compliance with applicable regulations, the Trust has reserved the right to pay the redemption or repurchase price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares or beneficial interests being sold. If a holder of shares or beneficial interests received a distribution in kind, such holder could incur brokerage or other charges in converting the securities to cash.

        The Trust may suspend the right of redemption or postpone the date of payment for shares of the Fund more than seven days during any period when (a) trading in the markets the Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of the Fund's investments or determination of its net asset value not reasonably practicable; (b) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC has by order permitted such suspension.


                                  7. MANAGEMENT

TRUSTEES


      The Trustees and officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate that those Trustees and officers are "interested persons" (as defined in the 1940 Act) of the Trust. Unless otherwise indicated below, the address of each Trustee and officer is 21 Milk Street, Boston, Massachusetts.


TRUSTEES OF THE TRUST

ELLIOTT J. BERV (aged 55) -- Chairman and Director, Catalyst, Inc. (Management Consultants) (since June, 1992); President, Chief Operating Officer and Director, Deven International, Inc. (International Consultants) (June, 1991 to June, 1992); President and Director, Elliott J. Berv & Associates (Management Consultants) (since May, 1984). His address is 15 Stornoway Drive, Cumberland Foreside, Maine.

PHILIP W. COOLIDGE* (aged 46) -- President of the Trust; Chief Executive Officer and President, Signature Financial Group, Inc. and CFBDS.

MARK T. FINN (aged 54) -- President and Director, Delta Financial, Inc. (since June, 1983); Chairman of the Board and Chief Executive Officer, FX 500 Ltd. (Commodity Trading Advisory Firm) (since April, 1990); Director, Vantage Consulting Group, Inc. (since October, 1988). His address is 3500 Pacific Avenue, P.O. Box 539, Virginia Beach, Virginia.

RILEY C. GILLEY (aged 71) -- Vice President and General Counsel, Corporate Property Investors (November, 1988 to December, 1991); Partner, Breed, Abbott & Morgan (Attorneys) (retired, December, 1987). His address is 4041 Gulf Shore Boulevard North, Naples, Florida.

DIANA R. HARRINGTON (aged 58) -- Professor, Babson College (since September,
1993); Visiting Professor, Kellogg Graduate School of Management, Northwestern University (September, 1992 to September, 1993); Professor, Darden Graduate School of Business, University of Virginia (September, 1978 to September, 1993); Trustee, The Highland Family of Funds (since March, 1997). Her address is 120 Goulding Street, Holliston, Massachusetts.

SUSAN B. KERLEY (aged 46) -- President, Global Research Associates, Inc. (Investment Research) (since August, 1990); Adviser, Rockefeller & Co. (March, 1988 to July, 1990); Trustee, Mainstay Institutional Funds (since December, 1990). Her address is P.O. Box 9572, New Haven, Connecticut.

C. OSCAR MORONG, JR. (aged 63) -- Managing Director, Morong Capital Management (since February, 1993); Senior Vice President and Investment Manager, CREF Investments, Teachers Insurance & Annuity Association (retired January, 1993); Director, Indonesia Fund; Trustee, MAS Funds (since 1993). His address is 1385 Outlook Drive West, Mountainside, New Jersey.

WALTER E. ROBB, III (aged 71) -- President, Benchmark Consulting Group, Inc. (since 1991); Principal, Robb Associates (Corporate Financial Advisors) (since 1978); President, Benchmark Advisors, Inc. (Corporate Financial Advisors) (since 1989); Trustee of certain registered investment companies in the MFS Family of Funds. His address is 35 Farm Road, Sherborn,
Massachusetts.

E. KIRBY WARREN (aged 63) -- Professor of Management, Graduate School of Business, Columbia University (since 1987); Samuel Bronfman Professor of Democratic Business Enterprise (1978 to 1987). His address is Columbia University, Graduate School of Business, 725 Uris Hall, New York, New York.

WILLIAM S. WOODS, JR. (aged 77) -- Vice President-Investments, Sun Company, Inc. (retired, April, 1984). His address is 35 Colwick Road, Cherry Hill, New Jersey.

OFFICERS OF THE TRUST

PHILIP W. COOLIDGE* (aged 46) -- President of the Trust; Chief Executive Officer and President, Signature Financial Group, Inc. and CFBDS.

CHRISTINE A. DRAPEAU* (aged 27) -- Assistant Secretary and Assistant Treasurer of the Trust; Assistant Vice President, Signature Financial Group, Inc. (since January, 1996); Paralegal and Compliance Officer, various financial companies (July, 1992 to January, 1996); Graduate Student, Bentley College (prior to December, 1994).


TAMIE EBANKS-CUNNINGHAM* (aged 25) -- Assistant Secretary of the Trust; Office Manager, Signature Financial Group (Cayman) Ltd. (Since April 1995); Administrator, Cayman Islands Primary School (prior to April 1995). Her address is P.O. Box 2494, Elizabethan Square, George Town, Grand Cayman, Cayman Islands, British West Indies.


JOHN R. ELDER* (aged 49) -- Treasurer of the Trust; Vice President, Signature Financial Group, Inc. (since April, 1995); Treasurer, CFBDS (since April,
1995); Treasurer, Phoenix Family of Mutual Funds (Phoenix Home Life Mutual Insurance Company) (1983 to March, 1995).

LINDA T. GIBSON* (aged 32) -- Secretary of the Trust; Vice President, Signature Financial Group, Inc. (since May, 1992); Assistant Secretary, CFBDS (since October, 1992).

JOAN R. GULINELLO* (aged 42) -- Assistant Secretary and Assistant Treasurer of the Trust; Vice President, Signature Financial Group, Inc. (since October,
1993); Secretary, CFBDS (since October, 1995); Vice President and Assistant General Counsel, Massachusetts Financial Services Company (prior to October,
1993).

JAMES E. HOOLAHAN* (aged 51) -- Vice President, Assistant Secretary and Assistant Treasurer of the Trust; Senior Vice President, Signature Financial Group, Inc.

SUSAN JAKUBOSKI* (aged 34) -- Vice President, Assistant Secretary and Assistant Treasurer of the Trust; Vice President, Signature Financial Group (Cayman) Ltd. (since August, 1994); Fund Compliance Administrator, Concord Financial Group (November, 1990 to August, 1994). Her address is Suite 193, 12 Church Street, Hamilton HM11, Bermuda.

MOLLY S. MUGLER* (aged 46) -- Assistant Secretary and Assistant Treasurer of the Trust; Vice President, Signature Financial Group, Inc.; Assistant Secretary, CFBDS.

CLAIR TOMALIN* (aged 29) -- Assistant Secretary of the Trust; Office Manager, Signature Financial Group (Europe) Limited (since 1993). Her address is 117 Charterhouse Street, London ECIM 6AA.

SHARON M. WHITSON* (aged 49) -- Assistant Secretary and Assistant Treasurer of the Trust; Assistant Vice President, Signature Financial Group, Inc.

JULIE J. WYETZNER* (aged 38) -- Vice President, Assistant Secretary and Assistant Treasurer of the Trust; Vice President, Signature Financial Group, Inc.

      The Trustees and officers of the Trust also hold comparable positions with certain other funds for which CFBDS, Signature Financial Group, Inc. or their affiliates serve as the distributor or administrator.


      As of April 16, 1998, all Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund. As of the same date, First Citicorp Life Insurance Company owned 35.04% of the shares of the Fund and Citicorp Life Insurance Company owned 64.96% of the shares of the Fund.


      The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless, as to liability to the Trust, or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees of the Trust, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

      The Trustees of the Trust received the following remuneration from the Trust during its fiscal year ended December 31, 1997:

                                                                                 TOTAL
                                           PENSION OR                         COMPENSATION
                        AGGREGATE          RETIREMENT         ESTIMATED      FROM REGISTRANT
                       COMPENSATION     BENEFITS ACCRUED        ANNUAL           AND FUND
NAME OF PERSON,            FROM         AS PART OF FUND     BENEFITS UPON      COMPLEX PAID
   POSITION            REGISTRANT(1)       EXPENSES           RETIREMENT      TO TRUSTEES(1)
---------------        -------------    ---------------     -------------    ---------------

H.B. ALVORD(2)             $152              NONE                NONE             $32,000
ELLIOTT J. BERV            $488              NONE                NONE             $57,000
PHILIP W. COOLIDGE         NONE              NONE                NONE                NONE
MARK T. FINN               $492              NONE                NONE             $54,000
RILEY C. GILLEY            $489              NONE                NONE             $50,000
DIANA R. HARRINGTON        $494              NONE                NONE             $57,000
SUSAN B. KERLEY            $495              NONE                NONE             $59,000
C. OSCAR MORONG, JR        $497              NONE                NONE             $70,000
WALTER E.  ROBB, III       $489              NONE                NONE             $56,000
E. KIRBY WARREN            $490              NONE                NONE             $50,000
WILLIAM S. WOODS, JR.      $496              NONE                NONE             $58,000



(1) Information relates to the fiscal year ended December 31, 1997. Messrs. Berv, Coolidge, Finn, Gilley, Morong, Robb, Warren and Woods and Mses. Harrington and Kerley are trustees of 31, 55, 26, 31, 28, 24, 28, 30, 29 and 29 funds, respectively, in the family of open-end registered investment companies advised or managed by Citibank. (2) Mr. Alvord retried as a Trustee on May 31, 1997.


MANAGER

Citibank manages the assets of the Fund and provides certain administrative services to the Trust pursuant to a management agreement (the "Management Agreement") with the Trust. Citibank furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting securities transactions for the Fund. The Management Agreement with the Trust will continue in effect until November 8, 1998 and thereafter as long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund, and, in either case, by a majority of the Trustees of the Trust who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

Citibank provides the Trust with general office facilities and supervises the overall administration of the Trust, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the Trust's independent contractors and agents; the preparation and filing of all documents required for compliance by the Trust with applicable laws and regulations; and arranging for the maintenance of books and records of the Trust. Trustees, officers, and investors in the Trust are or may be or may become interested in Citibank, as directors, officers, employees, or otherwise and directors, officers and employees of Citibank are or may become similarly interested in the Trust.

The Management Agreement provides that Citibank may render services to others. The Management Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the Trust, when authorized either by a vote of a majority of the outstanding voting securities of the Fund or by a vote of a majority of the Board of Trustees of the Trust, or by Citibank on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Management Agreement provides that neither Citibank nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Management Agreement with the Trust.

The Prospectus contains a description of the fees payable to Citibank for services under the Management Agreement. Citibank, if required by state law, will reimburse the Fund or waive all or a portion of its management fees to the extent that the expenses of the Fund exceed the expense limitation prescribed by any state in which the Fund is qualified for offer or sale.


      For the period from February 10, 1997, commencement of operations, to December 31, 1997, the fees payable to Citibank under the Management Agreement were $21,036 (all of which was voluntarily waived).


Pursuant to a sub-administrative services agreement with Citibank, CFBDS performs such sub-administrative duties for the Trust as from time to time are agreed upon by Citibank and CFBDS. For performing such sub-administrative services, CFBDS receives compensation as from time to time is agreed upon by Citibank, not in excess of the amount paid to Citibank for its services under the Management Agreement with the Trust. All such compensation is paid by Citibank.

      CFBDS is a wholly-owned subsidiary of Signature Financial Group, Inc.

DISTRIBUTOR

      CFBDS serves as the Distributor of the Trust's shares pursuant to a Distribution Agreement with the Trust. Unless otherwise terminated, the Distribution Agreement continues in effect from year to year upon annual approval by the Trust's Board of Trustees, or by the vote of a majority of the outstanding shares of the Trust and by the vote of a majority of the Board of Trustees of the Trust who are not parties to the Agreement or interested persons of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Agreement will terminate in the event of its assignment, as defined in the 1940 Act. CFBDS is not currently paid a fee for the provision of distribution services with respect to shares of the Fund.

TRANSFER AGENT AND CUSTODIAN

      The Trust has entered into a Transfer Agency and Service Agreement with State Street Bank and Trust Company ("State Street") pursuant to which State Street acts as transfer agent for the Fund. The Trust also has entered into a Custodian Agreement and Fund Accounting Agreement with State Street, pursuant to which custodial and fund accounting services, respectively, are provided for the Fund. See "Custodian, Transfer Agent and Fund Accountant" in the Prospectus for additional information. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

AUDITORS

      Price Waterhouse LLP are the independent accountants for the Trust. The address of Price Waterhouse LLP is 160 Federal Street, Boston, Massachusetts 02110.


                            8. PORTFOLIO TRANSACTIONS

      The Trust trades securities for the Fund if it believes that a transaction net of costs (including custodian charges) will help achieve the Fund's investment objective. Changes in the Fund's investments are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. Specific decisions to purchase or sell securities for the Fund are made by a portfolio manager who is an employee of the Manager and who is appointed and supervised by its senior officers. The portfolio manager may serve other clients of the Manager in a similar capacity.

      The primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Manager attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of the Fund and other clients of the Manager on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Manager normally seeks to deal directly with the primary market markers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Manager on the tender of the Fund's securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Fund by the Manager. At present no other recapture arrangements are in effect.

      Under the Management Agreement, in connection with the selection of such brokers or dealers and the placing of such orders, the Manager is directed to seek for the Fund in its best judgment, prompt execution in an effective manner at the most favorable price. Subject to this requirement of seeking the most favorable price, securities may be bought from or sold to broker-dealers who have furnished statistical, research and other information or services to the Manager or the Fund, subject to any applicable laws, rules and regulations.

      The investment advisory fee that the Fund pays to the Manager will not be reduced as a consequence of the Manager's receipt of brokerage and research services. While such services are not expected to reduce the expenses of the Manager, the Manager would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

      In certain instances there may be securities that are suitable as an investment for the Fund as well as for one or more of the Manager's other clients. Investment decisions for the Fund and for the Manager's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the Fund. When purchases or sales of the same security for the Fund and for other portfolios managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.


      For the period from February 10, 1997, commencement of operations, to December 31, 1997, the Fund paid $8,928 in brokerage commissions.



           9. DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

      The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest ($0.00001 par value per share) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series. The Fund, CitiSelect(R) VIP Folio 200, CitiSelect(R) VIP Folio 300, CitiSelect(R) VIP Folio 400 and CitiSelect(R) VIP Folio 500 are the only curreNT series of shares of the Trust and the Trust has reserved the right to create and issue additional series of shares. Each share of the Fund represents an equal proportionate interest in the Fund with each other share. Shares of each series participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution. Shares of each series are entitled to vote separately to approve advisory agreements or changes in investment policy, but shares of all series may vote together in the election or selection of Trustees and accountants for the Trust.

      Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Shareholders in the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees of the Trust if they choose to do so and in such event the other shareholders in the Trust would not be able to elect any Trustee. The Trust is not required and has no present intention to hold annual meetings of shareholders but the Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have under certain circumstances the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment. (See "Investment Restrictions.")

      The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by a vote of the holders of two-thirds of the Trust's outstanding shares, voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of the Trust recommend such sale of assets, merger or consolidation, the approval by vote of the holders of a majority of the Trust's outstanding shares would be sufficient. The Trust or any series of the Trust, as the case may be, may be terminated (i) by a vote of a majority of the outstanding voting securities of the Trust or the affected series or (ii) by the Trustees by written notice to the shareholders of the Trust or the affected series. If not so terminated, the Trust will continue indefinitely.

      The rights accompanying Fund shares are legally vested in the Separate Accounts. However, in accordance with current law and interpretations thereof, Participating Insurance Companies will vote shares held in the Separate Accounts in a manner consistent with timely voting instructions received from the holders of variable annuity contracts and variable life insurance policies. Each Participating Insurance Company will vote Fund shares held in Separate Accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance policies, as well as shares it owns, in the same proportion as those shares for which voting instructions are received. For a further discussion, please refer to the insurance company's Separate Account prospectus.

Share certificates will not be issued.

      The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its investors, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

      The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.


                       10. CERTAIN ADDITIONAL TAX MATTERS

      Any investment in zero coupon bonds, certain stripped securities, and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. The Fund's transactions in options, futures contracts, and forward contracts will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options, futures contracts, and forward contracts to the extent necessary to meet the requirements of Subchapter M of the Internal Revenue Code.

      Special tax considerations apply with respect to foreign investments. Use of foreign currencies for non-hedging purposes may be limited in order to avoid a tax on the Fund. Investment by the Fund in certain "passive foreign investments companies" may also be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market any investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

      Investment income received by the Fund from foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known.


                            11. FINANCIAL STATEMENTS


      The audited financial statements of the Fund (Portfolio of Investments at December 31, 1997, Statement of Assets and Liabilities at December 31, 1997, Statement of Operations for the period February 10, 1997 (commencement of operations) to December 31, 1997, Statement of Changes in Net Assets for the period February 10, 1997 (commencement of operations) to December 31, 1997, Financial Highlights for the period February 10, 1997 (commencement of operations) to December 31, 1997, Notes to Financial Statements and Report of Independent Accountants), each of which is included in the Annual Report to Shareholders of the Fund, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the report of Price Waterhouse LLP, independent accountants, on behalf of the Fund.

                                     PART C


Item 24.  Financial Statements and Exhibits.

      (a)   Financial Statements Included in Part A:
            CitiSelect(R) VIP Folio 200, CitiSelect(R) VIP Folio 300,
              CitiSelect(R) VIP Folio 400, CitiSelect(R) VIP Folio 500 and CitiFundsSM Small Cap Growth VIP Portfolio: Financial Highlights for the period from February 10, 1997 (commencement of operations) to December 31, 1997.

            Financial Statements Included in Part B (unaudited):
            (i)  CitiSelect(R) VIP Folio 200
                 Portfolio of Investments at December 31, 1997*
                 Statement of Assets and Liabilities at December 31, 1997* Statement of Operations for the period from February 10,
                   1997 (commencement of operations) to December 31, 1997*
                 Statement of Changes in Net Assets for the period from
                   February 10, 1997 (commencement of operations) to December 31, 1997*
                 Financial Highlights for the period from February 10, 1997
                   (commencement of operations) to December 31, 1997*
           (ii)  CitiSelect(R) VIP Folio 300
                 Portfolio of Investments at December 31, 1997*
                 Statement of Assets and Liabilities at December 31, 1997* Statement of Operations for the period from February 10, 1997
                  (commencement of operations) to December 31, 1997*
                 Statement of Changes in Net Assets for the period from
                  February 10, 1997 (commencement of operations) to December 31, 1997*
                 Financial Highlights for the period from February 10, 1997
                  (commencement of operations) to December 31, 1997*
          (iii)  CitiSelect(R) VIP Folio 400
                 Portfolio of Investments at December 31, 1997*
                 Statement of Assets and Liabilities at December 31, 1997* Statement of Operations for the period from February 10, 1997
                  (commencement of operations) to December 31, 1997*
                 Statement of Changes in Net Assets for the period from
                  February 10, 1997 (commencement of operations) to December 31, 1997*
                 Financial Highlights for the period from February 10, 1997
                  (commencement of operations) to December 31, 1997*
           (iv)  CitiSelect(R) VIP Folio 500
                 Portfolio of Investments at December 31, 1997*
                 Statement of Assets and Liabilities at December 31, 1997* Statement of Operations for the period from February 10, 1997
                  (commencement of operations) to December 31, 1997*
                 Statement of Changes in Net Assets for the period from
                  February 10, 1997 (commencement of operations) to December 31, 1997*
                 Financial Highlights for the period from February 10, 1997
                  (commencement of operations) to December 31, 1997*
            (v)  CitiFundsSM Small Cap Growth VIP Portfolio
                  Portfolio of Investments at December 31, 1997*
                  Statement of Assets and Liabilities at December 31, 1997* Statement of Operations for the period from February 10, 1997 (commencement of operations) to December 31, 1997*
                 Statement of Changes in Net Assets for the period from
                  February 10, 1997 (commencement of operations) to December 31, 1997*
                 Financial Highlights for the period from February 10, 1997
                  (commencement of operations) to December 31, 1997*

       *Financial Information is incorporated by reference to the Registrant's
         Annual Reports to Shareholders of the Funds (Accession Number 0000950156-98-000195) for the period ended December 31, 1997.

      (b)   Exhibits

              *    1(a)    Amended and Restated Declaration of Trust of the
                           Registrant
                   1(b)    Amended and Restated Designation of Series of the
                           Registrant
              *    2(a)    By-Laws of the Registrant
            ***    2(b)    Amendment to the By-Laws of the Registrant
            ***    5(a)    Management Agreements between the Registrant and
                           Citibank, N.A., as investment manager and
                           administrator
            ***    5(b)    Sub-Management Agreement with Miller Anderson &
                           Sherrerd, LLP
            ***    5(c)    Sub-Management Agreement with Hotchkis & Wiley
            ***    5(d)    Sub-Management Agreement with Pacific Investment
                           Management Company
            ***    5(e)    Sub-Management Agreement with Franklin Advisory
                           Services, Inc.
            ***    6       Distribution Agreement between the Registrant and
                           CFBDS, Inc. (formerly known as The Landmark Funds
                           Broker-Dealer Services, Inc.) ("CFBDS"), as
                           distributor
            ***    8       Custodian Agreement between the Registrant, on
                           behalf of the Funds, and State Street Bank and
                           Trust Company ("State Street"), as custodian
            ***    9       Transfer Agency and Service Agreement between the
                           Registrant and State Street, as transfer agent
             **    10      Opinion of Bingham, Dana & Gould LLP
                   11      Consent of Price Waterhouse LLP, independent
                           auditors of the Registrant
            ***    25      Powers of Attorney
                   27(a)   Financial Data Schedule for CitiSelect VIP Folio
                           200
                   27(b)   Financial Data Schedule for CitiSelect VIP Folio
                           300
                   27(c)   Financial Data Schedule for CitiSelect VIP Folio
                           400
                   27(d)   Financial Data Schedule for CitiSelect VIP Folio
                           500
                   27(e)   Financial Data Schedule for CitiFunds Small Cap
                              Growth VIP Portfolio


----------
  * Incorporated by reference to the Registrant's Initial Registration Statement on Form N-1A (File No. 333-15119) as filed with the Securities and Exchange Commission on October 30, 1996.
 ** Incorporated by reference to Pre-Effective Amendment No. 1 to the
    Registrant's Registration Statement on Form N-1A (File No. 333-15119) as filed with the Securities and Exchange Commission on November 15, 1996.


*** Incorporated by reference to Post-Effective Amendment No. 2 to the
    Registrant's Registration Statement on Form N-1A (File No. 333-15119) as filed with the Securities and Exchange Commission on February 26, 1998.



Item 25.  Persons Controlled by or under Common Control with Registrant.

      Not applicable.


Item 26.  Number of Holders of Securities.

                  Title of Class                Number of Record Holders


          Shares of Beneficial Interest
          (par value $0.00001 per share)          As of April 16, 1998


        CitiFundsSM Small Cap Growth VIP                     3
          Portfolio
        CitiSelect(R)VIP Folio 200                           3
        CitiSelect(R)VIP Folio 300                           3
        CitiSelect(R)VIP Folio 400                           3
        CitiSelect(R)VIP Folio 500                           3


Item 27.  Indemnification.


      Reference is hereby made to (a) Article V of the Registrant's Declaration of Trust, incorporated by reference herein; (b) Section 6 of the Distribution Agreement between the Registrant and CFBDS, incorporated by reference herein; and (c) the undertaking of the Registrant regarding indemnification set forth in its Registration Statement on Form N-1A.


      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

      The Trustees and officers of the Registrant and the personnel of the Registrant's administrator are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.


Item 28.  Business and Other Connections of Investment Advisers.


      Citibank, N.A. ("Citibank") is a commercial bank offering a wide range of banking and investment services to customers across the United States and around the world. Citibank is a wholly-owned subsidiary of Citicorp, a registered bank holding company. Citibank also serves as investment adviser to the following registered investment companies (or series thereof): Asset Allocation Portfolios (Large Cap Value Portfolio, Small Cap Value Portfolio, International Portfolio, Foreign Bond Portfolio, Intermediate Income Portfolio and Short-Term Portfolio), The Premium Portfolios (Growth & Income Portfolio, Balanced Portfolio, Large Cap Growth Portfolio, Government Income Portfolio, International Equity Portfolio, Emerging Asian Markets Equity Portfolio and Small Cap Growth Portfolio), Tax Free Reserves Portfolio, U.S. Treasury Reserves Portfolio, Cash Reserves Portfolio, CitiFundsSM Fixed Income Trust (CitiFundsSM Intermediate Income Portfolio), CitiFundsSM Multi-State Tax Free Trust (CitiFundsSM New York Tax Free Reserves, CitiFundsSM Connecticut Tax Free Reserves and CitiFundsSM California Tax Free Reserves), CitiFundsSM Tax Free Income Trust (CitiFundsSM National Tax Free Income Portfolio and CitiFundsSM New York Tax Free Income Portfolio) and CitiFundsSM Institutional Trust (CitiFundsSM Institutional Cash Reserves). Citibank and its affiliates manage assets in excess of $88 billion worldwide. The principal place of business of Citibank is located at 399 Park Avenue, New York, New York 10043.


      John S. Reed is the Chairman of the Board and a Director of Citibank. The following are Vice Chairmen of the Board and Directors of Citibank: Paul
J. Collins and William R. Rhodes. Other Directors of Citibank are D. Wayne Calloway, former Chairman and Chief Executive Officer, PepsiCo, Inc.; John M. Deutch, Institute Professor, Massachusetts Institute of Technology; Reuben Mark, Chairman and Chief Executive Officer, Colgate-Palmolive Company; Richard D. Parsons, President, Time Warner, Inc.; Rozanne L. Ridgway, Former Assistant Secretary of State for Europe and Canada; Robert B. Shapiro, Chairman, President and Chief Executive Officer, Monsanto Company; Frank A. Shrontz, Chairman Emeritus, The Boeing Company; and Franklin A. Thomas, former President, The Ford Foundation.

      Each of the individuals named above is also a Director of Citicorp. In addition, the following persons have the affiliations indicated:

D. Wayne Calloway           Director, Exxon Corporation
                            Director, General Electric Company
                            Retired Chairman and Chief Executive
                              Officer and Director, PepsiCo, Inc.

Paul J. Collins             Director, Kimberly-Clark Corporation

John M. Deutch              Director, Ariad Pharmaceuticals, Inc.
                            Director, CMS Energy
                            Director, Palomar Medical Technologies, Inc.
                            Director, Cummins Engine Company, Inc.
                            Director, Schlumberger, Ltd.

Reuben Mark                 Director, Chairman and Chief Executive
                            Officer   Colgate-Palmolive Company
                            Director, New York Stock Exchange
                            Director, Time Warner, Inc.
                            Non-Executive Director, Pearson, PLC

Richard D. Parsons          Director, Federal National Mortgage
                              Association
                            Director, Philip Morris Companies
                              Incorporated
                            Member, Board of Representatives, Time
                              Warner Entertainment Company, L.P.
                            Director and President, Time Warner, Inc.

John S. Reed                Director, Monsanto Company
                            Director, Philip Morris Companies
                              Incorporated
                            Stockholder, Tampa Tank & Welding, Inc.

William R. Rhodes           Director, Private Export Funding
                              Corporation

Rozanne L. Ridgway          Director, 3M
                            Director, Bell Atlantic Corporation
                            Director, Boeing Company
                            Director, Emerson Electric Company
                            Member-International Advisory Board,
                              New Perspective Fund, Inc.
                            Director, RJR Nabisco, Inc.
                            Director, Sara Lee Corporation
                            Director, Union Carbide Corporation

Robert B. Shapiro           Director, Chairman and Chief Executive
                              Officer,   Monsanto Company
                            Director, Silicon Graphics

Frank A. Shrontz            Director, 3M
                            Director, Baseball of Seattle, Inc.
                            Director and Chairman Emeritus, Boeing
                              Company
                            Director, Boise Cascade Corp.
                            Director, Chevron Corporation

Franklin A. Thomas          Director, Aluminum Company of America
                            Director, Cummins Engine Company, Inc.
                            Director, Lucent Technologies
                            Director, PepsiCo, Inc.

      Franklin Advisory Services, Inc. ("Franklin"), a sub-adviser of the Registrant, maintains its principal office at One Parker Plaza, 16th Floor, Fort Lee, New Jersey 07024. Franklin, a Delaware corporation incorporated in 1996, is a registered investment adviser under the Investment Advisers Act of 1940 and is a wholly-owned subsidiary of Franklin Resources, Inc., a publicly owned holding company. Franklin is an investment adviser to various open-end and closed-end investment companies.

      William J. Lippman is the President and Director of Franklin Advisory Services, Inc. Mr. Lippman holds a master of business administration degree from New York University and a bachelor of business administration degree from City College of New York. Mr. Lippman also serves as Senior Vice President of Franklin Resources, Inc. and Franklin Management, Inc. and has been with the Franklin Templeton Group since 1988. Prior to joining Franklin Advisers Inc., Mr. Lippman was president of L.F. Rothschild Fund Management, Inc. and has been in the securities industry for over 30 years.

      Each of the individuals named below is an officer and/or Director of Franklin and has the affiliations indicated:

Name:                            Affiliations:

William J. Lippman               Senior Vice President, Franklin Resources,
   President and Director           Inc.
                                 Senior Vice President, Franklin Advisers,
                                    Inc.
                                 Senior Vice President, Franklin Templeton
                                    Distributors, Inc.
                                 Senior Vice President, Franklin Management,
                                    Inc.

                                 Mr. Lippman also serves as officer and/or director or trustee of eight of the investment companies in the Franklin Group of Funds.

Charles B. Johnson               President, Chief Executive Officer and
   Chairman of the Board and        Director, Franklin Resources, Inc.
   Director                      Chairman of the Board and Director, Franklin
                                      Advisers, Inc.
                                 Chairman of the Board and Director, Franklin
                                    Investment Advisory Services, Inc.
                                 Chairman of the Board and Director, Franklin
                                    Templeton Distributors, Inc.
                                 Director, Franklin/Templeton Investor
                                      Services, Inc.
                                 Director, Franklin Templeton Services, Inc.
                                 Director, General Host Corporation

                                 Mr. Johnson also serves as officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 54 of the investment companies in the Franklin Templeton Group of Funds.

Rupert H. Johnson, Jr.           Executive Vice President and Director,
   Senior Vice President            Franklin Resources, Inc.
   and Director                  Executive Vice President and Director,
                                    Franklin Templeton Distributors, Inc.
                                 President and Director, Franklin Advisers,
                                    Inc.
                                 Senior Vice President and Director,
                                    Franklin Investment Advisory Services,
                                    Inc.
                                 Director, Franklin/Templeton Investor
                                    Services, Inc.

                                 Mr. Johnson also serves as officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 60 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek                Senior Vice President and General Counsel,
   Vice President and               Franklin Resources, Inc.
   Assistant Secretary           Senior Vice President, Franklin Templeton
                                    Distributors, Inc.
                                 Vice President, Franklin Advisers, Inc.
                                 Vice President, Franklin Investment
                                    Advisory Services, Inc.

                                 Ms. Gatzek also serves as officer of 60 of the investment companies in the Franklin Templeton Group of Funds.

Martin L. Flanagan               Senior Vice President, Chief Financial
   Treasurer                        Officer and Treasurer, Franklin
                                    Resources, Inc.
                                 Executive Vice President, Templeton
                                    Worldwide, Inc.
                                 Senior Vice President and Treasurer,
                                    Franklin Advisers, Inc.
                                 Senior Vice President and Treasurer,
                                    Franklin Templeton Distributors, Inc.
                                 Senior Vice President, Franklin/Templeton
                                    Investor Services, Inc.
                                 Treasurer, Franklin Investment Advisory
                                    Services, Inc.

                                 Mr. Flanagan also serves as officer of most other subsidiaries of Franklin Resources, Inc. and officer, director and/or trustee of 60 of the investment companies in the Franklin Templeton Group of Funds.

Leslie M. Kratter                Vice President, Franklin Resources, Inc.
   Secretary                     Vice President, Franklin Institutional
                                    Services Corporation
                                 President and Director, Franklin/Templeton
                                    Travel, Inc.

      Pacific Investment Management Company ("PIMCO"), a sub-adviser of the Registrant, maintains its principal office at 840 Newport Center Drive, Suite 360, P.O. Box 6480, Newport Beach, California 92658-9030. PIMCO is a registered investment adviser under the Investment Advisers Act of 1940.

      Lee R. Thomas, III joined PIMCO in 1995 and is the Senior International Portfolio Manager at PIMCO, as well as a Managing Director of PIMCO. Previously he was a member of Investcorp's Management Committee, where he was responsible for global securities and foreign exchange trading. Prior to Investcorp, he was associated with Goldman Sachs, where he was an Executive Director in the fixed income division of their London office.


      Each of the individuals named below is a Managing Director of PIMCO and has the affiliations indicated:

Name and Position:          Other Affiliations:

William H. Gross, CFA       None
  Senior Fixed Income
  Portfolio Manager

David H. Edington           None
  Senior Fixed Income
  Portfolio Manager

John L. Hague               None
  Senior Fixed Income
  Portfolio Manager

Brent R. Harris, CFA        None
  Director of Marketing

Dean S. Meiling, CFA        None
  Account Manager

James F. Muzzy, CFA         None
  Account Manager

William F. Podlich, III     None

William C. Powers           None
  Senior Fixed Income
  Portfolio Manager

Frank B. Rabinovitch        None
  Senior Fixed Income
  Portfolio Manager

Lee R. Thomas, III          None
  Senior International
  Portfolio Manager

William S. Thompson         Director, Spieker Properties Inc.
  Chief Executive Officer


      Hotchkis and Wiley, a division of the Capital Management Group of Merrill Lynch Asset Management, L.P. ("Hotchkis"), a sub-adviser of the Registrant, maintains its principal office at 800 West Sixth Street, Fifth Floor, Los Angeles, California 90017. Harry Hartford and Sarah Ketterer manage international equity accounts and are also responsible for international investment research. Each serves on the Investment Policy Committee at Hotchkis. Prior to joining Hotchkis, Mr. Hartford was with the Investment Bank of Ireland, where he gained 10 years of experience in both international and global equity management. Prior to joining Hotchkis, Ms. Ketterer was an associate with Bankers Trust and an analyst at Dean Witter.

      Hotchkis became a division of the Capital Management Group of Merrill Lynch Asset Management, L.P. upon the completion of the sale by Hotchkis and Wiley, a Delaware Limited Liability Company and the general partner of Hotchkis & Wiley, a California limited partnership, of all of the partnership interests in Hotchkis & Wiley to Merrill Lynch & Co., Inc., a Delaware corporation, in November of 1996.

      Following are the managing personnel of Hotchkis:

Name and Position:          Other Affiliations:

John F. Hotchkis            Trustee, Hotchkis and Wiley Funds
  Portfolio Manager         Board of Governors, The Music Center
  Chairman                  Director, The Music Center Foundation
                            Director, Los Angeles Philharmonic Orchestra
                            Director, Big Brothers of Greater Los
                              Angeles
                            Director, Executive Service Corps of
                               Southern California
                            Director, KCET Director, Teach for America Trustee,
                            The Lawrenceville School Trustee, Robert Louis
                            Stevenson School Director, Fountainhead Water
                            Company, Inc.

Michael L. Quinn            Head of Merrill Lynch Capital Management
  Chief Executive Officer     Group


      Miller Anderson & Sherrerd, LLP ("MAS"), a sub-adviser of the Registrant, maintains its principal office at One Tower Bridge, West Conshohocken, Pennsylvania 19428. MAS has been a registered investment adviser under the Investment Advisers Act of 1940 since 1974. MAS serves as the Investment Adviser and Fund Administrator for the MAS Funds and is also the parent company of MAS Fund Distribution, Inc. ("MASDI"), a registered limited purpose broker-dealer that was formed in 1992 solely to distribute shares of the MAS Funds. All registered representatives of MASDI are also employees of MAS. MAS Fixed Income Partnership I, L.P. ("MAS I") and MAS Fixed Income Partnership II, L.P. ("MAS II") are investment partnerships established by MAS. MAS has established MAS Fixed Income I, L.L.C., MAS Fixed Income II, L.L.C., MAS Management, Inc., and MAS Investors I, LLP to administer and manage the investment partnerships. MAS also participates in a joint venture with LTCB Capital Markets, Inc. that owns LTCB-MAS Investment Management, Inc., a registered investment adviser.

      MAS is a Pennsylvania limited liability partnership and became an indirect wholly-owned subsidiary of Morgan Stanley Group Inc., the global financial services firm, upon the completion of Morgan Stanley Asset Management's acquisition of MAS in January of 1996. MAS's general partner and the owner of 95% of the MAS partnership interests is Morgan Stanley Asset Management Holdings, Inc. ("MSAMH"), a direct wholly-owned subsidiary of Morgan Stanley Asset Management Inc. MSAMH is also one of MAS's three limited partners. The other two limited partners of MAS are MSL Incorporated and MS Holdings Incorporated, which are both holding companies within Morgan Stanley's corporate structure and own the remaining 3% and 2% of MAS's partnership interests, respectively.

Following are the officers and directors of Morgan Stanley Asset Management Holdings, Inc.

Name and Position:                      Affiliations:

James M. Allwin                         Director and Managing Director of
      President and Director              Morgan Stanley Asset Management
                                          Inc. since 1993 and President since
                                          1995;
                                        Employee of Morgan Stanley & Co.
                                          Incorporated since 1976 and
                                          Managing Director since 1985;
                                        President of Morgan Stanley Realty,
                                          Inc. since 1988;
                                        Member of the Board of Overseers,
                                          Dartmouth College;
                                        Member of the Executive Board, The
                                          National Realty Committee;
                                        Trustee, The Urban Land Institute;
                                        Chairman, Cities in Schools, Inc.

Barton M. Biggs                         Chairman and Director of Morgan
      Chairman of the Board and           Stanley Asset Management Inc. since
        Director                          1980;
                                        Chairman and Director of Morgan
                                          Stanley Asset Management Limited;
                                        Managing Director of Morgan Stanley &
                                          Co. Incorporated since 1973;
                                        Director of Morgan Stanley Group Inc.
                                          since 1991;
                                        Member of the Investment Advisory
                                          Council of The Thailand Fund;
                                        Director, The Rand McNally Company;
                                        Member, Yale Development Board;
                                        Director and officer of various
                                          investment companies managed by
                                          Morgan Stanley Asset Management Inc.

Harold J. Schaaff, Jr.                  Principal of Morgan Stanley & Co.
      Secretary and Director              Incorporated;
                                        General Counsel and Secretary of
                                          Morgan Stanley Asset Management
                                          Inc. since 1989;
                                        Officer of various investment companies
                                          managed by Morgan Stanley Asset
                                          Management Inc.

Debra M. Aaron                          Employee of Morgan Stanley & Co.
      Vice President                      Incorporated since 1984, Vice
                                          President since 1986 and a
                                          Principal since 1989

Bruce R. Sandberg                       Employee of Morgan Stanley & Co.
      Vice President                      Incorporated since 1981, Vice
                                          President since 1988 and a
                                          Principal since 1992

Eileen Murray                           Employee of Morgan Stanley & Co.
      Treasurer                           Incorporated since 1984;
                                        Treasurer and Managing Director of
                                          Morgan Stanley Asset Management
                                          Inc. and Morgan Stanley & Co.
                                          Incorporated since June of 1996

Madeline D. Barkhorn                    Employee of Morgan Stanley & Co.
      Assistant Secretary                 Incorporated since 1994 and of
                                          Morgan Stanley Asset Management
                                          Inc. since 1988

Charlene R. Herzer                      Employee of Morgan Stanley & Co.
      Assistant Secretary                 Incorporated since 1990 and Vice
                                          President since 1995

      The primary portfolio managers for MAS's Value Portfolio are Robert J. Marcin, CFA, Richard M. Behler, PhD, and Nicholas J. Kovich, CFA. All other members of the MAS equity investment management department serve as analyst resources for the value team in the management of the portfolio while maintaining responsibility for other MAS equity related portfolios.

      Each of the individuals named below is a former partner of MAS and has the affiliations indicated:

Name:                       Other Affiliations:

Richard B. Worley           University of Pennsylvania, Trustee
                            Medical Center of the University of
                            Pennsylvania, Trustee
                            Pennsylvania Academy of Fine Arts, Trustee

Thomas L. Bennett, CFA      MAS Funds, Chairman
                            MAS Fund Distribution, Inc., Director

Robert L. Hagin, PhD        Society of Quantitative Analysts, Advisory
                            Board

John D. Connolly, CFA       Financial Analysts of Philadelphia,
                               President, 1994-95

Kenneth B. Dunn, PhD        Journal of Fixed Income, Associate Editor
                            Institute for the Study of Security
                            Markets, Board of Directors

Ellen D. Harvey, CFA        St. Timothy's School, Trustee, 1985-94
                               Investment Chairman, 1994-present
                            Bryn Mawr Rehabilitation Hospital, Trustee
                            Main Line Health System, Trustee
                            Owosso Corporation, Director

Gary G. Schlarbaum, CFA,    Coe College, Trustee
  PhD                         MAS Funds Distribution, Inc., Director

James D. Schmid             MAS Funds, President
  Head of Mutual Funds      MAS Fund Distribution, Inc., Director
                            The Minerva Fund, Inc., Chairman of the
                            Board of Directors

Arden C. Armstrong, CFA     American Friends Service Committee,
                            Investment Committee
                            Wharton Fellow's Fund, Board of Overseers

Stephen F. Esser, CFA       None

J. David Germany, PhD       None

Nicholas J. Kovich, CFA     None

Robert J. Marcin, CFA       None

Mary Ann Milias             California Pacific Medical Center
                            Foundation, Trustee
                            Schools of the Sacred Heart, Trustee
                            Sisters of the Presentation - Investment
                            Advisory Committee
                            Marin Community Foundation - Investment
                            Advisory Committee

Scott F. Richard, DBA       Journal of Fixed Income, Associate Editor

Horacio A. Valeiras, CFA    None

Glenn E. Becker             Germantown Academy, Education Committee
                            The Salvation Army Advisory Board of Greater
                                  Philadelphia
                            Philadelphia Leadership Foundation, Director

Steven K. Kreider, CFA      Lehigh University, Investment Committee

Marna C. Whittington, PhD   Rohm & Haas Company, Director
                            Tower Hill School, Trustee
                            Upland Country Day School, Trustee
                            The Philadelphia Contributionship, Director
                            Federated Department Stores, Inc., Director
                            Berwind Group, Director


Item 29.  Principal Underwriters.


      (a) CFBDS, the Registrant's Distributor, is also the distributor for CitiFundsSM International Growth & Income Portfolio, CitiFundsSM International Equity Portfolio, CitiFundsSM Emerging Asian Markets Equity Portfolio, CitiFundsSM U.S. Treasury Reserves, CitiFundsSM Cash Reserves, CitiFundsSM Premium U.S. Treasury Reserves, CitiFundsSM Premium Liquid Reserves, CitiFundsSM Institutional U.S. Treasury Reserves, CitiFundsSM Institutional Liquid Reserves, CitiFundsSM Institutional Cash Reserves, CitiFundsSM Tax Free Reserves, CitiFundsSM Institutional Tax Free Reserves, CitiFundsSM California Tax Free Reserves, CitiFundsSM Connecticut Tax Free Reserves, CitiFundsSM New York Tax Free Reserves, CitiFundsSM Intermediate Income Portfolio, CitiFundsSM Short-Term U.S. Government Income Portfolio, CitiFundsSM Balanced Portfolio, CitiFundsSM Small Cap Value Portfolio, CitiFundsSM Growth & Income Portfolio, CitiFundsSM Large Cap Growth Portfolio, CitiFundsSM Small Cap Growth Portfolio, CitiFundsSM National Tax Free Income Portfolio, CitiFundsSM New York Tax Free Income Portfolio, CitiSelect(R) Folio 200, CitiSelect(R) Folio 300, CitiSelect(R) Folio 400, and CitiSelect(R) Folio 500. CFBDS is also the placement agent for Large Cap Value Portfolio, Small Cap Value Portfolio, International Portfolio, Foreign Bond Portfolio, Intermediate Income Portfolio, Short-Term Portfolio, Growth & Income Portfolio, Large Cap Growth Portfolio, Small Cap Growth Portfolio, International Equity Portfolio, Balanced Portfolio, Government Income Portfolio, Emerging Asian Markets Equity Portfolio, Tax Free Reserves Portfolio, Cash Reserves Portfolio and U.S. Treasury Reserves Portfolio.


      (b) The information required by this Item 29 with respect to each director and officer of CFBDS is incorporated by reference to Schedule A of Form BD filed by CFBDS pursuant to the Securities and Exchange Act of 1934 (File No. 8-32417).

      (c) Not applicable.


Item 30.  Location of Accounts and Records.

      The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

    NAME                                      ADDRESS


    CFBDS, Inc.                               21 Milk Street
    (distributor)                             Boston, MA  02109


    State Street Bank and Trust Company       1776 Heritage Drive
    (custodian and transfer agent)            North Quincy, MA 02171

    Citibank, N.A.                            153 East 53rd Street
    (investment manager)                      New York, NY 10043


Item 31.  Management Services.

      Not applicable.

Item 32.  Undertakings.

      (a)   Not applicable.

      (b) The Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of one or more of the Trust's Trustees when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares, and in connection therewith to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communication.


      (c) The Registrant undertakes to furnish to each person to whom a prospectus of CitiSelect(R) VIP Folio 200, CitiSelect(R) VIP Folio 300, CitiSelect(R) VIP Folio 400, CitiSelect(R) VIP Folio 500 and CitiFundsSM Small Cap Growth VIP Portfolio is delivered with a copy of its latest Annual Report to Shareholders, upon request without charge.

                                   SIGNATURES



      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 29th day of April, 1998.



                                          VARIABLE ANNUITY PORTFOLIOS

                                          By: Philip W. Coolidge
                                              -------------------------------
                                              Philip W. Coolidge
                                              President


      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to this Registration Statement has been signed below by the following persons in the capacities indicated below on April 29, 1998.


             Signature                              Title

   Philip W. Coolidge                President, Principal Executive
 ------------------------------      Officer and Trustee
   Philip W. Coolidge

   John R. Elder                     Principal Accounting and Financial Officer
 ------------------------------
   John R. Elder

   Elliott J. Berv*                  Trustee
 ------------------------------
   Elliott J. Berv

   Mark T. Finn*                     Trustee
 ------------------------------
   Mark T. Finn

   Riley C. Gilley*                  Trustee
 ------------------------------
   Riley C. Gilley

   Diana R. Harrington*              Trustee
 ------------------------------
   Diana R. Harrington

   Susan B. Kerley*                  Trustee
 ------------------------------
   Susan B. Kerley

   C. Oscar Morong, Jr.*             Trustee
 ------------------------------
   C. Oscar Morong, Jr.

   Walter E. Robb, III*              Trustee
 ------------------------------
   Walter E. Robb, III

   E. Kirby Warren*                  Trustee
 ------------------------------
   E. Kirby Warren

   William S. Woods, Jr.*            Trustee
 ------------------------------
   William S. Woods, Jr.

*By:  Philip W. Coolidge
 ------------------------------
      Philip W. Coolidge
      Executed by Philip W. Coolidge
      on behalf of those indicated
      pursuant to Powers of Attorney.

                                  EXHIBIT INDEX


             Exhibit
             No.:        Description:

             1(b)        Amended and Restated Designation of Series of the
                         Registrant
             11          Consent of Price Waterhouse LLP, independent
                         auditors of the Registrant
             27(a)       Financial Data Schedule for CitiSelect VIP Folio 200
             27(b)       Financial Data Schedule for CitiSelect VIP Folio 300
             27(c)       Financial Data Schedule for CitiSelect VIP Folio 400
             27(d)       Financial Data Schedule for CitiSelect VIP Folio 500
             27(e)       Financial Data Schedule for CitiFunds Small Cap
                         Growth VIP Portfolio